Exhibit 10.b

THIS MASTER RECEIVABLES TRANSFER AND SERVICING AGREEMENT is made on 21 June 2005

BETWEEN:

(1) FRANCE TITRISATION, a societe anonyme incorporated under the laws of France, licensed by the Autorite des marches financiers as a societe de gestion, whose registered office is located at 41, avenue de l'Opera, 75002 Paris (France), registered with the Trade and Companies Register of Paris under number 353 053 531, represented for the purposes hereof by a duly authorised representative whose name appears on the signature page, acting for itself and for the account of the FCC CROWN RECEIVABLES EUROPE (the Management Company);

(2) BNP PARIBAS, a societe anonyme incorporated under the laws of France, whose registered office is at 16, boulevard des Italiens, 75009 Paris (France), registered with the Trade and Companies Register of Paris under number 662 042 449, licensed as a credit institution in France by the Comite des Etablissements de Credit et des Entreprises d'Investissement, represented for the purposes hereof by a duly authorised representative whose name appears on the signature page (the Custodian);

(3) each of the entities listed in Part A of Schedule 1 of Appendix 1, represented for the purposes hereof by a duly authorised representative whose name appears on the signature page (the French Sellers or the French Servicers);

(4) each of the entities listed in Part B of Schedule 1 of Appendix 1, represented for the purposes hereof by a duly authorised representative whose name appears on the signature page (the English Sellers or the English Servicers, the French Sellers and the English Sellers are hereinafter referred to collectively as the Sellers and the French Servicers and the English Servicers are hereinafter referred to collectively as the Servicers);

(5) CROWN EMBALLAGE FRANCE SAS, a societe par action simplifiee incorporated under the laws of France, whose registered office is located at 67, rue Arago, 93400 Saint Ouen (France), registered with the Trade and Companies Register of Bobigny under number 954 200 838, represented for the purposes hereof by a duly authorised representative whose name appears on the signature page (the French Administrative Agent); and

(6) CROWN PACKAGING UK PLC, a Public Limited Company incorporated under the laws of England and Wales, whose registered office is located at Downsview Road, Wantage, Oxfordshire, OX12 9BP (United-Kingdom), registered under number 178090, represented for the purposes hereof by a duly authorised representative whose name appears on the signature page (the English Administrative Agent, the French
           Administrative Agent and the English Administrative Agent are hereinafter referred to collectively as the Administrative Agents),

(together, the Parties and each a Party).

WHEREAS:

A. The Management Company and the Custodian have decided to establish a fonds commun de creances, known as FCC CROWN RECEIVABLES EUROPE, governed by the provisions of Articles L. 214-43 et seq. of the French Code monetaire et financier (previously Law no. 88-1201 of 23 December 1988), of the Decree n(degree) 2004-1255 of 24 November 2004 and the FCC Regulations dated the same date as this Agreement, for the purposes of purchasing Receivables from the Sellers and issuing the Units.

B. The Sellers wish to sell and the Management Company, on behalf of the FCC, wishes to purchase Receivables from the Sellers relating to Sale of Products carried out by the Sellers under Contracts entered into between the Sellers and Debtors in the ordinary course of business with the benefit of all related ancillary security and other rights, if any, on the terms and subject to the conditions of this Master Receivables Transfer and Servicing Agreement.

C. It is intended that the Senior Units to be issued by the FCC on any Interest Payment Date will be subscribed by Eliopee. The Seller Units and the Subordinated Units will be subscribed by the Parent Company.

D. The FCC delegates to each Seller, acting as Servicer, the task of managing and collecting the relevant Receivables sold by it, for the account of the FCC, on the terms and conditions set out in this Master Receivables Transfer and Servicing Agreement.

E. The French Sellers and the French Servicers appoint the French Administrative Agent, and the English Sellers and the English Servicers appoint the English Administrative Agent, to act as their agent (mandataire) in connection with certain administrative tasks to be carried out pursuant to the Securitisation Programme.

IT IS HEREBY AGREED:

                                   SECTION I:
                         DEFINITIONS AND INTERPRETATION




1        DEFINITIONS AND INTERPRETATION

1.1      INCORPORATION OF DEFINITIONS

In this Master Receivables Transfer and Servicing Agreement (including the Recitals, the Appendixes and the Schedules) (hereinafter referred to as this Agreement), except as so far as the context otherwise requires, capitalised words and expressions shall have the same meanings as set out in the Master Definitions Agreement of even date executed by the Parties.

1.2      PRINCIPLES OF CONSTRUCTION

This Agreement incorporates the principles of construction set out in clause 3 of the Master Definitions Agreement as though the same were set out in full in this Agreement. In the event of any conflict between the provisions of this Agreement and the principles of construction set out in the Master Definitions Agreement, the provisions of this Agreement shall prevail.

1.3      COMMON TERMS

This Agreement incorporates the common terms set out in clause 4 of the Master Definitions Agreement as though the same were set out in full in this Agreement. In the event of any conflict between the provisions of this Agreement and the common terms set out in the Master Definitions Agreement, the provisions of this Agreement shall prevail.

                                   SECTION II:
                            ASSIGNMENT OF RECEIVABLES




2        COMMITMENT TO SELL THE RECEIVABLES TO THE FCC

2.1      COMMITMENT TO SELL

Subject to the terms and conditions of this Agreement, the Sellers agree to sell to the FCC, on each Transfer Date, all title to and rights in the Eligible Receivables, from the FCC Establishment Date (inclusive) until the Final Termination Date (exclusive).

2.2      ACCEPTANCE

Subject to the terms and conditions of this Agreement and in particular subject to the satisfaction (or waiver) of all of the conditions precedent set out in
Schedule 6 of Appendix 1 and in Schedule 2 of the relevant Seller's Appendix, the FCC accepts the undertaking of the Sellers pursuant to Clause 2.1 and agrees to accept the offer for sale of the Eligible Receivables made by the Sellers.

2.3      SELECTION OF THE RECEIVABLES

On each Cut-Off Date immediately preceding a given Transfer Date, the Sellers shall select the Receivables to be offered for sale to the FCC through an Individual Transfer Offer in accordance with Clause 3.1. Each Receivable shall comply with the Eligibility Criteria set out in Schedule 2 of Appendix 1 and, where relevant in Schedule 1 of the relevant Seller's Appendix.

If, on a given Transfer Date, a Seller has transferred one or more Receivables relating to a given Debtor to the FCC in accordance with the terms and conditions of this Agreement, such Seller is obligated to offer for sale to the FCC on all subsequent Transfer Dates all Receivables for such Debtor, provided that these Receivables shall comply with the Eligibility Criteria set out in
Schedule 2 of Appendix 1 and, where relevant in Schedule 1 of the relevant Seller's Appendix.

2.4      FINANCING ELIGIBILITY CRITERIA

At the latest on each Information Date immediately preceding the relevant Transfer Date, the Management Company shall have verified the compliance of each Eligible Receivable with the Financing Eligibility Criteria set out in Schedule 23 of Appendix 1.

The Parties expressly acknowledge that, pursuant to the FCC Regulations, Senior Units and Seller Units issued by the FCC, on the FCC Establishment Date and on each subsequent Interest Payment Date are backed by Eligible Financing Receivables only.

3        OFFER AND ACCEPTANCE

The sale and transfer of the Eligible Receivables to the FCC shall be performed,
with  respect  to  each  Cut-Off  Period,   in  accordance  with  the  procedure
contemplated in Clauses 3.1 to 3.5.

3.1      INDIVIDUAL TRANSFER OFFER

No later than 10.00 a.m. on each Information Date immediately preceding the relevant Transfer Date:

(a) each Seller shall deliver to the relevant Administrative Agent an Individual Transfer Offer in the form set out in Schedule 4 of Appendix 1 together with an usable, accurate and complete Computer File substantially in the form set out in Schedule 26 of Appendix 1, in which each Eligible Receivable included in the relevant Individual Transfer Offer shall be designated and identified (designee et individualisee); and

(b) each Administrative Agent shall deliver to the Management Company (with a copy to the Custodian) the relevant Consolidated Transfer Offer in the form set out in Schedule 19 of Appendix 1, comprising all the Individual Transfer Offers received from the relevant Sellers together with the corresponding Computer File attached thereto, in accordance with Sub-clause (a) above.

Each Individual Transfer Offer shall be irrevocable and binding on each Seller when delivered to the Management Company through the intermediary of the relevant Administrative Agent.

3.2      CONSISTENCY TESTS

No later than 4.00 p.m. on each Calculation Date immediately preceding the relevant Transfer Date, the Management Company shall have performed the Consistency Tests. Pursuant to the provisions of Part F of Schedule 6 of Appendix 1, should any of the Consistency Tests be not satisfied in all respects for any reason whatsoever, the FCC shall be prohibited from accepting any Individual Transfer Offer and the corresponding Consolidated Transfer Offer on that Calculation Date and on the corresponding Transfer Date.

3.3      ACCEPTANCE

Subject to the terms and conditions of this Agreement and, in particular, subject to the satisfaction (or waiver) of the conditions precedent set out in
Schedule 6 of Appendix 1 and, where relevant, in Schedule 2 of the relevant Seller's Appendix, the Management Company shall, no later than 4.00 p.m. on each Calculation Date immediately preceding the relevant Transfer Date, unless the Management Company delivers a Notice of Refusal in the form of Schedule 21 of Appendix 1 to the relevant Administrative Agent pursuant to which any Individual Transfer Offer received from any Seller on the relevant Information Date shall be refused, accept such Individual Transfer Offer by delivering an Acceptance to the relevant Administrative Agent, in the form of Schedule 20 of Appendix 1.

The procedure referred to in this Sub-clause shall constitute an acceptance by the Management Company to acquire from the relevant Seller all of the Seller's title to, and rights in, the Eligible Receivables to be transferred to the Management Company on the following Transfer Date, pursuant to the terms and conditions of this Agreement.

If between the issuance of the relevant Acceptance on the said Calculation Date and the relevant Transfer Date (included), any of the conditions precedent set out in Schedule 6 of Appendix 1 and, where relevant, in Schedule 2 of the relevant Seller's Appendix is not any longer fulfilled with respect to such Seller, it is hereby expressly acknowledged and agreed that the relevant Acceptance shall be automatically (de plein droit) null and void and with no formalities in respect of the Eligible Receivables (if any) offered for transfer in such Individual Transfer Offer and, the relevant transfer of such Eligible Receivables shall be rescinded forthwith and automatically (de plein droit).

3.4      NO EFFECTIVE TRANSFER

The Parties agree that the delivery of an Acceptance by the Management Company of the Individual Transfer Offers shall not result in the transfer of title to the corresponding Eligible Receivables and that the transfer of the title to such Eligible Receivables shall only be effected in accordance with Clause 4.2.

3.5      NO INDEPENDENT INVESTIGATION

Without prejudice to the statutory requirements of the Management Company under all applicable laws and regulations, the Parties acknowledge and agree that before issuing any Acceptance, neither the Management Company nor the Custodian will make any independent investigation in relation to the Seller, the Receivables (including any Ancillary Right), the Debtors, the Contracts or compliance with the Eligibility Criteria of any Debtors or Receivables. The relevant Acceptance shall be made by the Management Company on the assumption that:

(a) each of the representations and warranties given by the Sellers as referred to in Clause 25 and each of the representations and warranties given by the Servicers as referred to in Clause 26, as applicable, is true and accurate in all material respects when rendered or deemed to be repeated and that each of the undertakings given by the Sellers as referred to in Clause 25 and each of the undertakings given by the Servicers as referred to in Clause 26 shall be complied with at all relevant times; and

(b) each of the Eligibility Criteria is satisfied on the corresponding Information Date and Transfer Date, the compliance of such Eligibility Criteria being an essential and determining condition (condition essentielle et determinante) for the FCC, the Management Company and the Custodian, without which the FCC, the Management Company and the Custodian would not have entered into this Agreement.

4        ASSIGNMENT OF RECEIVABLES

4.1      PROCEDURE

Subject to acceptance by the Management Company of any Individual Transfer Offer on each Calculation Date pursuant to Clause 3, each Seller hereby undertakes to perform all actions set out in Clauses 4.2 and 4.3 in order to ensure that no later than 12.00 p.m. on the corresponding Transfer Date all of Seller's title to and rights in the Receivables listed in such Individual Transfer Offer shall be assigned to the FCC.

4.2      TRANSFER DOCUMENT

Each transfer of Eligible Receivables together with any Ancillary Rights relating thereto from any Seller to the FCC shall be performed by way of Transfer Document (acte de cession de creances) complying with Articles L. 214-43 et seq. of the French Code monetaire et financier and with the Decree.

No later than 10.00 a.m. on any Transfer Date, the Seller, having issued an Individual Transfer Offer on the Information Date immediately preceding the relevant Transfer Date, shall send, via the relevant Administrative Agent, to the Management Company by fax and messenger the corresponding Transfer Document (acte de cession de creances) in compliance with the form set out in Schedule 5 of Appendix 1, duly executed and dated by the relevant Seller, together with an usable, accurate and complete Transfer File substantially in the form set out in
Schedule 26 of Appendix 1, in which each Eligible Receivable included in the relevant Transfer Document shall be designated and identified (designee et individualisee).

No later than 12.00 p.m. on the relevant Transfer Date, the Management Company shall deliver the relevant Transfer Document to the Custodian, who shall keep it under its own responsibility in accordance with FCC Regulations.

4.3      EFFECT

Pursuant to the provisions of Article L. 214-43 of the French Code monetaire et financier, the Eligible Receivables together with any Ancillary Rights relating thereto shall be sold and transferred to the FCC by delivery to the Management Company of the relevant Transfer Document. Such transfer, as a matter of French law, shall be valid between the FCC and the Seller and enforceable against third parties (including the Debtors) without any further formalities, irrespective of the law governing the Eligible Receivables and the law of the country where the Debtors are located, as at the date affixed on the relevant Transfer Document upon its delivery by the relevant Seller to the Management Company. The Parties hereby expressly acknowledge and agree that the relevant transfer of Eligible Receivables shall be automatically and without any further formality rescinded (resolu de plein droit) if the Initial Purchase Price (or the Purchase Price, as the case may be) is not paid to the relevant Administrative Agent in accordance with Clause 5.2.2.

4.4      ADDITIONAL FORMALITIES

Notwithstanding the provisions of Clause 4.3, each of the Sellers and the Management Company expressly agree and acknowledge that the assignment of Eligible Receivables from Sellers to the FCC, in compliance with this Clause 4, may not be enforceable against certain Debtors until notice of the sale of such Eligible Receivables has been given to the relevant Debtor in accordance with the law governing the Eligible Receivables (other than French law) or the law of the country where such Debtors are located (other than French law). However, the Management Company (or, as the case may be, the Back-Up Servicer) may, at all times, inform the relevant Seller that it believes appropriate to make, carry out or comply with such notifications, filings, acts, registrations and other formalities, as may, in the reasonable opinion of the Management Company (or, as the case may be, the Back-Up Servicer), be required to ensure that the assignment of the Eligible Receivables becomes enforceable against the corresponding Debtors, subject always to the provisions of Clause 8.

4.5      NO FORMALITIES IN RELATION TO ANCILLARY RIGHTS

Notwithstanding any provision in this Agreement to the contrary, and in particular Clause 4.3, the Parties expressly acknowledge and agree that they will not comply with the additional specific formalities, if any, which might be required under any applicable laws and regulations for the transfer to the FCC of any Ancillary Rights to be enforceable or perfected. Consequently, the Parties expressly acknowledge and agree to all legal, economic and factual consequences which may arise, relating to, inter alia (but not limited to), validity, efficiency, effectiveness or enforceability of the transfer or retransfer of any such Ancillary Right.

4.6      FAILURE TO PERFORM

Should any Seller, for any reason which is the fault of the Seller, fail to strictly perform any of the steps, procedures or formalities and/or to deliver the documents as set out herein, particularly (but without limitation) Clause 4.2, within the required timeframe, such Seller shall indemnify the FCC for any reasonable costs incurred by the FCC directly or indirectly as a result of such failure of the Seller.

5        PURCHASE PRICE

5.1      DETERMINATION OF THE PURCHASE PRICE

The Purchase Price for the Eligible Receivables offered for transfer by means of an Individual Transfer Offer on any Information Date shall be equal to the aggregate of the Net Invoices Amounts of the corresponding Eligible Receivables as set out in such Individual Transfer Offer. No later than 4.00 p.m. on the Calculation Date immediately preceding the relevant Transfer Date, the Management Company shall notify the Purchase Price amount for the Transferred Receivables to the Sellers, via the relevant Administrative Agent.

5.2      PAYMENT OF THE PURCHASE PRICE

The Purchase Price for the Transferred Receivables shall be payable in Euro and in Sterling in accordance with Sub-clauses 5.2.2 and 5.2.3.

5.2.1 Computation of the Initial Purchase Price and the Deferred Purchase Price

In relation to each Transfer Date (other than the FCC Establishment Date), the Management Company will calculate the Purchase Price, the Initial Purchase Price and the Deferred Purchase Price with respect to the Eligible Receivables offered for sale and transfer on such Transfer Date and, no later than 4.00 p.m. on the Calculation Date immediately preceding the relevant Transfer Date, the Management Company shall notify such amounts to the Sellers, via the relevant Administrative Agent.

5.2.2    Payment of the Initial Purchase Price

The Initial Purchase Price payable in respect of the Eligible Receivables offered for sale and transfer on any Secondary Transfer Date (or the Purchase Price payable in respect of the Eligible Receivables offered for sale and transfer on any Principal Transfer Date) shall be payable by the FCC no later than 3.00 p.m. on the Secondary Transfer Date (or the Principal Transfer Date, as relevant) immediately following the Calculation Date on which the Initial Purchase Price (or the Purchase Price, as relevant) has been calculated by the Management Company, by transferring the Initial Purchase Price (or the Purchase Price, as relevant) to the credit of the relevant Administrative Agent Account by debiting the FCC General Account, provided that the Administrative Agents shall receive the Initial Purchase Price (or the Purchase Price, as relevant) in the capacity as legal agent (mandataire) of the Sellers in accordance with Clauses 21 and 22.

5.2.3    Payment of the Deferred Purchase Price

The Deferred Purchase Price payable in respect of the Eligible Receivables offered for sale and transfer on any Secondary Transfer Date shall be payable by the FCC no later than 3.00 p.m. on the next Secondary Transfer Date or at the latest on the next Principal Transfer Date, by transferring the Deferred Purchase Price to the credit of the relevant Administrative Agent Account by debiting the FCC General Account, provided that the Administrative Agents shall receive the Deferred Purchase Price in the capacity as legal agent (mandataire) of the Sellers in accordance with Clauses 21 and 22.

5.3      DISCHARGE

Payment of the Purchase Price in compliance with Clause 5.2 shall result in the full and definitive discharge of the FCC's payment obligations in respect of the Transferred Receivables. Each Seller hereby irrevocably undertakes, that upon payment of the Purchase Price in accordance with Clause 5.2, it will not assert any claim against the FCC, and hereby releases and waives any such claim, for payment by the FCC of any amounts in respect of the Purchase Price.

6        FAILURE TO CONFORM TO THE ELIGIBILITY CRITERIA

6.1      REMEDIES

If, at any time after the execution of this Agreement, any Party becomes aware that any of the Eligibility Criteria relating to any Transferred Receivable was false or incorrect on the corresponding Information Date or Transfer Date, that Party shall inform the other parties without delay by written notice, and the relevant Seller may remedy the breach by the earliest of:

(a) three (3) Business Days from the day such Seller becomes aware of such breach; or

(b) three (3) Business Days following receipt of the written notice sent by any other party to this Agreement.

6.2      PROCEDURE

If the breach referred to in Clause 6.1 is not remedied in a manner reasonably satisfactory to the Management Company, or is not capable of being remedied within the timeframe specified in the said Clause 6.1, the Parties shall:

(a) subject to the provisions of Sub-clause (b) below, proceed as follows:

           (i) no later than 10.00 a.m. on the next Information Date following the expiration of the time periods in Clause 6.1, the relevant Seller, via the relevant Administrative Agent, shall deliver to the Management Company a computer file listing, designating and identifying such Affected Receivables (designee et individualisee);

           (ii) no later than 4.00 p.m. on the Calculation Date following the Information Date in Sub-clause 6.2(a)(i), the Management Company shall notify the relevant Seller, via the relevant Administrative Agent, the detailed calculations of the Retransferred Amount corresponding to such Affected Receivables;

           (iii) no later than 10.00 a.m. on the Retransfer Date following the Calculation Date in Sub-clause 6.2(a)(ii), the transfer of such Affected Receivables shall be automatically and without any further formality rescinded (resolu de plein droit);

           (iv) no later than 10.00 a.m. on the Retransfer Date following the Calculation Date in Sub-clause 6.2(a)(ii), the relevant Seller, via the relevant Administrative Agent, shall credit the FCC General Account with the corresponding Retransferred Amount;

           (v) in respect of each Cut-Off Period, each Servicer, by no later than 2.00 p.m. one (1) Business Day before the Payment Date or Interest Payment Date shall pass an irrevocable order for a wire transfer with the following libelle "Repurchases -- Crown Securitisation" for

                     French Sellers and through SWIFT with an MT101 order for English Sellers in order that by no later than 10.00 a.m. on the corresponding Transfer Date, all Retransfer Prices received in Euro and in Sterling in respect of the Affected Receivables to be repurchased are transferred to the FCC Collection Account.

(b) in the event that an Affected Receivable does not exist, or no longer exists, the relevant Seller and, where applicable, the Management Company, shall not be obligated to comply with Sub-clause 6.2(a)(iii), but shall comply with Sub-clauses 6.2(a)(i), (ii), (iv) and (v).

6.3      CONSEQUENCES

Compliance with Clause 6.2 shall result in the discharge and full release of any claim that the FCC might have had against such Seller on the basis of the inaccuracy of the representations and warranties with respect to any Affected Receivable, provided that this shall not affect the FCC's rights resulting from any other inaccuracy of the representations and warranties in respect of any other Transferred Receivable.

7        OPTION TO REPURCHASE

Pursuant to Article L. 214-43 of the French Code monetaire et financier, each Seller shall have the right, but not the obligation, to request the Management Company to transfer back to it one or more Defaulted Receivables by delivering to the Management Company, no later than 10.00 a.m. on the Information Date immediately preceding a Transfer Date, via the relevant Administrative Agent, an Individual Retransfer Request in the form set out in Schedule 25 of Appendix 1. For the avoidance of doubt, the Parties hereto agree and acknowledge that such right shall be exercised by the Sellers:

(a)        on an exceptional basis; and

(b)        because of external constraints only, such as tax reasons; and

(c)        only for Defaulted Receivables which are definitely unrecoverable.

Upon receipt of an Individual Retransfer Request from the relevant Administrative Agent, the Management Company shall be free to accept or reject, in whole or in part, the corresponding Individual Retransfer Request. If any Individual Retransfer Request is not accepted by the Management Company by 10.00 a.m. on the Transfer Date immediately following the Information Date on which the Individual Retransfer Request was delivered to it, such Individual Retransfer Request shall automatically and with no formalities lapse.

In respect of each Cut-Off Period, each Servicer, by no later than 2.00 p.m. one
(1) Business Day before the Payment Date or Interest Payment Date shall pass an irrevocable order for a wire transfer with the following libelle "Repurchases -- Crown Securitisation" for French Sellers and through SWIFT with an MT101 order for English Sellers in order that by no later than 10.00 a.m. on the corresponding Transfer

Date, all Retransfer Prices received in Euro and in Sterling in respect of the Defaulted Receivables to be repurchased are transferred to the FCC Collection Account.

8        PERFECTION OF TRANSFER AGAINST DEBTORS

The FCC acknowledges and agrees that it shall not serve any Notice of Transfer to any Debtor unless as provided below.

Upon the occurrence of a Seller Termination Date with respect to any Seller, and without prejudice to any other rights of the FCC pursuant to the terms and conditions of the Securitisation Transaction Documents, the Management Company (or, as the case may be, the Back-Up Servicer) may serve a written Notice of Transfer substantially in the form set out in Schedule 7 of the relevant Seller's Appendix at any time as from the date immediately following the Seller Termination Date for the purpose of instructing the Debtors of that Seller to direct all future payments related to the Eligible Receivables originated by that Seller to the FCC.

9        LIQUIDATION OF THE FCC

Pursuant to the provisions of the Decree, the Management Company may or shall decide to liquidate the FCC in accordance with, and subject to the provisions of the FCC Regulations.

In the event that the Management Company decides to liquidate the FCC in accordance with the provisions of the FCC Regulations, it shall be entitled to offer to the relevant Seller the possibility to repurchase the outstanding Transferred Receivables in whole, but not in part, within a single transaction, for a repurchase price determined in accordance with the provisions of the FCC Regulations. In such event, the relevant Seller shall have the discretionary right to refuse such proposal.

The relevant Seller shall not be entitled to accept the offer made by the Management Company unless the repurchase price applicable to the retransfer of the Transferred Receivables is equal to the market value of such Transferred Receivables, provided that such repurchase price shall in any event be sufficient so as to allow the Management Company to pay all principal and interest amounts due and payable in respect of the outstanding Units after the payment of all liabilities of the FCC ranking higher in the Orders of Priority, failing which such retransfer of the Transferred Receivables shall not take place. If the relevant Seller accepts the Management Company's offer, the assignment of the Transferred Receivables shall take place within five (5) Business Days following that acceptance and the relevant Seller shall pay the repurchase price by wire transfer to the credit of the relevant FCC Account.

If the relevant Seller refuses the Management Company's offer, the Management Company will use its best endeavours to assign the remaining outstanding Transferred Receivables to a credit institution or such other entity authorised by the French law and regulations to acquire the Transferred Receivables under similar terms and conditions.

The Management Company shall liquidate the FCC on the FCC Liquidation Date.

Any Liquidation Surplus (boni de liquidation) shall be paid to the holder of the Subordinated Units as final payment of principal and interest of the said Subordinated Units.

                                  SECTION III:
                     SERVICING AND COLLECTION OF RECEIVABLES




10       APPOINTMENT OF THE SERVICERS

10.1     APPOINTMENT AND RESPONSIBILITIES

Pursuant to the provisions of Article L. 214-46 of the French Code monetaire et financier, each Seller, acting in its capacity as Servicer, will continue to perform the management, servicing and collection of the Transferred Receivables originated by it and sold to the FCC.

To this end, the Management Company hereby appoints each Servicer, with effect from the FCC Establishment Date, as its legal agent (mandataire) pursuant to Articles 1984 et seq. of the French Code civil to act solely (conjointement et sans solidarite) on behalf of the FCC in connection with the management, collection and servicing of the Transferred Receivables originated by it in its capacity as Seller, which shall include:

(a)        performing  all   functions,   duties  and   obligations   under  the
           Securitisation Transaction Documents to which the Servicer is a party;

(b) establishing and maintaining each of the Collection Accounts in the name of the Servicer with the relevant Collection Account Bank and operating the Collection Accounts;

(c) collecting all sums due in relation to the Transferred Receivables into the Collection Accounts, including taking any necessary enforcement action against the Debtors of the Transferred Receivables;

(d) providing certain data administration and cash management services in relation to the Transferred Receivables and reporting three times per month on the performance of the Transferred Receivables; and

(e) performing those other functions as specifically provided for in this Agreement,

in all such cases on behalf of the FCC as provided for in this Agreement and the Securitisation Transaction Documents.

10.2     ACCEPTANCE OF APPOINTMENT

Each Servicer accepts the appointment under Clause 10.1 under the terms and conditions of this Agreement.

In the event that a new Seller accedes, from time to time, to the Securitisation Programme pursuant to Clause 24.3:

(a) the FCC shall appoint, pursuant to this Clause 10, such new Seller as a new Servicer under the terms and conditions of this Agreement, in connection with the Transferred Receivables originated by such Seller in its capacity as Seller; and

(b) such new Seller shall accept such appointment under the terms and conditions of this Agreement.

10.3     AUTHORITY OF THE SERVICERS

During the term of appointment under this Agreement, each Servicer shall, subject to the terms and conditions of this Agreement, have the full power, authority and right to do or cause to be done any and all things which it reasonably considers necessary, desirable or convenient for, or incidental to the performance of its duties, but always subject to compliance with the Servicing Procedures and provide that no action shall be taken which affects the FCC's or the Servicer's rights under the Securitisation Transaction Documents. Furthermore, each Servicer shall ensure that there is devoted to the performance of its obligations under this Agreement (including but not limited to, doing what is necessary to collect all amounts owed by the Debtors in connection with the Transferred Receivables) at least the same amount of time, attention, level of skill, care and diligence, as would be devoted if it were acting solely for its own entire benefit.

Each Servicer shall only provide to the FCC the limited duties and services set out in this Agreement. The Servicers shall have no authority whatsoever in determining operation and financial policies in respect of the Securitisation Programme and each Servicer acknowledges that all powers to determine such policies (including the determination of whether or not any particular policy is for the benefit of the Securitisation Programme) are, and shall at all times remain, vested in the FCC. The Servicers shall not be conferred any powers to enter into contracts in the name of the FCC.

11       SUB-CONTRACTS

11.1. Subject to the provisions herein, each Servicer may sub-contract or delegate any part of the administrative services to be provided by it under this Agreement to any third party provided that:

(a) notwithstanding any provisions to the contrary, including without limitation, in the contractual arrangements between the relevant Servicer and such appointed third party, the appointment of such third party shall not in any way release or discharge the relevant Servicer from liability under this Agreement and exempt the relevant Servicer from any liabilities or obligations under this Agreement;

(b) the FCC shall have no liability to the appointed third party in relation to any cost, claim, charge, loss, liability, damage or expense suffered or incurred by such third party;

(c) such third party accepts in substance the rights and obligations of the relevant Servicer in respect of the management and of the servicing of the Transferred Receivables;

(d) such third party irrevocably waives all rights of contractual recourse (responsabilite contractuelle), of any form, nature, and on any ground, which it may have against the FCC until one year and one day has elapsed following the Legal Maturity Date;

(e) the appointment of such third party shall comply with the relevant provisions of the French Code monetaire et financier and of the Decree; and

(f) the appointment of any such third party shall be subject to the prior written consent of the Management Company, which consent shall not be unreasonably withheld.

11.2 Without prejudice to Clause 11.1, the Parties acknowledge and agree that each Servicer has delegated to Crown Emballage France SAS in France and Crown Packaging UK PLC in the United-Kingdom, respectively, certain of its administrative duties relating to the Debtors credit monitoring, invoicing process, collection, chasing-up, calculations and reporting to be performed by each Servicer. It being understood that, notwithstanding such delegation:

(a) the Management Company shall, except to the extent provided otherwise in the Securitisation Transaction Documents, deal exclusively with the relevant Servicer (or the relevant Administrative Agent) in respect of matters relating to the performance by the relevant Servicer of its obligations under this Agreement and any notice given, demand or other communication made to the relevant Servicer shall be deemed to be given or made to the relevant Administrative Agent and vice versa;

(b) the relevant Servicer shall be responsible for providing Crown Emballage France SAS or, as the case may be, Crown Packaging UK PLC with any notice given to such Servicer under this Agreement, to the extent, in the judgment of the relevant Servicer that it is necessary to do so; and

(c) the relevant Servicer shall ensure that Crown Emballage France SAS or, as the case may be, Crown Packaging UK PLC expressly and irrevocably undertakes to waive all rights of contractual recourse (responsabilite contractuelle), of any form, nature, and on any ground, which it may have against the FCC until one year and one day has elapsed following the Legal Maturity Date.

12       COLLECTION ACCOUNTS

12.1     BANK ACCOUNTS

Each Servicer confirms that, as at the date of this Agreement, each Collection Account set out in Schedule 3 of Appendix 1 in respect of each such Servicer has been established with the relevant Collection Account Bank and it has entered into a

Collection Account Bank Agreement as necessary under applicable French or English law with each Collection Account Bank regulating the operation of the relevant account.

12.2     COLLECTION ACCOUNT SECURITY AGREEMENT

Each Servicer participating in the Securitisation Programme as a Seller shall have executed and perfected, pursuant to applicable French or English law, with the FCC and, as the case may be, the relevant Collection Account Bank a Collection Account Security Agreement in respect of its Collection Account, pursuant to which the rights and interest of the FCC in the amounts standing at any time to the credit of each Collection Account shall be secured for the benefit of the FCC. Such Collection Accounts will be established for the purpose of the Securitisation Programme in the form of French "comptes specialement affectes" for the French Servicers and trust accounts for the English Servicers. Any relevant Collection Account Security Agreement supersedes and/or supplements the relevant Collection Account Bank Agreement entered into on or before the FCC Establishment Date.

12.3     CHANGES TO COLLECTION ACCOUNTS

Each Servicer undertakes to the FCC that it will maintain each of the Collection Accounts in its current form with the relevant Collection Account Bank, and each Servicer undertakes that it will not make any changes, other than changes necessary under applicable law, to any Collection Account save as provided in Sub-clause below. Each Servicer undertakes not to create or permit to arise or subsist any security interest whatsoever over or in relation to any Collection Account save as permitted pursuant to the FCC Transaction Documents.

Each Servicer shall be entitled to change a Collection Account provided that:

(a) it notifies all relevant Debtors of the new Collection Account details and instructs the relevant Debtors to make payments in respect of the Transferred Receivables to the new Collection Account;

(b) the relevant Collection Account Bank has a short term rating of at least P-1 by Moody's;

(c) it maintains, in accordance with the terms of this Agreement, any Collection Account being replaced by the new Collection Account for at least twelve (12) months after complying with Sub-clause (a); and

(d) the new Collection Account becomes subject to a Collection Account Security Agreement, pursuant to applicable French or English law.

12.4     COLLECTION ACCOUNT BANK RATING

If the short term rating by Moody's of any Collection Account Bank shall fall below P-1, the relevant Servicer shall, within 15 calendar days after the occurrence of such event:

(a)        terminate the Collection Account Bank Agreement; and

(b)        replace  such   Collection   Account  Bank  in  accordance  with  the
           requirements of Clause 12.3.

12.5     ADDITIONAL COLLECTION ACCOUNTS

Each Servicer undertakes, where necessary, to establish an additional Collection Account in respect of any new Seller and to enter into a Collection Account Bank Agreement and a Collection Account Security Agreement with each bank with whom such additional Collection Account is maintained, in each case, on substantially similar terms as any agreements entered into under Clauses 12.1 and 12.2 and with the prior approval of the Management Company, such approval not to be unreasonably withheld.

Each  Servicer  shall  notify the account  number of any  additional  Collection
Account  to  the  Management   Company  promptly  after  the  account  has  been
established.

12.6     OPERATION OF ACCOUNTS

Each Servicer shall operate each of the Collection Accounts in accordance with this Agreement, subject to the provisions of the relevant Collection Account Bank Agreement, Collection Account Security Agreement and applicable law.

Furthermore, each of the Servicers and the Administrative Agents undertakes to the Management Company and the Custodian that it will not give any instruction to transfer funds from any of the Collection Accounts unless such instruction is given in accordance with its duties under, and subject to the terms of, this Agreement, the Collection Account Bank Agreement and the Collection Account Security Agreement.

12.7     COLLECTION RECORDS

Each Servicer shall establish and maintain records in respect of its Collection Accounts and such records shall allow for the separate identification of all FCC Collections received in respect of each Transferred Receivable into that Collection Accounts on each Business Day, provided that such records shall at all times include all historical entries in the Collection Accounts since the FCC Establishment Date.

The Servicers or, as the case may be, the Administrative Agents, shall make available as soon as possible upon request such records to the Management Company and the Custodian.

13       COLLECTIONS OF RECEIVABLES

13.1     COLLECTIONS

Subject to and in accordance with the provisions of this Agreement, each Servicer shall:

(a)        collect   all  amounts  due  from  the  Debtors  in  respect  of  the
           Transferred Receivables in an efficient and timely manner; and

(b) in connection with the FCC Collections, present all documents necessary, including bank payments undertakings, in support of such amounts due from any Debtor to the relevant Collection Account Bank in an efficient and timely manner.

13.2     RECONCILIATION OF THE COLLECTIONS

In respect of each Collection Period, each Servicer shall on the corresponding Transfer Date, determine with respect to each amount credited into the relevant Collection Account during that Collection Period, if such amount is (i) an FCC Collection or (ii) any other Collection.

13.3     INSTRUCTIONS TO THE COLLECTION ACCOUNT BANKS

In respect of each Collection Period, each Servicer, by no later than 2.00 p.m. one (1) Business Day before the Payment Date or Interest Payment Date, shall pass an irrevocable order of a wire transfer with the following libelle "Collections -- Crown Securitisation" for French Sellers and through SWIFT with an MT101 order for English Sellers, in order that by no later than 10.00 a.m. on the corresponding Payment Date or Interest Payment Date, all FCC Collections received in Euro and in Sterling in respect of the Transferred Receivables are transferred to the FCC Collection Account.

Upon the occurrence of a Servicer Trigger Event and by no later than 9.00 a.m. on each calendar day, all amounts, in Euro or in Sterling, standing to the credit of each Collection Account at close of business on the preceding day, shall be automatically transferred to the FCC Collection Account in accordance with the provisions of the relevant Collection Account Security Agreement.

13.4     DILUTIONS

In respect of each Cut-Off Period, each Servicer, by no later than 2.00 p.m. one
(1) Business Day before the Payment Date or Interest Payment Date, shall pass an irrevocable order of a wire transfer with the following libelle "Dilutions -- Crown Securitisation" for French Sellers and through SWIFT with an MT101 order for English Sellers in order that by no later than 10.00 a.m. on each Payment Date or Interest Payment Date immediately following that Cut-Off Period, all New Dilutions in Euro and in Sterling in respect of the Transferred Receivables are transferred to the FCC General Account.

If a Servicer Trigger Event occurs during the Amortisation Period, each Seller shall transfer by no later than 10.00 a.m. on the immediately following Interest Payment Date or Payment Date, as relevant, the Dilution Reserve Shortfall.

13.5     APPORTIONMENT OF COLLECTIONS

Each Servicer agrees that if a Debtor makes a general payment to a Collection Account which includes the payment of one or more Receivables and any other monies due, and such Debtor makes no apportionment as to the payment, the Servicer shall apply such payment firstly to any amount due pursuant to a relevant Transferred Receivable secondly to any other Receivable due and thirdly to any other payment.

14       CONTRACTUAL DOCUMENTS AND FILES

The Custodian is charged with the custody of the assets of the FCC. Nevertheless, in accordance with the provisions of Article 20 of the Decree, each Servicer shall act as depository of the Transferred Receivables, in compliance with the following cumulative conditions:

(a) the Custodian shall ensure, under its own liability, the custody of the Transfer Documents (actes de cession de creances) evidencing the assignment of such Transferred Receivables to the FCC; and

(b) each Servicer shall ensure, under its own liability, the custody of the Files and other agreements and instruments relating to such Transferred Receivables, shall implement to that effect custody procedures and shall procure that a regular and independent internal supervision of such procedures is carried out annually.

Consequently, each Servicer shall maintain, implement and keep the Files and accounting, management and administrative information systems, procedures and records in a form which is adequate (i) to generate accurate, complete and reliable information regarding the portfolio of Transferred Receivables and in a manner such that the Transferred Receivables are designated and identified (designees et individualisees) on any date, (ii) to enforce the Transferred Receivables without any delay, (iii) to identify in an efficient and timely
manner  the  aggregate  of  all  FCC   Collections,   any  New  Dilutions,   any
Unanticipated Dilutions and any Consumed Anticipated Dilutions, and any Recoveries in relation to the Transferred Receivables and (iv) to identify the Files from the records and other documents which relate to other receivables or agreements maintained by or on behalf of the Servicer or any other person.

Each Servicer shall deliver to, or procure the delivery to the Custodian of, a Custody Procedures Report in the form set out in Schedule 7 of Appendix 1 which shall contain (i) sufficient information in order for the Custodian to be able to verify that appropriate safe custody procedures are in place to guarantee the existence and the safekeeping of the Transferred Receivables and the Ancillary Rights attached thereto (if any) and that the Transferred Receivables are managed and serviced for the exclusive benefit of the FCC, and (ii) the conclusions of the internal review referred to above, together with a certificate certifying the conformity between the Transferred Receivables and the corresponding Files.

Upon the occurrence of a Servicer Termination Date in relation to a given Servicer, such Servicer shall, in respect of the Transferred Receivables then outstanding, immediately deliver, or procure the delivery, to the Back-Up Servicer of the Files which shall be kept in safe custody and under its control until 12 months after the termination of the mission of the Back-Up Servicer, provided that the relevant Servicer shall have the right to make and retain such copies of any such records as it desires.

It is expressly agreed that each Servicer shall perform its undertakings under this Clause 14 at its own cost and expense.

15       MANAGEMENT OF THE DEBTOR ACCOUNTS

In accordance with the Servicing Procedures, each Servicer shall procure that a Debtor Account in respect of each Debtor is established and maintained, which shall set out the following information:

(a)        the Outstanding Amount of the Transferred Receivables of that Debtor;

(b) all FCC Collections received on the relevant Collection Account in respect of the Transferred Receivables of that Debtor;

(c) the amounts of Latent Anticipated Dilutions, Consumed Anticipated Dilutions and Unanticipated Dilutions in respect of the Transferred Receivables corresponding to each Debtor;

(d) the sum of the amounts still unpaid in respect of any Transferred Receivables which is a Defaulted Receivable in respect of each Debtor;

(e) all amounts in respect of Recoveries in respect of each Defaulted Receivable corresponding to each Debtor; and

(f) more generally, all information data and calculation data which are to be included in each Individual Report,

provided that:

           (i) each Debtor Account shall record at all times all historical entries in that Debtor Account as from the date on which the corresponding Receivable is identified in the accounting system of the relevant Seller;

           (ii) all data must be recorded on a Transferred Receivable by Transferred Receivable basis and, where relevant, on an aggregate basis; and

           (iii) all data must be recorded in the relevant Debtor Account by the relevant Servicer in an efficient and timely manner.

16       REPORTS

16.1     INDIVIDUAL REPORT

No later than 10.00 a.m. on each Information Date, each Servicer shall provide the relevant Administrative Agent with the Individual Report in form and substance as provided in Schedule 14 of Appendix 1.

16.2     CONSOLIDATED REPORT

No later than 10.00 a.m. on each Information Date, the relevant Administrative Agent shall provide the Management Company with the Individual Reports and the Consolidated Report for the immediately preceding Cut-Off Period in form and substance as provided in Schedule 15 of Appendix 1.

16.3     ADDITIONAL INFORMATION

Each Servicer shall provide, within five (5) Business Days of receiving such a request from the Management Company or Custodian, additional information relevant to the Transferred Receivables (including information related to enforceability or collectability of the Transferred Receivables), the Sellers, the Servicers, the Debtors or the Collection Accounts as the Management Company or the Custodian may from time to time reasonably require for the performance of their obligations under the Securitisation Transaction Documents.

17       ENFORCEMENT

In the event of default by any Debtor in relation to a Transferred Receivable, the relevant Servicer shall apply the Servicing Procedures, or to the extent the Servicing Procedures are not applicable to the default in question, such Servicer shall act in a wise and prudent manner provided that:

(a)        any  substantial  amendment  to  or  substitution  of  the  Servicing
           Procedures requires the prior written consent of the Management Company;

(b) in taking such action in relation to any particular Debtor which is in default, the Servicer shall apply the Servicing Procedures unless the Servicer:

           (i) has obtained prior written instructions from the Management Company, acting always in the best interests of the Unitholders, setting forth the actions to be taken in relation to the particular default;

           (ii) reasonably believes that in not applying the Servicing Procedures, it will enhance recovery prospects or minimise loss relating to the Transferred Receivables; and

           (iii)     notifies  the  Management   Company  in  advance  and  with
                     sufficient detail concerning the particular Debtor and the corresponding

                     Transferred Receivable so as to allow the Management Company to object to the action proposed to be taken by the Servicer.

In performing their obligations under this Agreement, the Servicers shall comply with all requirements of applicable laws, regulations and directives, administrative requirements, licence, authorisation, or injunctions made by any applicable government, supra-national body, state, municipality, district, canton, authority, court or tribunal that are relevant to the Servicers in performing their obligations under this Agreement. In addition, the Servicers shall have obtained from the Management Company, and the Management Company undertakes to provide the Servicers with any appropriate power of attorney, if necessary, in order to perform their obligations under this Agreement.

18       RECORDS

18.1     MAINTENANCE OF RECORDS

Each Servicer shall maintain the back-up system implemented by the Crown Group in the event of the destruction, loss or damage of the information regarding the Transferred Receivables.

18.2     ACCESS TO RECORDS

If the information provided to the Management Company or the Custodian by the relevant Servicer pursuant to Clause 16.3 is not satisfactory in the reasonable opinion of the Management Company or the Custodian, the Management Company or the Custodian (represented by their duly authorised officers, employees or agents) shall be permitted, subject to a two (2) Business Days prior notice:

(a) to access to the relevant Servicer premises during normal business hours, in order to:

           (i)       verify,   audit  and  inspect  all  information,   systems,
                     records, books and contractual documentation maintained by it relating to the Transferred Receivables; and

           (ii) copy all information, systems, records, books and contractual documentation maintained by it relating to the Transferred Receivables to the extent strictly necessary to preserve the Management Company or the Custodian rights under the FCC Transaction Documents;

(b) to inspect and satisfy itself that the electronic systems used by the relevant Servicer in relation to the Transferred Receivables designate and identify (identifient et individualisent) each Transferred Receivable and provide the Management Company with the information to which the Management Company is entitled pursuant to the FCC Transaction Documents and the applicable laws and regulations; and

(c) to take other reasonable steps to verify or obtain information concerning any of the Transferred Receivables,

provided that any reasonable and justified costs incurred by the Management Company and the Custodian under this Clause 18.2 shall be paid by the relevant Servicer.

18.3 AUDIT OF THE COMPUTER FILES, THE INDIVIDUAL REPORTS AND THE CONSOLIDATED REPORTS

Notwithstanding Clause 18.2, the Reporting Auditor shall audit on a yearly basis, in the name and on behalf of the Management Company, the process relating to the production of the Computer Files, Individual Reports and Consolidated Reports related to a given French Seller and a given English Seller.

If the results of the audit carried out by the Reporting Auditor are not satisfactory in the reasonable opinion of the Management Company, the Reporting Auditor, acting in the name and on behalf of the Management Company, shall be entitled to audit the process relating to the production of all Computer Files, Individual Reports and Consolidated Reports of all French Sellers and English Sellers.

18.4     ADJUSTMENTS

In the event that any amount paid pursuant to this Agreement shall be determined (after consultation between the parties in good faith) to have been incorrect, the Parties shall again consult in good faith in order to agree upon an appropriate method for rectifying such error so that the amounts received by all relevant parties are those which they would have received if no such error had been made.

19       SERVICING FEE

In consideration for all services performed by the Servicers under this Agreement which relate to the collection and administration of the Transferred Receivables, the FCC shall pay:

(a) for the collection and management activities in relation to the relevant Transferred Receivables (including administrative activity and reminders which can not be qualified as recovery activity), the Servicing Fee to each Servicer, subject to the relevant Order of Priority. Such Servicing Fee shall be paid on each Principal Transfer Date; and

(b) for the recovery activities that the Servicers may provide in respect of the relevant Transferred Receivables, an all inclusive recovery fee (which shall include value added tax, if any, and any disbursements whatsoever). The recovery fee in respect of recovery services shall be payable on the first Principal Transfer Date following receipt by the Management Company of an invoice from the relevant Servicer evidencing the provision of recovery services by it.

Without prejudice to the right to receive the Servicing Fee or the recovery fee, as the case may be, the Servicers shall not be entitled to any additional compensation for the performance of their obligations under this Agreement.

20       TERMINATION OF APPOINTMENT

20.1     SERVICER TERMINATION DATE

Upon the occurrence of a Servicer Termination Date (other than a Servicer Termination Date due to an Early Amortisation Event) in respect of any Servicer:

(a) the Management Company shall be entitled to terminate the appointment of the relevant Servicer (but not any other Servicer) by notifying such termination in writing to such Servicer and to the corresponding Administrative Agent, provided that this termination shall be automatically (de plein droit) effective as from the date of such notification;

(b) the Management Company shall be entitled to substitute the Back-Up Servicer to the Servicer, pursuant and subject to Clause 20.3; and

(c) notwithstanding the termination of the appointment of the relevant Servicer, the representations, warranties and undertakings of that Servicer shall survive for so long as there continues to exist any obligation of that Servicer under this Agreement.

20.2     ADMINISTRATIVE AGENT TERMINATION DATE

Upon the occurrence of an Administrative Agent Termination Date (other than an Administrative Agent Termination Date due to an Early Amortisation Event) in respect of any Administrative Agent:

(a) the Administrative Agent Termination Date shall also be a Servicer Termination Date with respect to each and every Servicer (whether or not there is any Servicer Event of Default) having appointed the relevant Administrative Agent, with the consequences set out in Clause 20.1;

(b) the appointment of the relevant Administrative Agent shall be automatically (de plein droit) terminated with effect from the termination date of the appointment of all the relevant Servicers; and

(c) notwithstanding the termination of the appointment of the relevant Administrative Agent, the representations, warranties and undertakings of such Administrative Agent shall survive for so long as there continues to exist any obligations of such Administrative Agent under this Agreement.

20.3     SUBSTITUTION

Upon the occurrence of a Servicer Termination Date (other than a Servicer Termination Date due to an Early Amortisation Event) in respect of any Servicer, the Management Company shall be entitled (but not obliged) to substitute the Back-Up

Servicer, in relation to such Servicer's rights and obligations under this Agreement in accordance with, and subject to, the provisions of Article L. 214-46 of the French Code monetaire et financier. In connection with such substitution:

(a)        the Back-Up Servicer shall be a credit institution;

(b) the Management Company (or the Back-Up Servicer) shall inform the Debtors of the Transferred Receivables originated by the relevant Servicer of the transfer of the servicing of the Transferred Receivables to the Back-Up Servicer by delivering to the said Debtors a written Notice of Transfer substantially in the form set out in
           Schedule 7 of the relevant Seller's Appendix; and

(c) the Management Company (or the Back-Up Servicer) shall notify such Debtors, by means of such Notice of Transfer, to make all payments with respect to the Transferred Receivables to the FCC Collection Account or to any new bank accounts opened in the name or for the benefit of the FCC.

Upon the occurrence of an Administrative Agent Termination Date (other than an Administrative Agent Termination Date due to an Early Amortisation Event), and consequently the Servicer Termination Date in respect of each Servicer having appointed the relevant Administrative Agent, the Management Company shall be entitled (but not obliged) to substitute, in relation to such Servicers' rights and obligations under this Agreement, the Back-Up Servicer. In connection with such termination, the provisions of this Sub-clause shall apply mutatis mutandis to each such Servicer.

20.4     REDELIVERY OF RECORDS

Upon the termination of the appointment of a Servicer, the relevant Servicer and the relevant Administrative Agent (to the extent that it holds records for the account of that Servicer) shall:

(a) to the fullest extent permitted by applicable law, immediately deliver and make available to the Management Company or the Custodian (or any person appointed by them) originals of the Files, records (including, without limitation, computer records and books of records, relating in particular to the relevant Collection Accounts and the Debtor Accounts), accounts, papers, registers, computer tapes and discs (or duplicates thereof), statements, correspondence and documents in its possession or under its control relating to the relevant Transferred Receivables and any funds or other assets (including the FCC Collections) then held by the Servicers or the relevant Administrative Agent (to the extent it holds records for the account of that Servicer) on behalf of the Management Company or the Custodian; and

(b) immediately take such action related to the redelivery of records as the Management Company or the Custodian (or any person appointed by them) may reasonably require.

20.5     DUTIES OF THE BACK-UP SERVICER

With effect from the FCC Establishment Date, pursuant to the provisions of Article L. 214-46 of the French Code monetaire et financier, the Management Company has appointed GE Factofrance, as Back-Up Servicer, in order to act on behalf of the FCC in performing certain duties in connection with the management and the collection of the Transferred Receivables, in accordance with, and subject to, the provisions of the Back-Up Servicing Agreement.

20.6     FEES UPON TERMINATION

Upon termination of appointment of a Servicer, such Servicer shall be entitled to receive the part of the Servicing Fee referred to in Clause 19 accrued up to the date on which the relevant Servicer Event of Default occurred but shall not be entitled to any other or further compensation. Such Servicing Fee shall be paid by the Management Company on the date payable under this Agreement if no termination had occurred, subject always to the provisions of this Agreement and of any other FCC Transaction Document.

                                   SECTION IV:
             RELATIONSHIP BETWEEN THE PARTIES AND CHANGES TO PARTIES



21       APPOINTMENT OF THE FRENCH ADMINISTRATIVE AGENT

21.1     APPOINTMENT AND AUTHORITY OF THE FRENCH ADMINISTRATIVE AGENT

Each French Seller and each French Servicer, acting solely (conjointement et sans solidarite) between each of them and with each of the other Sellers and Servicers, hereby appoints the French Administrative Agent as its legal agent (mandataire) pursuant to Articles 1984 et seq. of the French Code civil to take such action in its name and on its behalf and to exercise and carry out such powers, discretions, authorities and duties as specifically provided under this Agreement and such powers as the French Administrative Agent reasonably considers as incidental thereto, in all cases in the name and on behalf of the French Sellers and the French Servicers.

Without  any  limitation  to  the  generality  of  the  foregoing,   the  French
Administrative Agent shall:

(a) perform, in the name and on behalf of the French Sellers, all the steps required under the operational procedure contemplated in Clause 3 in relation to the sale and transfer of the Eligible Receivables to the FCC; and

(b) perform, in the name and on behalf of the French Sellers and the French Servicers, the following obligations in accordance with the provisions of the FCC Transaction Documents:

           (i) deliver, on behalf of the French Sellers and French Servicers, to the Management Company and to the Custodian all documents in accordance with the provisions of the FCC Transaction Documents, including without limitation the Individual Reports and the Consolidated Reports;

           (ii) receive any payment due to each French Seller and French Servicer under the FCC Transaction Documents;

           (iii) provide data administration services in relation to the Receivables on a consolidated basis;

           (iv) pay any amount due and payable by each French Seller and French Servicer under the FCC Transaction Documents; and

           (v) receive from or give to the Management Company or Custodian any notices, mails, or documents as provided pursuant to the FCC Transaction Documents.

21.2     ACCEPTANCE OF APPOINTMENT

The French Administrative Agent confirms that it has received a copy of all the FCC Transaction Documents to which a French Seller and a French Servicer is a party and expressly accepts the appointment under Clause 21.1 on the terms and subject to the conditions of this Agreement.

21.3     LIABILITIES

In connection with its powers, authorities and duties under the FCC Transaction Documents, the French Administrative Agent shall not assume, and shall not be deemed to assume, any obligations or duties other than those derived from its capacity as legal agent (mandataire), such legal agency being specifically provided by this Agreement.

Notwithstanding any provision to the contrary in this Agreement, the appointment of the French Administrative Agent shall not in any way release or discharge the French Sellers and the French Servicers from their obligations, duties and liabilities under the FCC Transaction Documents.

The FCC shall have no liability whatsoever to the French Administrative Agent in relation to any cost, claim, charge, loss, liability, damage or expense suffered or incurred by the French Administrative Agent.

21.4     DURATION OF THE APPOINTMENT

The appointment and authority of the French Administrative Agent shall be valid as from the date of this Agreement and remain in full force until the occurrence of an Administrative Agent Termination Date in accordance with Schedule 13 of Appendix 1.

21.5     FEES

In consideration for the services performed by it, in the name and on behalf of which it is acting pursuant to a separate agreement entered into between the French Sellers, the French Servicers and the French Administrative Agent, the French Administrative Agent shall receive compensation from the French Sellers and the French Servicers.

22       APPOINTMENT OF THE ENGLISH ADMINISTRATIVE AGENT

22.1     APPOINTMENT AND AUTHORITY OF THE ENGLISH ADMINISTRATIVE AGENT

Each English Seller and each English Servicer, acting solely between each of them and with each of the other Sellers and Servicers, hereby appoints the English Administrative Agent as its legal agent to take such action in its name and on its behalf and to exercise and carry out such powers, discretions, authorities and duties as specifically provided under this Agreement and such powers as the English Administrative Agent reasonably considers as incidental thereto, in all cases in the name and on behalf of the English Sellers and the English Servicers.

Without any limitation to the generality of the foregoing, the English Administrative Agent shall:

(a) perform, in the name and on behalf of the English Sellers, all the steps required under the operational procedure contemplated in Clause 3 in relation to the sale and transfer of the Eligible Receivables to the FCC; and

(b) perform, in the name and on behalf of the English Sellers and the English Servicers, the following obligations in accordance with the provisions of the FCC Transaction Documents:

           (i) deliver, on behalf of the English Sellers and English Servicers, to the Management Company and to the Custodian all documents in accordance with the provisions of the FCC Transaction Documents, including without limitation the Individual Reports and the Consolidated Reports;

           (ii) receive any payment due to each English Seller and English Servicer under the FCC Transaction Documents;

           (iii) provide data administration services in relation to the Receivables on a consolidated basis;

           (iv) pay any amount due and payable by each English Seller and English Servicer under the FCC Transaction Documents; and

           (v) receive from or give to the Management Company or Custodian any notices, mails, or documents as provided pursuant to the FCC Transaction Documents.

22.2     ACCEPTANCE OF APPOINTMENT

The English Administrative Agent confirms that it has received a copy of all the FCC Transaction Documents to which an English Seller and an English Servicer is a party and expressly accepts the appointment under Clause 22.1 on the terms and subject to the conditions of this Agreement.

22.3     LIABILITIES

In connection with its powers, authorities and duties under the FCC Transaction Documents, the English Administrative Agent shall not assume, and shall not be deemed to assume, any obligations or duties other than those derived from its capacity as legal agent, such legal agency being specifically provided by this Agreement.

Notwithstanding any provision to the contrary in this Agreement, the appointment of the English Administrative Agent shall not in any way release or discharge the English Sellers and the English Servicers from their obligations, duties and liabilities under the FCC Transaction Documents.

The FCC shall have no liability whatsoever to the English Administrative Agent in relation to any cost, claim, charge, loss, liability, damage or expense suffered or incurred by the English Administrative Agent.

22.4     DURATION OF THE APPOINTMENT

The appointment and authority of the English Administrative Agent shall be valid as from the date of this Agreement and remain in full force until the occurrence of an Administrative Agent Termination Date in accordance with Schedule 13 of Appendix 1.

22.5     FEES

In consideration for the services performed by it, in the name and on behalf of which it is acting pursuant to a separate agreement entered into between the English Sellers, the English Servicers and the English Administrative Agent, the English Administrative Agent may receive compensation from the English Sellers and the English Servicers.

23       RIGHT OF RECOURSE

23.1     NO LIABILITY AGAINST THE FCC

Each of the  Parties  irrevocably  waives  all  rights of  contractual  recourse
(responsabilite  contractuelle),   of  any  form,  nature,  and  on  any  ground
whatsoever, which it may have against the FCC.

23.2     OBLIGATIONS SEVERAL

The obligations of each Party are several (conjointes et non solidaires). Failure by any Party to perform its obligations under this Agreement does not affect the obligations of any other party under this Agreement. The rights of each Party under or in connection with this Agreement are separate and independent rights from the rights of any other party to this Agreement.

23.3     OBLIGATIONS IN RESPECT OF THE TRANSFERRED RECEIVABLES

Notwithstanding any provisions of this Agreement or any other Securitisation Transaction Document:

(a) without prejudice to Clause 6.1, the Sellers shall not be liable as to the solvency of the Debtors nor the ability to collect the Transferred Receivables (except to the extent attributable to the failure to perform its obligations under the FCC Transaction Documents) nor the efficiency or the economic value of any Ancillary Rights relating to the Transferred Receivables; and

(b) the FCC shall have no obligation or liability in relation to the Transferred Receivables or arising from the corresponding Contracts and may not be required to perform any of the obligations whatsoever of any Seller under the terms of said Contracts.

In addition, pursuant to Article L. 214-48 of the French Code monetaire et financier, the Management Company shall represent the FCC as against third parties, in particular in any legal action or proceedings. Therefore, the Unitholders shall not take, directly or indirectly, any action as against any Debtor on the basis of the representations and warranties made by the Sellers in respect of the Transferred Receivables.

24       CHANGES TO THE SELLERS

24.1     RESIGNATION OF A SELLER

Any Seller shall be entitled to exit from the Securitisation Programme and may resign from being a Seller by delivering to the Management Company a Resignation Letter in the form set out in Schedule 16 of Appendix 1.

The Management Company shall accept any Resignation Letter and notify the relevant Seller and the relevant Administrative Agent of its acceptance provided that no Seller Potential Event of Default, Seller Event of Default or Seller Early Amortisation Event is continuing or would result from the acceptance of the Resignation Letter, whereupon:

(a)        the   relevant   Seller   shall  cease  to  be  a  Seller  under  the
           Securitisation Programme;

(b) the relevant Seller shall inform the Management Company if it requests the Management Company to transfer back to it one or more Transferred Receivables in accordance with Clause 7;

(c) this Agreement shall automatically and without any further formality terminate in respect of such Seller and shall, subject to Sub-clause
           (d) below, be of no further effect vis-a-vis such Seller. For the avoidance of doubt, such termination shall not affect the other Sellers and the Transferred Receivables; and
(d) the representations, warranties and undertakings made by such Seller shall survive for so long as there continues to exist any obligations of such Seller under the FCC Transaction Documents.

24.2     MANDATORY CANCELLATION

It is acknowledged that a Seller Event of Default results if any Seller ceases to be part of the Crown Group. Without prejudice to the provisions of Schedule 13 of Appendix 1, it is also acknowledged that each transfer of Eligible Receivables from a Seller to the FCC shall be subject to the condition subsequent (condition resolutoire) that such Seller does not cease to be part of the Crown Group for any reason and in any way whatsoever. In the event that such condition subsequent (condition resolutoire) occurs:

(a) all outstanding Transferred Receivables transferred from that Seller to the FCC shall be deemed and treated as Affected Receivables;

(b) the provisions set out in Clause 6.2 shall apply mutatis mutandis to the relevant Transferred Receivables and the relevant Seller(s); and

(c) the Seller Termination Date with respect to the relevant Seller shall occur, provided however that the representations, warranties and undertakings of that Seller shall survive for so long as there continues to exist any obligations of that Seller.

Upon satisfaction of all formalities and conditions referred to in this Clause, this Agreement shall automatically and without any further formality (de plein droit) terminate and shall, subject to Sub-clause (c) above, be of no further effect vis-a-vis the said Seller. For the avoidance of doubt, such termination shall not affect the other Sellers and Transferred Receivables.

24.3     ADDITIONAL SELLERS

The relevant Administrative Agent shall be entitled to make a request in writing to the Management Company, for the addition to the Securitisation Programme of a new Seller, provided that:

(a)        the request from the relevant Administrative Agent shall conform with
           Schedule 17 of Appendix 1;

(b) such new Seller is incorporated in France or in the United-Kingdom and is part of the Crown Group;

(c) the Management Company shall approve, by written consent, the addition of such new Seller within ninety (90) calendar days as from the date of receipt of such request, such approval not to be unreasonably withheld;

(d) the Management Company has received all of the documents and other evidence listed in Part D of Schedule 6 of Appendix 1 in relation to the proposed Seller, in form and substance satisfactory to the Management Company;

(e) the proposed Seller delivers to the Management Company a duly completed and executed Accession Letter in the form set out in
           Schedule 18 of Appendix 1; and

(f) the reasonable and justified costs relating to the negotiation and the drafting of the documentation required for the adaptation of the Securitisation Transaction Documents (including the legal fees and out-of-pockets expenses to be agreed in advance) for the accession of the said new Seller to the Securitisation Programme shall be borne by such new Seller or by any other company within the Crown Group.

                                   SECTION V:
                  REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS



25       REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS OF THE SELLERS

Each Seller represents, warrants and undertakes to the Management Company and the Custodian the matters set out in Schedule 8 of Appendix 1 and, where relevant, in Schedule 3 of the relevant Seller's Appendix.

The acceptance by the Management Company of any Individual Transfer Offer shall be given by the Management Company on the assumption that each of the representations and warranties referred to in this Clause is true, accurate and complete in all respects when rendered or deemed to be repeated and each of the undertakings given by each Seller shall be complied with at all relevant times.

26       REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS OF THE SERVICERS

Each Servicer represents, warrants and undertakes to the Management Company and the Custodian the matters set out in Schedule 9 of Appendix 1 and, where relevant, in Schedule 4 of the relevant Seller's Appendix.

Each Servicer acknowledges and agrees that the Management Company and the Custodian are entering into the Securitisation Transaction Documents and are taking part to the Securitisation Programme on the assumption that each of the representations and warranties referred to in this Clause is true, accurate and complete in all respects when rendered or repeated and each of the undertakings given by each Servicer shall be complied with at all relevant times.

27       REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS OF EACH ADMINISTRATIVE
         AGENT

Each Administrative Agent represents, warrants and undertakes to the Management Company and the Custodian the matters set out in Schedule 10 of Appendix 1 and, where relevant, in Schedule 5 of the relevant Seller's Appendix.

Each Administrative Agent acknowledges and agrees that the Management Company and the Custodian are entering into the Securitisation Transaction Documents and are taking part to the Securitisation Programme on the assumption that each of the representations and warranties referred to in this Clause is true, accurate and complete in all respects when rendered or repeated and each of the undertakings given by each Administrative Agent shall be complied with at all relevant times.

28 REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS OF THE MANAGEMENT COMPANY AND THE CUSTODIAN

Each of the Management Company and the Custodian represents, warrants and undertakes to the Sellers, the Servicers and the Administrative Agents the matters set out in Schedule 11 of Appendix 1.

                                   SECTION VI:
                                  MISCELLANEOUS




29       PARTIAL INVALIDITY

Without prejudice to any other provision of this Agreement, if one or more of the provisions of this Agreement is or becomes invalid, illegal or unenforceable in any respect in any jurisdiction or with respect to any party, such invalidity, illegality or unenforceability in such jurisdiction, shall not, to the fullest extent permitted by the applicable law, render invalid, illegal or unenforceable any other provisions of this Agreement or the affected provisions in any other jurisdiction or with respect to any other party or parties to this Agreement. The Parties agree to negotiate in good faith to replace the affected provision, or portions of the said provision, with other valid and effective agreements having substantially the same effect, having regard to the subject matter and purpose of this Agreement. To the extent permitted by all applicable laws and regulations, each party to this Agreement hereby waives any provision of laws and regulations which would render any provision of this Agreement unlawful or unenforceable in any respect.

It is hereby expressly acknowledged and agreed between all the parties to this Agreement that:

(a)        partial   termination  of  this  Agreement  or  of  any  transfer  of
           Receivable on the grounds that one or more of the Transferred Receivables do not comply with the Eligibility Criteria; or

(b)        partial   termination  of  this  Agreement  or  of  any  transfer  of
           Receivable which entails the retransfer of a Receivable pursuant to Clauses 7; or

(c)        termination of the  appointment  of the Servicers  pursuant to Clause
           20,

shall in no event, nor for any reason whatsoever, result in the termination of the remaining portion of this Agreement or the relevant transfer of Receivables in so far as they relate to Transferred Receivables other than the Receivables affected by such termination or retransfer.

Similarly, the parties to this Agreement expressly agree that any invalidity that may occur in relation to the transfer of a Receivable, for any reason whatsoever, from a Seller to the FCC, shall not result in the invalidity of the transfer of the other Receivables held by the FCC which are not explicitly affected by such invalidity.

30       TRANSFER OF RIGHTS

The Parties may transfer any of their rights and obligations under this Agreement only in accordance with the provisions of the Agreement Amongst Participating Entities.

31       AMENDMENTS

Any term of this Agreement may be amended or waived only in accordance with the provisions of the Agreement Amongst Participating Entities.

32       INCREASE OF THE FCC MAXIMUM AMOUNT

The Parties acknowledge and agree that the Parent Company may request an increase of the FCC Maximum Amount by delivery to the Liquidity Facility Provider and the Management Company of a notice not later than forty five (45) calendar days before the date on which it wishes this increase to take place. The FCC Maximum Amount may thus be increased at any time subject to the agreement of the Liquidity Facility Provider, the Management Company and Eliopee.

33       GOVERNING LAW AND SETTLEMENT OF DISPUTES

33.1     GOVERNING LAW

This Agreement shall be governed by, and construed and enforced in accordance with the laws of France.

33.2     SETTLEMENT OF DISPUTES

The Parties submit to the exclusive jurisdiction of the Tribunal de Commerce de Paris to settle any disputes, which may arise out of or in connection with this Agreement.

In the event of any dispute which may arise between the Management Company and the Custodian in connection with a determination and/or a calculation made by the Management Company under any Securitisation Transaction Document, the Management Company and the Custodian shall use their best endeavours to settle their dispute on an amicable basis.

Executed in Paris, in fourteen (14) originals, on 21 June 2005






------------------------------------          ----------------------------------
FRANCE TITRISATION,                           BNP PARIBAS,
as Management Company                         as Custodian

Name:      Pascal POMMIER                     Name:      Caroline BECAVIN
Title:     Authorised Signatory               Title:     Authorised Signatory















------------------------------------        ------------------------------------
CROWN EMBALLAGE FRANCE SAS,                 CROWN BEVCAN FRANCE SAS,
as French Seller, French Servicer           as French Seller and French Servicer
and French Administrative Agent             Name:      Raymond METZGER
                                            Title:     Authorised Signatory
Name:      Raymond METZGER
Title:     Authorised Signatory

------------------------------------     -----------------------------------
CROWN PACKAGING UK PLC,                  CROWN SPECIALITY PACKAGING UK PLC,
as English Seller, English Servicer      as English Seller and English Servicer
and English Administrative Agent
                                         Name:      Paul BROWETT
Name:      Paul BROWETT                  Title:     Authorised Signatory
Title:     Authorised Signatory








------------------------------------
CROWN AEROSOLS UK LTD,
as English Seller and English Servicer

Name:      Paul BROWETT
Title:     Authorised Signatory

                                   APPENDIX 1
                                COMMON SCHEDULES

                                   SCHEDULE 1
                          LIST OF SELLERS AND SERVICERS

                                     Part A
                   List of French Sellers and French Servicers


------------------------------------ ---------------------------------- ---------------------------------

  Name of French Seller/Servicer             Registered office                Registration number
------------------------------------ ---------------------------------- ---------------------------------

    CROWN EMBALLAGE FRANCE SAS        67, rue Arago, 93400 Saint Ouen             954 200 838
                                    (France)
------------------------------------ ---------------------------------- ---------------------------------

                        ZAC de Pre-a-Varois, BP18, 54670
      CROWN BEVCAN FRANCE SAS                Custines (France)                    327 205 373
------------------------------------ ---------------------------------- ---------------------------------



                                    Page 40

                                     Part B
                  List of English Sellers and English Servicers



------------------------------------ ---------------------------------- ---------------------------------

  Name of English Seller/Servicer            Registered office                Registration number
------------------------------------ ---------------------------------- ---------------------------------

                            Downsview Road, Wantage,
      CROWN PACKAGING UK PLC              Oxfordshire, OX 12 9BP,
                                              United-Kingdom                         178090
------------------------------------ ---------------------------------- ---------------------------------

                          Rock Valley Road, Mansfield,
 CROWN SPECIALITY PACKAGING UK PLC      Nottinghamshire, NG18 2EZ,                  2398420
                                 United-Kingdom
------------------------------------ ---------------------------------- ---------------------------------

                                 Oddicroft Lane,
                               Sutton-in-Ashfield,
       CROWN AEROSOLS UK LTD            Nottinghamshire, NG17 5FS,                   300739
                                 United-Kingdom
------------------------------------ ---------------------------------- ---------------------------------

                                   APPENDIX 1
                                COMMON SCHEDULES

                                   SCHEDULE 2
                 ELIGIBILITY CRITERIA COMMON TO ALL RECEIVABLES

Subject to the Eligibility Criteria listed in Schedule 1 of the relevant Seller's Appendix, which may, as the case may be, complete or prevail over the Eligibility Criteria listed below, each Receivable offered for sale and transfer by each Seller to the FCC shall, on the corresponding Information Date and Transfer Date, satisfy the following Eligibility Criteria:

                                     Part A
                  The Receivable and the underlying provisions

1. The Receivable exists and was originated in the ordinary course of the Seller's business and represents the amount due for a Sale of Products which has been invoiced to the corresponding Debtor;

2. The Receivable is represented by an Invoice, and each invoice number relates to only one Invoice.

3. the Sale of Products from which the Receivable arises have been entirely carried out and delivered by the relevant Seller, for its own benefit.

                                     Part B
               Ownership of the Receivable - No third party rights

4. The Seller is the original creditor of the Receivable and did not purchase it or acquire it otherwise from a third party.

5. Each Seller is the sole holder of the Receivable, to which it has full and unrestricted title.

6. The Receivable is free and clear of any right that could be exercised by third parties against the relevant Seller, or the FCC.

7.         The Receivable is not subject to restrictions on transferability.

8. To the best knowledge of the Seller, the Receivable has not been disputed by the corresponding Debtor on any ground whatsoever, and it is not subject, inter alia, in whole or in part, to any prohibition on payment, protest, lien, cancellation right, suspension, deduction, set-off (other than those rights permitted by any applicable laws and regulations and usual dilutions incurred by the Seller in the normal course of its business such as commercial rebates, discounts for early payments, returnable packaging, reprographic costs and retroactive price adjustments), counter-claim or judgement, even if the corresponding Debtor is a supplier of the Seller.

                                     Part C
        Compliance with any applicable law - Validity of the obligations

9. The Sale of Products or the Services from which the Receivable arises have been delivered or performed by the Seller in compliance with the laws and regulations applicable to the Seller and the corresponding Debtor.

10. The Receivable has arisen out of a valid and binding Contract or Contractual Documents, enforceable in accordance with its respective terms against the relevant Debtor, which does not contravene in any material respect any relevant applicable laws, rules or regulations applicable to the Seller and the corresponding Debtor and in respect of which all required consents, approvals and authorisations have been obtained.

11. The Receivable and the Contractual Documents relating to such Receivable are governed by the laws and regulations of:

           (a)        France; or

           (b)        Germany; or

           (c)        United States of America; or

           (d)        England and Wales,

           as relevant.

12. The Receivable and the Contractual Documents relating to such Receivable constitute legal, valid and binding obligations of the relevant Debtor and on third parties, including, without limitation and in respect with the relevant Debtor, the obligation to pay the relevant Amount Due, and such obligations are enforceable in accordance with their respective terms subject only to any laws and regulations applicable in the event that such relevant Debtor becomes Insolvent.

                                     Part D
                              Contractual Documents

13.        The  Receivable   arises   pursuant  to  a  Contract  or  Contractual
           Documents:

           (a) with respect to which the Seller has performed all obligations required to be performed by it thereunder in order for the corresponding Debtor to be obliged to pay the Receivable arising therefrom;

           (b) as to which neither the Seller nor the corresponding Debtor is in breach of its terms and which has not been contested by the Seller or the corresponding Debtor on serious legal ground; and

           (c) which is in full force and effect and has not been terminated or frustrated and is not subject to any right of rescission or other defence; and there is no right or entitlement of any kind for the non-payment of the Amount Due in respect of the Receivable when due.


                                     Part E
         Servicing of the Receivable - Identification of the Receivable

14.        The   Receivable  is  serviced  in  compliance   with  the  Servicing
           Procedures.

15.        The   Receivable   is   designated   and   identified   (designee  et
           individualisee) by the relevant Seller for ownership purposes at any time.

                                     Part F
               Financial and tax characteristics of the Receivable

16. The Receivable is a non-interest bearing receivable other than interest for late payment.

17. The Receivable is payable by the corresponding Debtor by way of wire, cheque or any other means of payments (to the exclusion of documentary credits) by which it is, or becomes, customary for payments of the type of the Receivables to be made.

18. The payment of the Receivable is not subject to the performance of any administrative action or step, or to the execution of any document of any kind whatsoever, or to any formalities, either prior to or after the purchase of such Receivable.

19. The Receivable is not subject to payment in kind and/or by the delivery of goods to the Seller or the performance of services in favour of the Seller.

20. The Receivable is not the object of or subject to any current account relationship between the Seller and the corresponding Debtor.

21. The Due Date of the Receivable has not been extended beyond its original date.

22. The Amount Due in respect of the Receivable includes the value added tax (VAT) payable thereon (if any).

23. The payments due from the corresponding Debtor in connection with the Receivable are not subject to withholding tax.

                                     Part G
                            Debtor of the Receivable

24.        The Debtor is a commercial company.

25. The Debtor is located in the same jurisdiction of incorporation of the Seller.

26.        The Debtor is not Insolvent.

27.        The Debtor is not part of the Crown Group.

28. In any event, the Debtor is not subject to any immunity of jurisdiction and execution.

                                   APPENDIX 1
                                COMMON SCHEDULES

                                   SCHEDULE 3
                           LIST OF COLLECTION ACCOUNTS



..........................................................................................................
Crown Emballage France SAS                 Banque                :               BNP PARIBAS
Collection Account
                                           ..............................................................
                                           Code IBAN                  FR76 3000 4021 4600 0103 0178 674
..........................................................................................................


..........................................................................................................
Crown Bevcan France SAS Collection         Banque                :               BNP PARIBAS
Account
                                           ..............................................................
                                           IBAN                       FR76 3000 4021 4600 0104 4010 874
..........................................................................................................


..........................................................................................................
Crown Packaging UK PLC Collection          Bank                  :      CITIBANK N.A., LONDON BRANCH
Account
                                           ..............................................................
                                           Account Number        :                10865656
..........................................................................................................

                                   APPENDIX 1
                                COMMON SCHEDULES

                                   SCHEDULE 4
                        FORM OF INDIVIDUAL TRANSFER OFFER



                              [Seller's letterhead]



FRANCE TITRISATION
(as Management Company)
[o]
[o]
France
Attention:        [o]
Facsimile:        [o]

[CROWN EMBALLAGE FRANCE SAS { } CROWN PACKAGING UK PLC]
(as Administrative Agent)
[o]
[o]
[o]
[o]
Attention:        [o]
Facsimile:        [o]

copy (without the files) to:

BNP PARIBAS
(as Custodian)
[o]
[o]
France
Attention:        [o]
Facsimile:        [o]

                                      In [to be completed], on [to be completed]

Dear Sirs,

Re: FCC CROWN RECEIVABLES EUROPE -- Individual Transfer Offer No. [o]

We refer to Clause 3.1 of the Master Receivables Transfer and Servicing Agreement (hereinafter the Agreement) dated 21 June 2005 entered into between, inter alia, the Management Company, the Custodian, [to be completed] as Seller and [Crown Emballage France SAS - Crown Packaging UK PLC] as Administrative Agent.

Unless otherwise defined herein, capitalised terms in this letter shall have the meanings ascribed to them in the Agreement.

We, [name of Seller to be completed], hereby offer to sell and transfer to the Management Company in compliance with the provisions of Clause 3.1 of the Agreement, the Eligible Receivables (including any Ancillary Rights) with the following financial characteristics:

Characteristics of the Eligible Receivables:


Aggregate of the Net Invoice Amounts:                                [o]

Number:                                                              [o]

Representations, warranties and undertakings:

This Individual Transfer Offer constitutes a representation and warranty by us that, on the date of this Individual Transfer Offer (and on the corresponding Transfer Date):

(a)        each Receivable complies with all Eligibility Criteria referred to in
           Schedule 2 of Appendix 1 and Schedule 1 of Appendix [2 - 3] of the Agreement; and

(b) each representation and warranty referred to in Schedule 8 of Appendix 1 and Schedule 3 of Appendix [2 - 3] of the Agreement is true, complete, correct and accurate; and

(c) each undertaking referred to in Schedule 8 of Appendix 1 and Schedule 3 of Appendix [2 - 3] of the Agreement has been fully complied with.

Payment instructions:


Transfer Date:                                                       [o]

The payment of the Purchase Price corresponding to the Eligible Receivables shall be made in accordance with Clause 5.2 of the Agreement by crediting the relevant Administrative Agent Account.

Pursuant to Clause 5.3 of the Agreement, the Administrative Agent shall receive such payment in the name and on behalf of the Seller and that payment made on the credit of the Administrative Agent Account shall result in the full and definitive discharge of the FCC's payment obligations.

The  Eligible   Receivables   are  designated   and  identified   (designees  et
individualisees) on the Computer File attached hereto in compliance with Clause 3.1.

Yours faithfully,






-------------------------------------------------
[o],
as Seller

Title:
Name:

                                   APPENDIX 1
                                COMMON SCHEDULES

                                   SCHEDULE 5
                            FORM OF TRANSFER DOCUMENT




[Each  Transfer  Document  has to be made with blank  paper and drafted in whole
     (including the date) in French language even for the English Sellers]

                           Acte de cession de creances
                           ---------------------------


Date de signature et de remise de l'Acte de cession de creances (Transfer Document) au Cessionnaire : le [date to be completed]

Conformement aux dispositions des Articles L. 214-43 et suivants du Code monetaire et financier,

[NAME OF SELLER], une societe de droit [o], dont le siege social est situe [o], immatriculee au registre du commerce et des societes de [o] sous le numero [o], represente par [o], dument habilite aux fins des presentes, (le Cedant), cede sans garantie ni recours quelconques autres que l'existence des creances et des garanties qui s'y attachent et ceux prevus respectivement dans une convention de cession intitulee "Master Receivables Transfer and Servicing Agreement" (la Convention) en date du 21 juin 2005 selon les modalites et obligations decrites dans la Convention,

AU FONDS COMMUN DE CREANCES CROWN RECEIVABLES EUROPE, dont le Reglement (FCC Regulations) a ete signe en date du 21 juin 2005 (le Cessionnaire), represente par France Titrisation, une societe anonyme immatriculee au Registre du Commerce et des Societes de Paris sous le numero 353 053 531, dont le siege social est situe 41 Avenue de l'Opera, 75002 Paris et represente par Monsieur Pascal Pommier, dument habilite aux fins des presentes (la Societe de Gestion), un lot de [number of receivables to be completed] creances (Receivables) d'un montant global de [(euro) - (pound)][o]. Ces creances sont transmises, designees et individualisees sur le fichier informatique joint (nOM du fichier :
[Transfer File name]).

La personne morale depositaire des actifs du Cessionnaire est BNP Paribas, societe anonyme immatriculee au Registre du Commerce et des Societes de Paris sous le numero 662 042 449, dont le siege social est situe au 16, boulevard des Italiens, 75009 Paris, et representee par [o] (le Depositaire).

La presente cession de creances est soumise aux dispositions des Articles L. 214-43 a L. 214-48 du Code monetaire et financier relatives aux fonds communs de creances.

Elle emporte l'obligation pour le Cedant en sa qualite d'etablissement charge du recouvrement de proceder, a la demande du Cessionnaire, a la conservation des creances dans les conditions definies a l'Article 20 du Decret n(degree) 2004-1255 du 24 novembre 2004 ainsi qu'a tout acte necessaire a la conservation des suretes, des garanties et des accessoires attaches a ces creances, a leur modification eventuelle, a leur mise en jeu, a leur mainlevee et a leur execution forcee.

Cet acte et le fichier informatique susvise sont etablis en un seul exemplaire original et remis au Cessionnaire qui en donnera recu.




______________________________                       ___________________________
FCC CROWN RECEIVABLES EUROPE                         [SELLER]
en qualite de Cessionnaire, represente par la        en qualite de Cedant
Societe de Gestion

Nom :                                                Nom :
Fonction :                                           Fonction :











____________________________
Bon pour recu de BNP Paribas
en qualite de Depositaire


Nom :
Fonction :

                                       Translation for information purposes only
                                       -----------------------------------------


                          Receivables transfer document
                          -----------------------------

Date of  signature  and of delivery of the transfer  document to the  Purchaser:
[date to be completed]

Pursuant to Articles L. 214-43 et seq. of the French Code monetaire et financier,

[NAME OF SELLER], a company incorporated under the laws of [o], with its registered office at [o], registered with the trade and company registry of [o] under number [o], represented by [o], duly authorised for the purposes hereof, (the Seller), transfer without any guarantee and recourse other than relating to the existence of the receivables and the attached security interests and other than those set out in a transfer agreement entitled "Master Receivables Transfer and Servicing Agreement" (the Agreement) dated 21 June 2005 in accordance with the terms and conditions of the Agreement,

TO THE FONDS COMMUN DE CREANCES CROWN RECEIVABLES EUROPE, the Reglement (FCC Regulations) of which has been executed on 21 June 2005 (the Purchaser), represented by France Titrisation, a societe anonyme registered with the trade and companies registry of Paris under number 353 053 531, whose registered office is at 41, Avenue de l'Opera, 75002 Paris, represented by M. Pascal Pommier, duly authorised for the purposes hereof (the Management Company), a number of [number of receivables to be completed] receivables (Receivables) in a global amount of [(euro) - (pound)][o]. Such receivables are transferred, designated and identified (transmises, designees et individualisees) in the attached computer file (name of file: [o]).

The legal entity acting as custodian of the assets of the Purchaser is BNP Paribas, a societe anonyme registered with the trade and companies registry of Paris under number 662 042 449, whose registered office is at 16, boulevard des Italiens, 75009 Paris and represented by [o], duly authorised for the purposes hereof (the Custodian).

This transfer of receivables is subject to the provisions of Articles L. 214-43 to L. 214-48 of the French Code monetaire et financier relating to debt mutual funds.

Such transfer results in the obligation for the Seller, in its capacity as servicer of the receivables, to ensure, at the request of the Purchaser, the preservation of the receivables on the terms set out in Article 20 of the Decree n(degree) 2004-1255 of 24 November 2004, and to perform any action necessary for the preservation of the security, guarantees and collateral relating to the receivables, for their possible amendment, for their release and for their realisation.

This transfer document and the above-mentioned computer file are issued in a unique original and delivered to the Purchaser, which shall acknowledge receipt thereof.

______________________________                        __________________________
FCC CROWN RECEIVABLES EUROPE                          [SELLER]
acting as Purchaser, represented by the Management    acting as Seller
Company

Name:                                                 Name:
Title:                                                Title:









____________________________
Acknowledgement of receipt from BNP Paribas acting as Custodian


Name:
Title:

                                   APPENDIX 1
                                COMMON SCHEDULES

                                   SCHEDULE 6
                              CONDITIONS PRECEDENT

Each event listed below, and where applicable, in Schedule 2 of the relevant Seller's Appendix, shall constitute a condition precedent.

                                     Part A
 Conditions precedent prior to or on the Closing Date or the first Transfer Date

1. On or prior to the Closing Date, the Management Company shall have received all the following documents in a form and substance satisfactory to the Management Company:

           (a) Copies of the latest version of the constitutional documents (including the by-laws, the articles of association and the certificate of incorporation from the competent registers) of each Seller, each Servicer, each Administrative Agent and the Parent Company certified by a duly authorised representative of that company to be a true and up to date copy of the original.

           (b) Copies of the resolutions of the competent authority (shareholders meeting, board meeting or others) of each Seller, each Servicer, each Administrative Agent and the Parent Company authorising the execution, delivery and performance by them of the FCC Transaction Documents to which they are party, certified by a duly authorised representative of that company, which certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

           (c) Copies of the latest audited financial statements of each Seller, each Servicer, each Administrative Agent and the Parent Company certified by a duly authorised representative of that company.

2. On or prior to the Closing Date, the Management Company shall have received, in a form and substance satisfactory to the Management
           Company:

           (a) legal opinions of Freshfields Bruckhaus Deringer as to matters of French law, English law, New York law and German law as to the sale of Receivables, enforceability of the Securitisation Transaction Documents and other relevant matters;

           (b) legal opinion of Bingham & McCutchen LLP as to matters of Commonwealth of Massachusetts law as to transferability of Receivables and other relevant matters;

           (c) legal opinions of Jones Day as to matters of French law and English law as to due incorporation and corporate capacity of each Seller, each Servicer, each Administrative Agent and the Parent Company, due execution and authorisation of the FCC Transaction Documents and other relevant matters,

           a copy of which for information purposes only may be disclosed to the Parent Company.

3.         On the  Closing  Date,  due  execution  and  delivery  of each of the
           Securitisation   Transaction  Documents  by  the  respective  parties
           thereto, and all documentation to be delivered therewith.

4. On or prior to the first Transfer Date, Moody's has confirmed that the acquisition of Eligible Receivables by the FCC shall not entail the downgrading of the rating of the BT Programme assigned by Moody's below P-1 or the putting on credit watch with negative implication of this rating.

5. On or prior to the first Transfer Date, the conditions precedent set out in Part B below shall have been fully complied with.

                                     Part B
       Conditions precedent prior to each Transfer Date or each Principal
                                 Transfer Date

                                    Section 1
                Conditions precedent prior to each Transfer Date

1.         The Final Termination Date has not occurred.

2.         No Seller Termination Date has occurred.

3.         No Administrative Agent Termination Date has occurred.

4.         No Parent Company Termination Date has occurred.

5.         No Seller Potential Event of Default has occurred and is continuing.

6. No Administrative Agent Potential Event of Default has occurred and is continuing.

7. No Parent Company Potential Event of Default has occurred and is continuing.

8. The Management Company has received all confirmations, representations, warranties, certificates and other reasonable information or documents from all parties to the FCC Transaction Documents which were required under the said FCC Transaction Documents.

9. The Consistency Tests are satisfied in all respects and for each of the Sellers that issued an Individual Transfer Offer on the relevant Information Date.

10. The Seller shall not have delivered a Resignation Letter nor exit from the Securitisation Programme pursuant to Clause 24.1.

                                    Section 2
           Conditions precedent prior to each Principal Transfer Date

11. The FCC can issue, if need be, one or several Units in order to obtain the financing required to fund the Purchase Price of the Eligible Receivables, as contemplated in the FCC Regulations.

12. Eliopee has obtained the financing required to fund the acquisition of Senior Units necessary to permit the FCC to hold all the Eligible Receivables referred to in the corresponding Consolidated Transfer Offer or, as the case may be, Individual Transfer Offers, as contemplated by the BT Programme.

13. The acquisition of new Eligible Receivables and/or the issuance of new Units shall not result in the deterioration of the level of protection against loss offered to Unitholders previously issued as outlined in Article 9 of the Decree.

                                     Part C
               Other conditions precedent required to be delivered

1. On or prior to each Principal Transfer Date, the Management Company shall have received confirmation that the Seller Units and the Subordinated Units issued, as the case may be, by the FCC on such Principal Transfer Date have been subscribed and paid by the Parent Company.

2. Within forty-five (45) days after the Closing Date, the Management Company has received, in a form and substance satisfactory to the Management Company, an Auditor's Certificate in respect of the Parent Company in the form set out in Schedule 22 of this Appendix 1.

                                     Part D
          Conditions precedent required to be delivered by a new Seller

On or prior to the Transfer Date on which a new Seller will accede to the Securitisation Programme in accordance with Clause 24.3, the Management Company shall have received, in a form and substance satisfactory to the Management
Company:

1. The documents set out in Sub-clauses (a) to (c) of Clause 1 of Part A of this Schedule 6 of Appendix 1 in respect of the relevant new Seller.

2. Due execution and delivery of a Collection Account Security Agreement in respect of each Collection Account located in the relevant jurisdiction.

3. Legal opinion of Jones Day as to matters of French law or English law, as relevant, as to due incorporation and corporate capacity of the new Seller and authorisation of the FCC Transaction Documents and other relevant matters.

4. A written confirmation from Moody's that the addition of the new Seller shall not entail the downgrading of the rating of the BT Programme assigned by Moody's below P-1 or the putting on credit watch with negative implication of this rating.

5. Confirmation that the Eliopee Liquidity Facility Agreement has been amended (if need be) in order to reflect the addition of the new Seller, provided that the Liquidity Facility Provider shall be entirely free to refuse to amend the Eliopee Liquidity Facility Agreement and its failure to answer within the time period referred to in Sub-clause (c) of Clause 24.3 shall be construed as a negative answer.

                                     Part E
                       Benefit of the conditions precedent

The  conditions  precedent  referred to in this  Schedule 6 of Appendix 1 and in
Schedule 2 of the relevant Seller's Appendix are for the sole benefit of the FCC. Therefore, the FCC may, in its absolute discretion but always acting in the interest of the Unitholders, and by written notice to the other parties to this Agreement, waive in whole or in part any of the conditions precedent set out in this Schedule 6 of Appendix 1 and in Schedule 2 of the relevant Seller's Appendix or postpone the relevant conditions precedent or attach to such waiver or postponement such requirements and further conditions as it shall see fit.

                                     Part F
                       Conditions precedent not satisfied

If any of the conditions precedent referred to in Part A, Part B and Part C of this Schedule 6 of Appendix 1 and in Schedule 2 of the relevant Seller's Appendix for any reason whatsoever have not been satisfied (or waived in accordance with Part E of this Schedule 6 of Appendix 1), the FCC shall be prohibited from accepting any Individual Transfer Offers and the corresponding Consolidated Transfer Offer on each Calculation Date and on each Transfer Date, even if only one, or neither, of the Sellers are responsible for such non compliance, except in the following cases:

(a) if the condition precedent not complied with is of the type referred to in Sub-clause (2), (5) and (10) of Part B of this Schedule 6 of Appendix 1 and in Schedule 2 of the relevant Seller's Appendix, the Management Company shall be prohibited from issuing an Acceptance only in relation to the Sellers responsible for such non compliance; and

(b) if the condition precedent not complied with is of the type referred to in Clauses (3) and (6) of Part B of Schedule 6 of Appendix 1, the Management Company shall be prohibited from issuing an Acceptance only in relation to the Sellers having appointed the relevant Administrative Agent.

                                   APPENDIX 1
                                COMMON SCHEDULES

                                   SCHEDULE 7
                        FORM OF CUSTODY PROCEDURES REPORT



1.         CROWN EUROPE - INTERNAL AUDIT DEPARTMENT

The purpose of Crown Europe's internal audit is to check the quality of the Division's entities' internal control. The approach adopted is a risk-based approach. In this regard, the team works from an annual plan and, among others, audits of the production sites and the Shared Services Centres (which centres are responsible for the accountancy and the pay of the factories placed under the ERP J.D. Edwards).

The audits consist of assessing the controls related to the different management processes of those sites by systematically applying a work programme. This programme is developed in-house and complies with professional practices.

Some tests and reviews of the procedures and documentation are systematically carried out in order to support the results. The internal auditor issues an opinion on the quality and maturity of the system of internal control of the audited site.

The audits systematically cover all the processes of the chain of clients:

o        follow-up of the clients' accounts (billing and servicing);
o        authorization of client's credit;
o follow-up of the ageing balances, of the unpaid receivables at their maturity date as well as of the chasing-up;
o        follow-up of disputes and rebates;
o        follow-up of doubtful clients; and
o        security of the clients data and bank references.

They also systematically cover the processes related to the cash management:

>>       bank money orders and use of accounts;
>>       authorizations of disbursement;
>>       bank reconciliations;
>>       overdrafts, guarantees, investments, hedge agreements; and
>>       security of electronic transmissions.

Since Crown Europe is an affiliate of an American group quoted on the NYSE, it has to comply (since 2004) with the American legislation on financial security known as the "Sarbanes-Oxley Act". This Act requires companies to assess and to certify the validity of their own system of internal control.

In this context, Crown Europe defined in 2004 the main risks related to its activity and which are likely to lead to erroneous financial information.

Crown Europe has since prepared formal documentation of the several thousands of controls which enable it to cover those risks and which are carried out on a daily, weekly, monthly, quarterly or yearly basis. Obviously, these controls cover the "clients" cycle. They are assessed twice a year by internal teams in accordance with criteria which have been defined by the Committee of Sponsoring Organizations of the Treadway Commission ("COSO").

The assessment of the internal control is then reviewed by external auditors. Price Waterhouse Coopers has issued a positive opinion of the efficiency of the Crown Europe internal control. That assessment was set out by the group's management in the Crown Europe 2004 Annual Report.

2.         DOCUMENTATION STORAGE PROCEDURE IN CROWN SUBSIDIARIES

The documentation storage procedure in Crown subsidiaries are as follows:

2.1        Contracts

Contract with customers are kept either:

           ->         In France:

           o for Food France: in the Central Legal Department of Saint-Ouen in France for the Food France French clients;

           o for Crown Speciality Packaging UK plc: for French clients, in the Sales Department of the French Shared Service Centre (Saint-Ouen), or in the Sales Department of the plant in Vourles and Chatillon sur Seine);

           o for Bevcan France SAS: for French multinational clients, in the Sales Department of the French Shared Service
                      Centre (Saint-Ouen), for other clients in the Sales Department of the plant in Custines.

           -> In the UK: in the legal department of Crown Packaging UK PLC, Downsview Road, Wantage, Oxfordshire, OX 12 9BP, United-Kingdom.

2.2        Customer orders

Orders are received by e-mail, post and fax. In all cases, records of the orders are kept for a minimum of 12 months either electronically (e-mail) or in paper files by commercial/sales support function in each plant, ordered by clients.

2.3      Customer delivery notes

The original signed delivery notes (proofs of delivery) are generally kept by the haulier and are made available to Crown at any time. The haulier usually has an office on each Crown site or close from the site. These signed delivery notes are usually kept for at least two years up to a maximum of five.

Electronic versions of the delivery notes are available and printable to Crown's personnel through the JDE system.

2.4      Invoices

Invoices are imaged while they are created by the system, as part of the overnight posting process. They are subsequently stored electronically on optical disk. They are accessible via the JDE system or the Imaging and Scanning software by all personnel of Crown plants and personnel of the Shared Service Centres. There is a daily back up of these files.

In case of invoices relating to invoicing originally supported by Crown and then invoiced to the customers, they are issued and kept by each relevant service.

All scanned invoices are kept at the Shared Service Centres for 2 years, they are then kept by an external storage company.

2.5        Addresses

The addresses of the different plants are as follows:

->       CROWN EMBALLAGE FRANCE SAS

- Shared Service Centre: 67 rue Arago, 93400 SAINT OUEN, 1er etage, tel. 01 49 18 40 00;
-          Usine de Laon: rue Armand Brimbeuf, 02930 LAON, tel.03 23 23 69 00;
- Usine de Boulogne sur mer: Boulevard industriel, Outreau, 62203 BOULOGNE SUR MER, tel. 03 21 10 19 19;
-          Usine "La Villeneuve": Route de Quimper, 29187 CONCARNEAU, tel. 02 98
           50 40 40;
-          Usine "Centre Ville":  143 avenue de la Gare, 29187 CONCARNEAU,  tel.
           02 98 50 49 50;
- Usine de Nantes: 19 Boulevard du Marechal Juin, 44104 NANTES, tel. 02 40 38 58 58;
- Usine de Perigueux: 171 avenue du Marechal Juin, 24002 PERIGUEUX, tel. 05 53 35 74 50;
- Usine de Brive: Z.I. La Sarretie, rue Antoine Dubayle, 19100 BRIVE, tel. 05 55 86 40 00;
-          Usine de Carpentras:  815 avenue des Marches, 84206 CARPENTRAS,  tel.
           04 90 63 68 00;
- Usine de La Garenne: Avenue Noel Navoizat, 21400 CHATILLON SUR SEINE, tel. 03 80 91 80 00;
- Usine de Rouen: 191 route des Docks, 76121 LE GRAND QUEVILLY, tel. 02 35 18 26 26;
-          Usine de Vourles:  chemin de la Plaine, 69390 VOURLES,  tel. 04 72 31
           99 50.

->       CROWN BEVCAN FRANCE SAS

-          Usine de Custines: ZAC de Pre a Varois, B.P.18, 54670 CUSTINES,  tel.
           03 83 49 40 00.

                                   APPENDIX 1
                                COMMON SCHEDULES

                                   SCHEDULE 8
       REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS COMMON TO ALL SELLERS

                                     Part A
                  Representations and warranties of the Sellers

On the Closing Date,  subject to the  representations  and warranties  listed in
Schedule 3 of the relevant Seller's Appendix, which may, as the case may be, supplement the representations and warranties listed below, each Seller represents and warrants to the Management Company and the Custodian that:

1. Status: it is a company duly incorporated and validly existing under the laws of its jurisdiction of incorporation in which the Parent Company owns the Absolute Majority;

2. Powers and authorisations: all corporate actions, approvals, consents, notice to or filing with any person have been taken, fulfilled and done in order to ensure the execution, delivery and performance by it of the FCC Transaction Documents to which it is a party;

3. Legal validity: subject to any insolvency laws and laws affecting the rights of creditors generally, its obligations arising under the FCC Transaction Documents constitute, or when executed by it will constitute, legal, valid and binding obligations enforceable against it in accordance with their respective terms;

4. Pari passu ranking: its payment obligations under the terms of the FCC Transaction Documents are and will be direct and general obligations which rank pari passu with all its other unsecured obligations and liabilities, present or future, actual or contingent, save for unsecured obligations and liabilities accorded preferably over its other unsecured obligations and liabilities pursuant to any provision of the laws of its incorporation;

5. Non-violation: the execution and delivery of the FCC Transaction Documents to which it is a party, and the performance of its obligations thereunder and of any of the transactions contemplated in any of them do not and will not contravene, breach or constitute a default under or conflict or be inconsistent with or cause to be exceeded any limitation on it or the powers of its directors imposed by or contained in:

           (a) any law, statute, decree, rule, regulation or licence to which it or any of its assets or revenues is subject or of any order, judgement, injunction, decree, resolution, determination or award of any court or any judicial, administrative, or governmental authority or organisation which applies to it or any of its assets or revenues; or

           (b) any agreement, indenture, mortgage, deed of trust, bond issue or any material document, instrument or obligation to which it is a party or by which any of its assets or revenues is bound or affected; or

           (c)       any   document   which   contains   or   establishes    its
                     constitution;

6. Consents: it has obtained and maintained in full force and effect all authorisations, approvals, consents, agreements, licences, exemptions and registrations and has made all filings, notarisations, payments of any duty or tax and obtained all documents needed for the purposes of:

           (a) the execution and the delivery of the FCC Transaction Documents to which it is a party, and the performance of its obligations thereunder and of any of the transactions contemplated in any of them;

           (b) carrying on its activities (to the extent that such authorisations, approvals, consents, agreements, licences, exemptions, registrations, filings or documents are necessary for it to observe or to perform its obligations under the FCC Transaction Documents); and

           (c) ensuring the effective sale and transfer of Eligible Receivables to the FCC, subject to and in accordance with the other provisions of this Agreement;

7. No default: no event has occurred which constitutes, or which with the giving of notice and/or the lapse of time and/or a relevant determination would constitute, a contravention of, or default under, any applicable law, statute, decree, rule, regulation, order, judgment, injunction, decree, resolution, determination or award or any agreement, document or instrument by which it or any of its assets is bound or affected, being a contravention or default which affects or impedes, or would affect or impede, its ability to perform its obligations under the terms of the FCC Transaction Documents to which it is a party or affects, impedes or prohibits, or would affect, impede or prohibit, the ability to assign or to collect the Transferred Receivables;

8. Tax liabilities: all necessary returns have been delivered by it or on its behalf to the relevant taxation authorities and it is not in default in any material respect in the payment of any Taxes, and no material claim is being asserted with respect to Taxes which is not disclosed in its most recent financial statements;

9. No litigation: there is no litigation, arbitration or proceedings or administrative request, claim or action before any jurisdiction, court, administration, public body or governmental authority (unless contested in good faith by the Seller) which are currently in progress or pending or, to its knowledge, imminent against it or against any of its assets, income or revenues that, if the outcome was unfavourable, would affect or impede its ability to perform its obligations under the terms of the FCC Transaction Documents to which it is a party or would affect, impede or prohibit, the ability to assign or to collect the Transferred Receivables;

10. Accounts: its audited annual financial statements (as provided for by all applicable laws and regulations) covering the last financial year closed or its latest audited annual financial statements (as provided for by all applicable laws and regulations) available on the Closing Date have been prepared in accordance with the applicable accounting principles, and they give a true, complete and fair view of its results, its activities and its financial situation on the date corresponding to the closing of the last financial year;

11.        Insolvency: it is not Insolvent;

12. No Event of Default or Early Amortisation Event: no Seller Event of Default or Seller Early Amortisation Event has occurred or is continuing with respect to it;

13. Data protection: the disclosure of information relating to the Debtor of each Receivable made in connection with an Individual Transfer Offer or the assignment of each such Receivable as contemplated by, and for the purposes envisaged by, this Agreement is not contrary to data protection laws in the jurisdiction of its incorporation, and any notifications to be made or approvals to be obtained under such laws have been made or obtained;

14. Information: in relation to each Receivable, the information set out in the accounting and computer systems and any other information and statements of any kind supplied or to be supplied by the Seller to the Management Company (including, without limitation, the information set out in the relevant Computer File and Transfer File) as evidence of or relating to each Receivable are true, accurate, correct, complete, current and not misleading, subject to technical errors;

15.        Files: the Files are complete, true, accurate and current;

16.        Identification  of amounts:  the amounts  received in connection with
           (i) the Transferred Receivables can be designated, identified and segregated from the amounts pertaining to other receivables owned by the relevant Seller and from the amounts pertaining to the other Receivables, two (2) Business Days following the receipt of the said amounts and (ii) the Eligible Financing Receivables can be designated, identified and segregated from the amounts pertaining to Non Eligible Financing Receivables and vice versa, two (2) Business Days following the receipt of the said amounts;

17. Securitisation Programme: it knows (i) the procedures of the Securitisation Programme to the extent necessary for the performance of its obligations under the FCC Transaction Documents and (ii) the terms and conditions of the FCC Transaction Documents as well as the Eliopee Liquidity Facility Agreement, even though it is not a party to this agreement and understands the consequences of this agreement;

18. Custody procedures: it has implemented procedures certifying the existence of the Transferred Receivables and the security, guarantees and collateral attached thereto and their safe custody and that such Transferred Receivables are collected for the exclusive benefit of the FCC;

19. Confidentiality clauses: the Contractual Documents are not subject to any confidentiality clause that expressly covers any information relating to the Eligible Receivables or, in the event that such Contractual Documents are subject to any other confidentiality clause, the Seller's understanding of the negotiation that occurred between it and the relevant Debtor with respect to the relevant Contractual Documents is that, after having made all necessary due diligence and research, such confidentiality clause intends to cover technical and commercial items, trade secret, know-how or any other items of that nature and therefore such confidentiality clause does not affect, impede or prohibit, its ability to assign the Eligible Receivables to the FCC and the ability of the FCC to collect the Transferred Receivables. For the avoidance of doubt, Sub-clause 19(a) of Part B of this Schedule 8 of Appendix 1 shall apply by the mere existence of a claim, counter-claim or any other action (being based on serious legal grounds or not) against the FCC, filed by a Debtor or a third party on the basis of any confidentiality clause included in any Contractual Document;

20. Economic and financial interests: the transactions contemplated in the FCC Transaction Documents to which it is a party are in its economic and financial interests, and completing those transactions will not affect its financial condition as at the end of its last financial year; and

21. Structured group: the Sellers, the Servicers, the French Administrative Agent, the English Administrative Agent and the Parent Company form a structured group with a strategy common to each of the Sellers, the Servicers, the French Administrative Agent, the English Administrative Agent and the Parent Company, and the Sellers, the Servicers, the French Administrative Agent, the English Administrative Agent and the Parent Company have close capital links. To its knowledge, completing the transactions contemplated in the FCC Transaction Documents to which they are party, and more generally, the Securitisation Programme, do not prejudice the economic and financial balance between the respective undertakings of each of the Sellers, the Servicers, the French Administrative Agent, the English Administrative Agent and the Parent Company, and those transactions are entered into with an individual corporate benefit for each of them.

Each representation and each warranty listed in Part A of this Schedule 8 of Appendix 1 and in Part A of Schedule 3 of the relevant Seller's Appendix shall be (i) expressly repeated on each Information Date by the remittance of an Individual Transfer Offer and (ii) deemed to be repeated on each Transfer Date.

                                     Part B
                           Undertakings of the Sellers

On the Closing Date, subject to the undertakings listed in Schedule 3 of the relevant Seller's Appendix, which may, as the case may be, supplement the undertakings listed below, each Seller undertakes to the Management Company and the Custodian:

1. Breach: to promptly inform the Management Company and the Custodian in writing upon the occurrence of any Seller Potential Event of Default or Seller Event of Default, as soon as it becomes aware of such Seller Potential Event of Default or Seller Event of Default;

2. Consents: to obtain and maintain all authorisations, approvals, consents, agreements, licences, exemptions and registrations and to make all filings, notarisations, payments of any duty or tax and obtain all documents, needed at any time for the purposes of:

           (a)       the   execution   and  delivery  of  the  FCC   Transaction
                     Documents, and the performance of its obligations thereunder and of any of the transactions contemplated in the FCC Transaction Documents;

           (b) carrying on its activities (to the extent that such authorisations, approvals, consents, agreements, licences, exemptions, registrations, filings or documents are necessary for it to observe or to perform its obligations under the FCC Transaction Documents); and

           (c) ensuring the effective sale and transfer of Eligible Receivables to the FCC, subject to and in accordance with the other provisions of this Agreement;

3. Information: to deliver, within five (5) Business Days after having received a prior notice to that effect from the Management Company or the Custodian, information relating to the Transferred Receivables (including information related to enforceability or collectability of the Transferred Receivables) or to the Files as the Management Company or the Custodian may from time to time reasonably require for the performance of their obligations under the Securitisation Transaction Documents;

4. Accuracy of information: to procure that (i) all information contained in the Computer Files, the Transfer Files and the Individual Reports furnished by it or on its behalf under the FCC Transaction Documents is accurate in all respects on the date that such information is stated or certified and (ii) all other information or reports furnished by it or on its behalf under the FCC Transaction Documents is accurate in all material respects on the date that such information is stated or certified;

5. Provision of financial statements: to provide the Management Company certified copies of its annual financial statements (as provided for by all applicable laws and regulations) audited and certified without qualifications by its auditors as soon as they become available and, in any event, no later than nine (9) months after the end of the financial year to which they relate, prepared in accordance with the applicable accounting principles, and giving a true, complete and fair view of the results, activities and financial situation of the Seller at the end of the relevant financial period;

6. Execution of obligations: to perform and comply with, in all material respects, on the due date and in full, all stipulations, commitments and other


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

           obligations to which it may be subject by the Contractual Documents relating to the Transferred Receivables;

7. Full compliance: to fully comply in all respects, in good faith and in a timely manner, with the terms of the FCC Transaction Documents to which it is a party;

8. Delivery of documents: at its own cost and expense, to deliver, upon occurrence of an Event of Default, originals of the Files to the Management Company, the Custodian or any person nominated by it (including the Back-Up Servicer) as soon as practically possible upon written request of the Management Company or the Custodian, in order to enable the Management Company to enforce its rights in respect of the Transferred Receivables;

9. Access: if the information provided to the Management Company or the Custodian by the relevant Seller pursuant to Sub-clause 3 of Part B of this Schedule 8 of Appendix 1 is not satisfactory in the reasonable opinion of the Management Company or the Custodian, to permit access to records in the conditions of the provisions set out in Clause 18.2 which shall apply mutatis mutandis to the relevant Seller;

10. No creation of rights: not to create and not to allow for the creation or continuation of any right whatsoever (including any right resulting from a seizure or enforcement) encumbering all or part of the Transferred Receivables, except if and where expressly permitted by the FCC Transaction Documents;

11. No assignment: not to sell, assign, transfer, subrogate in any way, dispose of or encumber any of the Transferred Receivables or the corresponding Contractual Documents or to attempt to carry out any such action in any way whatsoever, except if and where expressly permitted pursuant to the FCC Transaction Documents;

12. No action: not to take any initiative or action in respect of the Transferred Receivables, the Contractual Documents or the Sale of Products which would affect, impede or prohibit the ability to assign or to collect the Transferred Receivables in whole or in part, or which could harm, in any way, the rights of the Management Company in the Transferred Receivables, except if and where expressly permitted pursuant to the FCC Transaction Documents;

13. No waiver: not to waive any right under the Contractual Documents and the Transferred Receivables, unless in compliance with the Servicing Procedures or with the prior written consent of the Management Company which shall not be unreasonably withheld;

14. Detailed information: to hold detailed information relating to any FCC Collection, any New Dilutions, any Latent Anticipated Dilutions, any Unanticipated Dilutions and any Consumed Anticipated Dilutions until the FCC Termination Date and to:

           (a) allocate any FCC Collection, any New Dilutions, any Latent Anticipated Dilutions, any Unanticipated Dilutions and any Consumed Anticipated Dilutions to any Debtor Account within two (2) Business Days following the receipt of the said amounts;

           (b) allocate and segregate any FCC Collection, any New Dilutions, any Latent Anticipated Dilutions, any Unanticipated Dilutions and any Consumed Anticipated Dilutions from the amounts pertaining to other receivables owned by the relevant Seller and from the amounts pertaining to the other Transferred Receivables, at the latest two (2) Business Days following the receipt of the said amounts;

           (c) allocate and segregate any FCC Collection, any New Dilutions, any Latent Anticipated Dilutions, any Unanticipated Dilutions and any Consumed Anticipated Dilutions in respect of any Eligible Financing Receivable from the amounts pertaining to any Non Eligible Financing Receivable and vice versa, at the latest two (2) Business Days following the receipt of the said amounts; and

           (d)       provide such  information to the Management  Company within
                     two  (2)  Business   Days  upon  written   request  of  the
                     Management Company;

15. Designation and identification: to designate and identify (designer et individualiser), without any ambiguity on and after the relevant Transfer Date and until it is fully repaid, in its computer and accounting systems (including in the relevant Debtor Account) each Transferred Receivable (including each Eligible Financing Receivable and each Non Eligible Financing Receivable), all FCC Collections, all New Dilutions, all Latent Anticipated Dilutions, all Unanticipated Dilutions and all Consumed Anticipated Dilutions related to such Transferred Receivables, through the recording of each Transferred Receivable relating to each Debtor;

16.        General duties:

           (a) to give assistance, as required and within five (5) Business Days after the receipt of a written request from the Management Company, in providing or delivering any item, form or document and in carrying out any formalities or any acts that might reasonably be requested at any time by the Management Company, in order to enable the Management Company to exercise, protect, keep in effect or establish proof of its rights to the Transferred Receivables;

           (b) if need be, to apply or exercise rights held against any person in order to enable the Management Company to exercise its rights arising out of the Transferred Receivables, to the extent and in compliance with any applicable laws and regulations, promptly after the receipt of a written request from the Management Company; and


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

           (c)       subject  to  the  provisions  of  the  relevant  Collection
                     Account Security Agreement, to hold any FCC Collection received by it in connection with any Transferred Receivable after the relevant Transfer Date exclusively on behalf and for the account of the Management Company;

17.        Other  undertaking:  to  perform  at its own  cost  and  expense  any reasonable action, for the account of the Management Company, in relation to a negotiable instrument, a bill of exchange, a bank cheque, a letter of credit or a similar instrument delivered by a Debtor in respect of any Transferred Receivable. In addition, upon the notification of the transfer of Receivables to its Debtors, the Seller shall endorse all such negotiable instruments, bills of exchange, bank cheques, letters of credit or similar instruments to the Management Company or, if such endorsement is technically impossible, deliver to the Management Company any and all such negotiable instruments, bills of exchange, bank cheques, letters of credit or similar instruments in respect of the Transferred Receivables and generally take all measures deemed necessary by the Management Company to preserve its rights under the Securitisation Transaction Documents;

18.        Indemnification - Non-performance:

           (a) to indemnify the Management Company or ensure that the Management Company is indemnified for any costs, damages, losses, expenses or liabilities (including, but not limited to, legal and out of pocket expenses) that are direct, reasonable and justified and suffered by the Management Company as a result of any non-performance by the Seller of any of its obligations or breach or non compliance of any of its representations or warranties made under this Agreement; and

           (b) to pay to the Management Company, at the latter's written request, without delay, set-off, deduction or withholding of any nature, the entire amount of such costs, damages, losses, expenses or liabilities, provided however, that the relevant Seller shall not be liable for any costs, damages, losses, expenses or liabilities that result from the gross negligence (faute grave) or wilful misconduct (dol) of the Management Company;

19.      Indemnification - Claims of third parties:

           (a) to indemnify the Management Company or ensure that the Management Company is indemnified, for any costs, damages, losses, expenses or liabilities (including, but not limited to, legal and out of pocket expenses) that are direct, reasonable and justified and suffered by the Management Company as a result of any action, third party notice, counter claim or claim of any nature whatsoever, filed by a Debtor or a third party on the basis of or in connection with the Contractual Documents (including, but not limited to, on the basis of any confidentiality clause included in any Contractual Document) or the Sales of Products; and

           (b) to pay to the Management Company, at the latter's written request, without any set-off, deduction or withholding, the entire amount of such costs, damages, losses, expenses and liabilities, provided however, that the relevant Seller shall not be liable for any costs, damages, losses, expenses or liabilities that result from the gross negligence (faute grave) or wilful misconduct (dol) of the Management Company;

20.        Set-off:

           (a) not to engage any action which may give rise to a right of the Debtor (or any third party) to set-off, counter claim, refund, retention or any similar right which could give rise to any deduction whatsoever or could result in any other reason for not paying any amount due under the Transferred Receivables, without the Management Company's prior written consent; and

           (b) to pay to the Management Company, at the latter's written request, without any set-off, deduction or withholding, the entire amount of any costs, damages, losses, expenses or liabilities or damage that are direct, reasonable and justified and suffered by the Management Company as a result of any action contemplated in the above Sub-clause
                     (a);

21. Notifications: to notify the Management Company upon being notified of or becoming aware of the occurrence of any Event of Default; and

22. Powers of attorney: not to revoke or attempt to revoke any power of attorney granted by it in accordance with Clause 21 or Clause 22, as relevant, and Schedule 2 of Appendix 3, unless such revocation results from the mandatory application of any applicable law.

Each undertaking listed in Part B of this Schedule 8 of Appendix 1 and in Part B of Schedule 3 of the relevant Seller's Appendix shall be (i) complied with at all times from the Closing Date until the liabilities of the Seller under this Agreement and any of the FCC Transaction Documents to which it is a party have been fully discharged, (ii) expressly confirmed as fully complied with on each Information Date by the remittance of an Individual Transfer Offer and (iii) deemed to be confirmed as fully complied with on each Transfer Date.

                                   APPENDIX 1
                                COMMON SCHEDULES

                                   SCHEDULE 9
      REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS COMMON TO ALL SERVICERS

                                     Part A
                 Representations and warranties of the Servicers

On the Closing Date,  subject to the  representations  and warranties  listed in
Schedule 4 of the relevant Seller's Appendix, which may, as the case may be, supplement the representations and warranties listed below, each Servicer represents and warrants to the Management Company and the Custodian that:

1. Status: it is a company duly incorporated and validly existing under the laws of its jurisdiction of incorporation in which the Parent Company owns the Absolute Majority;

2. Powers and authorisations: all corporate actions, approvals, consents, notice to or filing with any person have been taken, fulfilled and done in order to ensure the execution, delivery and performance by it of the FCC Transaction Documents to which it is a party;

3. Legal validity: subject to any insolvency laws and laws affecting the rights of creditors generally, its obligations arising under the FCC Transaction Documents constitute, or when executed by it will constitute, its legal, valid and binding obligations enforceable against it in accordance with their respective terms;

4. Pari passu ranking: its payment obligations under the terms of the FCC Transaction Documents are and will be direct and general obligations which rank pari passu with all its other unsecured obligations and liabilities, present or future, actual or contingent, save for unsecured obligations and liabilities accorded preferably over its other unsecured obligations and liabilities pursuant to any provision of the laws of its incorporation;

5. Non-violation: the execution and delivery of the FCC Transaction Documents to which it is a party, and the performance of its obligations thereunder and of any of the transactions contemplated in any of them do not and will not contravene, breach or constitute a default under or conflict or be inconsistent with or cause to be exceeded any limitation on it or the powers of its directors imposed by or contained in:

           (a) any law, statute, decree, rule, regulation or licence to which it or any of its assets or revenues is subject or of any order, judgement, injunction, decree, resolution, determination or award of any court or any judicial, administrative, or governmental authority or organisation which applies to it or any of its assets or revenues; or

           (b) any agreement, indenture, mortgage, deed of trust, bond issue or any material document, instrument or obligation to which it is a party or by which any of its assets or revenues is bound or affected; or

           (c)       any   document   which   contains   or   establishes    its
                     constitution;

6. Consents: it has obtained and maintained in full force and effect all authorisations, approvals, consents, agreements, licences, exemptions and registrations and has made all filings or obtained all documents needed for the purposes of:

           (a) the execution and the delivery of the FCC Transaction Documents to which it is a party, and the performance of its obligations thereunder and of any of the transactions contemplated in any of them; and

           (b) carrying on its activities (to the extent that such authorisations, approvals, consents, agreements, licences, exemptions, registrations, filings or documents are necessary for it to observe or to perform its obligations under the FCC Transaction Documents);

7. No default: no event has occurred which constitutes, or which with the giving of notice and/or the lapse of time and/or a relevant determination would constitute, a contravention of, or default under, any applicable law, statute, decree, rule, regulation, order, judgment, injunction, decree, resolution, determination or award or any agreement, document or instrument by which it or any of its assets is bound or affected, being a contravention or default which affects or impedes, or would affect or impede, its ability to perform its obligations under the terms of the FCC Transaction Documents to which it is a party or affects, impedes or prohibits, or would affect, impede or prohibit, the ability to assign or to collect the Transferred Receivables;

8. Tax liabilities: all necessary returns have been delivered by it or on its behalf to the relevant taxation authorities and it is not in default in any material respect in the payment of any Taxes, and no material claim is being asserted with respect to Taxes which is not disclosed in its most recent financial statements;

9. No litigation: there is no litigation, arbitration or proceedings or administrative request, claim or action before any jurisdiction, court, administration, public body or governmental authority (unless contested in good faith by the Servicer) which are currently in progress or pending or, to its knowledge, imminent against it or against any of its assets, income or revenues that, if the outcome was unfavourable, would affect or impede its ability to perform its obligations under the terms of the FCC Transaction Documents to which it is a party or would affect, impede or prohibit, the ability to assign or to collect the Transferred Receivables;

10. Accounts: its audited annual financial statements (as provided for by all applicable laws and regulations) covering the last financial year closed or its latest audited annual financial statements (as provided for by all applicable laws and regulations) available on the Closing Date have been prepared in accordance with the applicable accounting principles, and they give a true, complete and fair view of its results, its activities and its financial situation on the date corresponding to the closing of the last financial year;

11.        Insolvency: it is not Insolvent;

12. No Event of Default or Early Amortisation Event: no Servicer Event of Default or Servicer Early Amortisation Event has occurred or is continuing with respect to it;

13.        Licences:   it  has  all  necessary  licences  for  carrying  on  the
           enforcement and collection of the Receivables and the performance of its obligations under the FCC Transaction Documents;

14. Servicing Procedures: it has complied with the Servicing Procedures (in force at such time) in relation to the administration of each such Receivable to the date on which it is transferred hereunder;

15. Custody procedures: it has implemented procedures certifying the existence of the Transferred Receivables and the security, guarantees and collateral thereto attached and their safe custody and that such Transferred Receivables are collected for the exclusive benefit of the FCC;

16. Securitisation Programme: it knows (i) the procedures of the Securitisation Programme to the extent necessary for the performance of its obligations under the FCC Transaction Documents and (ii) the terms and conditions of the FCC Transaction Documents as well as the Eliopee Liquidity Facility Agreement, even though it is not a party to this agreement and understands the consequences of this agreement;

17. Economic and financial interests: the transactions contemplated in the FCC Transaction Documents to which it is a party are in its economic and financial interests, and completing those transactions will not affect its financial condition as at the end of its last financial year; and

18. Structured group: the Servicers, the Sellers, the French Administrative Agent, the English Administrative Agent and the Parent Company form a structured group with a strategy common to each of the Servicers, the Sellers, the French Administrative Agent, the English Administrative Agent and the Parent Company, and the Servicers, the Sellers, the French Administrative Agent, the English Administrative Agent and the Parent Company have close capital links. To its knowledge, completing the transactions contemplated in the FCC Transaction Documents to which they are party, and more generally, the Securitisation Programme, do not prejudice the economic and financial balance between the respective undertakings of each of the Servicers, the Sellers, the French Administrative Agent, the English Administrative Agent and the Parent Company and those transactions are entered into with an individual corporate benefit for each of them.

Each representation and each warranty listed in Part A of this Schedule 9 of Appendix 1 and in Part A of Schedule 4 of the relevant Seller's Appendix shall be (i) expressly repeated on each Information Date and (ii) deemed to be repeated on each Transfer Date.

                                     Part B
                          Undertakings of the Servicers

On the Closing Date, subject to the undertakings listed in Schedule 4 of the relevant Seller's Appendix, which may, as the case may be, supplement the undertakings listed below, each Servicer undertakes to the Management Company and the Custodian:

1. Breach: to promptly inform the Management Company and the Custodian in writing upon the occurrence of any Servicer Potential Event of Default or Servicer Event of Default, as soon as it becomes aware of such Servicer Potential Event of Default or Servicer Event of Default;

2. Consents: to obtain and maintain all authorisations, approvals, consents, agreements, licences, exemptions and registrations and to make all filings or obtain all documents, needed at any time for the purposes of:

           (a)       the   execution   and  delivery  of  the  FCC   Transaction
                     Documents, and the performance of any of the transactions contemplated in the FCC Transaction Documents; and

           (b) carrying on its activities (to the extent that such authorisations, approvals, consents, agreements, licences, exemptions, registrations, filings or documents are necessary for it to observe or to perform its obligations under the FCC Transaction Documents);

3. Maintain procedures: to establish, maintain and implement all necessary accounting, management and administrative systems and procedures (including but not limited to the Servicing Procedures), electronic or otherwise, to establish and maintain accurate, complete, reliable and up to date information regarding the
           Transferred Receivables including, but not limited to, all information contained in the Debtor Accounts, the Individual Reports and the records relating to the relevant Collection Accounts;

4. Accuracy of information: to procure that (i) all information contained in the Individual Reports furnished by it or on its behalf under the FCC Transaction Documents is accurate in all respects on the date that such information is stated or certified and (ii) all other information or reports furnished by it or on its behalf under the FCC Transaction Documents is accurate in all material respects on the date that such information is stated or certified;

5. Provision of financial statements: to provide the Management Company certified copies of its annual financial statements (as provided for by all applicable laws and regulations) audited and certified without qualifications by its auditors as soon as they become available and, in any event, no later than nine (9) months after the end of the financial year to which they relate, prepared in accordance with the applicable accounting principles, and giving a true, complete and fair view of the results, activities and financial situation of the Servicer at the end of the relevant financial period;

6. Execution of obligations: to perform and comply with, in all material respects, on the due date and in full, all stipulations, commitments and other obligations to which it may be subject by the Contractual Documents relating to the Transferred Receivables;

7. Full compliance: to fully comply in all respects, in good faith and in a timely manner, with the terms of the FCC Transaction Documents to which it is a party;

8. No creation of rights: not to create and not to allow for creation or continuation of any right whatsoever (including any right resulting from a seizure or enforcement) encumbering all or part of the Transferred Receivables or any Collection Account, except if and where expressly permitted by the FCC Transaction Documents;

9. No action: not to take any initiative or action in respect of the Transferred Receivables, the Contractual Documents or the Sale of Products which would affect, impede or prohibit the ability to assign or to collect the Transferred Receivables in whole or in part, or which could harm, in any way, the rights of the Management Company in the Transferred Receivables, except if and where expressly permitted pursuant to the FCC Transaction Documents;

10. No waiver: not to waive any right under the Contractual Documents and the Transferred Receivables, unless in compliance with the Servicing Procedures or with the prior written consent of the Management Company which shall not be unreasonably withheld;

11. Detailed information: to hold detailed information relating to any FCC Collection, any New Dilutions, any Latent Anticipated Dilutions, any Unanticipated Dilutions and any Consumed Anticipated Dilutions until the FCC Termination Date and to:

           (a) allocate any FCC Collection, any New Dilutions, any Latent Anticipated Dilutions, any Unanticipated Dilutions and any Consumed Anticipated Dilutions to any Debtor Account within two (2) Business Days following the receipt of the said amounts;

           (b) allocate and segregate any FCC Collection, any New Dilutions, any Latent Anticipated Dilutions, any Unanticipated Dilutions and any Consumed Anticipated Dilutions from the amounts pertaining to other receivables owned by the relevant Seller and from the amounts pertaining to the other Transferred Receivables, at the latest two (2) Business Days following the receipt of the said amounts;

           (c)       allocate  and  segregate  any  FCC   Collection,   any  New
                     Dilutions,    any   Latent   Anticipated   Dilutions,   any
                     Unanticipated   Dilutions  and  any

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                     Consumed Anticipated  Dilutions  in respect of any Eligible
                     Financing Receivable from the amounts pertaining to any Non Eligible Financing Receivable and vice versa, at the latest two (2) Business Days following the receipt of the said amounts; and

           (d)       provide such  information to the Management  Company within
                     two  (2)  Business   Days  upon  written   request  of  the
                     Management Company;

12. Resources: to ensure that it has adequate personnel and other resources (including information technology facilities, software and software licences) and it will allocate office space, facilities, equipment and staff sufficient to enable it to fulfil its obligations under the FCC Transaction Documents to which it is a party;

13. Filings: to make all filings, give all notices and make all registrations and other notifications required by, and will comply with any legal requirements in the performance of its obligations under, this Agreement and the other FCC Transaction Documents to which it is a party;

14. Offices, records and books of accounts: not to relocate or permit the relocation of any office where records relating to the Transferred Receivables are kept without thirty (30) days' prior written notice to the Management Company, provided that if the records are to be moved outside the jurisdiction of incorporation of the relevant Servicer then all action by the Servicer which the Management Company reasonably considers necessary or appropriate to maintain the rights of the Management Company in the Transferred Receivables shall have been duly taken;

15. Co-operation: to fully co-operate with the Management Company and provide it with such information and assistance as it shall reasonably require in order to keep all registers and prepare interim statements, final accounts and all returns required by law or by relevant regulatory authorities and to fully co-operate with the Management Company and provide it with such information in relation to the Transferred Receivables and the operation of the transactions contemplated in the FCC Transaction Documents as the Management Company shall reasonably require in order to discharge its functions and legal obligations;

16. No amendment of the Servicing Procedures: other than in relation to those policies and procedures which are required by law or by any governmental body or regulatory authority:

           (a) not to make any significant change or amendment to the Servicing Procedures without the consent of the Management Company; and

           (b) not to adopt any significant additional and/or alternative policies and procedures in place of the Servicing Procedures unless it informs the Management Company in writing of any of the same, prior to their adoption, except if any such change, amendment or additional and/alternative policies and procedures improve the Servicing Procedures;

17. Holding of title: to the extent that the Servicer holds or there is held to its order or it receives or there is received to its order, any property, interest, right, title or benefit in respect of the Transferred Receivables and/or the proceeds of any of them (including, without limitation, all moneys received, whenever paid, in respect of, or referable to, such Transferred Receivables and the relating Ancillary Rights), to apply or account for the same only in accordance with the provisions in this Agreement and the other FCC Transaction Documents to which it is a party and, until so applied or accounted for, to hold such moneys and such other property, interest, right, title or benefit for the benefit of the Management Company;

18.        General duties:

           (a) to give assistance, as required and within five (5) Business Days after the receipt of a written request from the Management Company, in providing or delivering any item, form or document and in carrying out any formalities or any acts that might reasonably be requested at any time by the Management Company, in order to enable the Management Company to exercise, protect, keep in effect or establish proof of its rights to the Transferred Receivables;

           (c) if need be, apply or exercise rights held against any person in order to enable the Management Company to exercise its rights arising out of the Transferred Receivables, to the extent and in compliance with any applicable laws and regulations, promptly after the receipt of a written request from the Management Company; and

           (d) subject to the provisions of the Collection Account Security Agreement, to hold any collection received by it after the relevant Transfer Date exclusively on behalf and for the account of the Management Company;

19.        Other  undertaking:  to  perform  at its own  cost  and  expense  any reasonable action, for the account of the Management Company, in relation to a negotiable instrument, a bill of exchange, a bank cheque, a letter of credit or a similar instrument delivered by a Debtor in respect of any Transferred Receivable. In addition, upon the notification of the transfer of Receivables to the Debtors of the relevant Seller, the Servicer shall endorse all such negotiable instruments, bills of exchange, bank cheques, letters of credit or similar instruments to the Management Company or, if such endorsement is technically impossible, deliver to the Management Company any and all such negotiable instruments, bills of exchange, bank cheques, letters of credit or similar instruments in respect of the
           Transferred Receivables and generally take all measures deemed necessary by the Management Company to preserve its rights under the Securitisation Transaction Documents;

20.        Indemnification - Non-performance:

           (a) to indemnify the FCC or ensure that the FCC is indemnified for any costs, damages, losses, expenses or liabilities (including, but not limited to, legal and out of pocket expenses) that are direct, reasonable and justified and suffered by the FCC as a result of any non-performance by the Servicer of any of its obligations or breach or non compliance of any of its representations or warranties made under this Agreement; and

           (b) to pay to the Management Company, at the latter's written request, without delay, set-off, deduction or withholding of any nature, the entire amount of such costs, damages, losses, expenses or liabilities, provided however, that the relevant Servicer shall not be liable for any costs, damages, losses, expenses or liabilities that result from the gross negligence (faute grave) or wilful misconduct (dol) of the Management Company;

21.        Indemnification - Claims of third parties:

           (a) to indemnify the FCC or ensure that the FCC is indemnified, for any costs, damages, losses, expenses or liabilities (including, but not limited to, legal and out of pocket expenses) that are direct, reasonable and justified and suffered by the FCC as a result of any action, third party notice, counter claim or claim of any nature whatsoever, filed by a Debtor or a third party on the basis of or in connection with the Contractual Documents or the Sales of Products; and

           (b) to pay to the Management Company, at the latter's written request, without any set-off, deduction or withholding whatsoever, the entire amount of such costs, damages, losses, expenses and liabilities, provided however, that the relevant Servicer shall not be liable for any costs, damages, losses, expenses or liabilities that result from the gross negligence (faute grave) or wilful misconduct (dol) of the Management Company;

22.        Set-off:

           (a) not to engage any action which may give rise to a right of the Debtor (or any third party) to set-off, counter claim, refund, retention or any similar right which could give rise to any deduction whatsoever or could result in any other reason for not paying any amount due under the Transferred Receivables, without the Management Company's prior written consent; and

           (b) to pay to the Management Company, at the latter's written request, without any set-off, deduction or withholding whatsoever, the entire amount of any costs, damages, losses, expenses or liabilities or damage that are direct, reasonable and justified and suffered by the FCC as a result of any action contemplated in the above Sub-clause
                     (a);

23. Notifications: to notify the Management Company upon being notified of or becoming aware of the occurrence of any Event of Default;

24. Designation and identification: to designate and identify (designer et individualiser), without any ambiguity on and after the relevant Transfer Date and until it is fully repaid, in its computer and accounting systems (including in the relevant Debtor Account) each Transferred Receivable (including each Eligible Financing Receivable and each Non Eligible Financing Receivable), all FCC Collections, all New Dilutions, all Latent Anticipated Dilutions, all Unanticipated Dilutions and all Consumed Anticipated Dilutions related to such Transferred Receivables, through the recording of each Transferred Receivable relating to each Debtor;

25. Deposits to Collection Accounts: to instruct all Debtors to remit all their payments in respect of the Transferred Receivables into the relevant Collection Account and if the Servicer shall receive any collections, to promptly (and in any event within one (1) Business
           Day) deposit the same into the applicable Collection Account, unless expressly provided to the contrary in the FCC Transaction Documents;

26. Collection Account Ratio: that, on any Payment Date or Interest Payment Date falling six (6) months after the Servicer enters into the Securitisation Programme, the Collection Account Ratio in respect of any relevant Collection Period shall not be less than 98%;

27. Collection Ratio: that, on any Payment Date or Interest Payment Date falling six (6) months after the Servicer enters into the Securitisation Programme, the Collection Ratio in respect of any relevant Collection Period shall not exceed 2%;

28. Change in payment instructions to Debtors: not to make any change in the instructions to Debtors regarding payments to be made in respect of the Transferred Receivables or payment to be made to any Collection Account save to notify details of any new Collection Account opened in compliance with Clause 12.3; and

29. Powers of attorney: not to revoke or attempt to revoke any power of attorney granted by it in accordance with Clause 21 or Clause 22, as relevant, unless such revocation results from the mandatory application of any applicable law.

Each undertaking listed in Part B of this Schedule 9 of Appendix 1 and in Part B of Schedule 4 of the relevant Seller's Appendix shall be (i) complied with at all times from the Closing Date until the liabilities of the Servicer under this Agreement and any of the FCC Transaction Documents to which it is a party have been fully discharged, (ii) expressly confirmed as fully complied with on each Information Date and (iii) deemed to be confirmed as fully complied with on each Transfer Date.

                                   APPENDIX 1
                                COMMON SCHEDULES

                                   SCHEDULE 10
REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS COMMON TO THE ADMINISTRATIVE AGENTS

                                     Part A
           Representations and warranties of the Administrative Agents

On the Closing Date,  subject to the  representations  and warranties  listed in
Schedule 5 of the relevant Seller's Appendix, which may, as the case may be, supplement the representations and warranties listed below, each Administrative Agent represents and warrants to the Management Company and the Custodian that:

1. Status: it is a company duly incorporated and validly existing under the laws of its jurisdiction of incorporation;

2. Powers and authorisations: all corporate actions, approvals, consents, notice to or filing with any person have been taken, fulfilled and done in order to ensure the execution, delivery and performance by it of the FCC Transaction Documents to which it is a party;

3. Legal validity: subject to any insolvency laws and laws affecting the rights of creditors generally, its obligations arising under the FCC Transaction Documents constitute, or when executed by it will constitute, its legal, valid and binding obligations enforceable against it in accordance with their respective terms;

4. Pari passu ranking: its payment obligations under the terms of the FCC Transaction Documents are and will be direct and general obligations which rank pari passu with all its other unsecured obligations and liabilities, present or future, actual or contingent, save for unsecured obligations and liabilities accorded preferably over its other unsecured obligations and liabilities pursuant to any provision of the laws of its incorporation;

5. Non-violation: the execution and delivery of the FCC Transaction Documents to which it is a party, and the performance of its obligations thereunder and of any of the transactions contemplated in any of them do not and will not contravene, breach or constitute a default under or conflict or be inconsistent with or cause to be exceeded any limitation on it or the powers of its directors imposed by or contained in:

           (a) any law, statute, decree, rule, regulation or licence to which it or any of its assets or revenues is subject or of any order, judgement, injunction, decree, resolution, determination or award of any court or any judicial, administrative, or governmental authority or organisation which applies to it or any of its assets or revenues; or

           (b) any agreement, indenture, mortgage, deed of trust, bond issue or any material document, instrument or obligation to which it is a party or by which any of its assets or revenues is bound or affected; or

           (c)       any   document   which   contains   or   establishes    its
                     constitution;

6. Consents: it has obtained and maintained in full force and effect all authorisations, approvals, consents, agreements, licences, exemptions and registrations and has made all filings or obtained all documents needed for the purposes of:

           (a) the execution and the delivery of the FCC Transaction Documents to which it is a party, and the performance of its obligations thereunder and of any of the transactions contemplated in any of them; and

           (b) carrying on its activities (to the extent that such authorisations, approvals, consents, agreements, licences, exemptions, registrations, filings or documents are necessary for it to observe or to perform its obligations under the FCC Transaction Documents);

7. No default: no event has occurred which constitutes, or which with the giving of notice and/or the lapse of time and/or a relevant determination would constitute, a contravention of, or default under, any applicable law, statute, decree, rule, regulation, order, judgment, injunction, decree, resolution, determination or award or any agreement, document or instrument by which it or any of its assets is bound or affected, being a contravention or default which affects or impedes, or would affect or impede, its ability to perform its obligations under the terms of the FCC Transaction Documents to which it is a party or affects, impedes or prohibits, or would affect, impede or prohibit, the ability to assign or to collect the Transferred Receivables;

8. Tax liabilities: all necessary returns have been delivered by it or on its behalf to the relevant taxation authorities and it is not in default in any material respect in the payment of any Taxes, and no material claim is being asserted with respect to Taxes which is not disclosed in its most recent financial statements;

9. No litigation: there is no litigation, arbitration or proceedings or administrative request, claim or action before any jurisdiction, court, administration, public body or governmental authority (unless contested in good faith by the Administrative Agent) which are currently in progress or pending or, to its knowledge, imminent against it or against any of its assets, income or revenues that, if the outcome was unfavourable, would affect or impede its ability to perform its obligations under the terms of the FCC Transaction Documents to which it is a party or would affect, impede or prohibit, the ability to assign or to collect the Transferred Receivables;

10. Accounts: its audited annual financial statements (as provided for by all applicable laws and regulations) covering the last financial year closed or its latest audited annual financial statements (as provided for by all applicable laws and regulations) available on the Closing Date have been prepared in accordance with the applicable accounting principles, and they give a true, complete and fair view of its results, its activities and its financial situation on the date corresponding to the closing of the last financial year;

11.        Insolvency: it is not Insolvent;

12. No Event of Default or Early Amortisation Event: no Administrative Agent Event of Default or Administrative Agent Early Amortisation Event has occurred or is continuing with respect to it;

13. Securitisation Programme: it knows (i) the procedures of the Securitisation Programme to the extent necessary for the performance of its obligations under the FCC Transaction Documents and (ii) the terms and conditions of the FCC Transaction Documents as well as the Eliopee Liquidity Facility Agreement, even though it is not a party to this agreement and understands the consequences of this agreement;

14. Economic and financial interests: the transactions contemplated in the FCC Transaction Documents to which it is a party are in its economic and financial interests, and completing those transactions will not significantly and adversely affect its financial condition as at the end of its last financial year; and

15. Structured group: the French Administrative Agent, the English Administrative Agent, the Sellers, the Servicers and the Parent Company form a structured group with a strategy common to each of the French Administrative Agent, the English Administrative Agent, the Sellers, the Servicers and the Parent Company, and the French Administrative Agent, the English Administrative Agent, the Sellers, the Servicers and the Parent Company have close capital links. To its knowledge, completing the transactions contemplated in the FCC Transaction Documents to which they are party, and more generally, the Securitisation Programme, do not prejudice the economic and financial balance between the respective undertakings of each of the French Administrative Agent, the English Administrative Agent, the Sellers, the Servicers and the Parent Company and those transactions are entered into with an individual corporate benefit for each of them.

Each representation and each warranty listed in Part A of this Schedule 10 of Appendix 1 and in Part A of Schedule 5 of the relevant Seller's Appendix shall be (i) expressly repeated on each Information Date and (ii) deemed to be repeated on each Transfer Date.

                                     Part B
                    Undertakings of the Administrative Agents

On the Closing Date, subject to the undertakings listed in Schedule 5 of the relevant Seller's Appendix, which may, as the case may be, supplement the undertakings listed below, each Administrative Agent undertakes to the Management Company and the
Custodian:

1. Breach: to promptly inform the Management Company and the Custodian in writing upon the occurrence of any Administrative Agent Potential Event of Default or Administrative Agent Event of Default, as soon as it becomes aware of such Administrative Agent Potential Event of Default or Administrative Agent Event of Default;

2. Consents: to obtain and maintain all authorisations, approvals, consents, agreements, licences, exemptions and registrations and to make all filings or obtain all documents, needed at any time for the purposes of:

           (a)       the   execution   and  delivery  of  the  FCC   Transaction
                     Documents, and the performance of any of the transactions contemplated in the FCC Transaction Documents; and

           (b) carrying on its activities (to the extent that such authorisations, approvals, consents, agreements, licences, exemptions, registrations, filings or documents are necessary for it to observe or to perform its obligations under the FCC Transaction Documents);

3. Information: to deliver, within five (5) Business Days of receiving such a request from the Management Company or Custodian, additional information relevant to the Transferred Receivables (including information related to enforceability or collectability of the Transferred Receivables), the Sellers, the Servicers, the Debtors or the Collection Accounts as the Management Company or the Custodian may from time to time reasonably require for the performance of their obligations under the Securitisation Transaction Documents;

4. Accuracy of information: to procure that (i) all information contained in the Computer Files, the Transfer Files, the Individual Reports and the Consolidated Reports furnished by it under the FCC Transaction Documents is accurate in all respects on the date that such information is stated or certified and (ii) all other information or reports furnished by it or on its behalf under the FCC Transaction Documents is accurate in all material respects on the date that such information is stated or certified;

5. Provision of financial statements: to provide the Management Company certified copies of its annual financial statements (as provided for by all applicable laws and regulations) audited and certified without qualifications by its auditors as soon as they become available and, in any event, no later than nine (9) months after the end of the financial year to which they relate, prepared in accordance with the applicable accounting principles, and giving a true, complete and fair view of the results, activities and financial situation of the Administrative Agent at the end of the relevant financial period;

6. Full compliance: to fully comply in all respects, in good faith and in a timely manner, with the terms of the FCC Transaction Documents to which it is a party;

7. Co-operation: to fully co-operate with the Management Company and provide it with such information and assistance as it shall reasonably require in order to keep all registers and prepare interim statements, final accounts and all returns required by law or by relevant regulatory authorities and to fully co-operate with the Management Company and provide it with such information in relation to the Transferred Receivables and the operation of the transactions contemplated in the FCC Transaction Documents as the Management Company shall reasonably require in order to discharge their functions and legal obligations;

8. Filings: to make all filings, give all notices and make all registrations and other notifications required by, and will comply with any legal requirements in the performance of its obligations under, this Agreement and the other FCC Transaction Documents to which it is a party;

9.         Indemnification - Non-performance:

           (a) to indemnify the FCC or ensure that the FCC is indemnified for any costs, damages, losses, expenses or liabilities (including, but not limited to, legal and out of pocket expenses) that are direct, reasonable and justified and suffered by the FCC as a result of any non-performance by the French Administrative Agent or the English Administrative Agent of any of its obligations or breach or non compliance of any of its representations or warranties made under this Agreement; and

           (b) to pay to the Management Company, at the latter's written request, without delay, set-off, deduction or withholding of any nature, the entire amount of such costs, damages, losses, expenses or liabilities, provided however, that the relevant Administrative Agent shall not be liable for any costs, damages, losses, expenses or liabilities that result from the gross negligence (faute grave) or wilful misconduct
           (dol) of the Management Company; and

10. Notifications: to notify the Management Company upon being notified of or becoming aware of the occurrence of any Event of Default.

Each undertaking listed in Part B of this Schedule 10 of Appendix 1 and in Part B of Schedule 5 of the relevant Seller's Appendix shall be (i) complied with at all times from the Closing Date until the liabilities of each of the French Administrative Agent and the English Administrative Agent under this Agreement and any of the FCC Transaction Documents to which it is a party have been fully discharged, (ii) expressly confirmed as fully complied with on each Information Date and (iii) deemed to be confirmed as fully complied with on each Transfer Date.

                                   APPENDIX 1
                                COMMON SCHEDULES

                                   SCHEDULE 11
   REPRESENTATIONS AND WARRANTIES OF THE MANAGEMENT COMPANY AND THE CUSTODIAN

                                     Part A
            Representations and warranties of the Management Company

On the Closing Date, the Management Company represents and warrants to the other parties to this Agreement, that:

1. Status: it is a French societe anonyme, duly incorporated and validly existing under the law of France and licensed by the Autorite des marches financiers as a management company of fonds communs de creances under Regulation no. 94-01 of 9 March 1994 (as amended);

2. Consents: it has the power to own its assets and carry on its business as it is being conducted;

3. Powers and authorisations: it has the power to enter into, perform and deliver, and has taken all necessary action to authorise its entry into, performance and delivery of, any Securitisation Transaction Document to which it is a party and the transactions contemplated thereunder; and

4. Legal validity: the obligations expressed to be assumed by it in this Agreement and in any Securitisation Transaction Document to which it is a party are, subject to any insolvency laws and laws affecting the rights of creditors generally, legal, valid, binding and enforceable obligations.

                                     Part B
                 Representations and warranties of the Custodian

On the Closing Date, the Custodian represents and warrants to the other parties to this Agreement, that:

1. Status: it is a French societe anonyme, duly incorporated and validly existing under the law of France and licensed in France by the Comite des Etablissements de Credit et des Entreprises d'Investissement as a credit institution (etablissement de credit);

2. Consents: it has the power to own its assets and carry on its business as it is being conducted;

3. Powers and authorisations: it has the power to enter into, perform and deliver, and has taken all necessary action to authorise its entry into, performance and delivery of, any Securitisation Transaction Document to which it is a party and the transactions contemplated thereunder; and

4. Legal validity: the obligations expressed to be assumed by it in this Agreement and in any Securitisation Transaction Document to which it is a party are, subject to any insolvency laws and laws affecting the rights of creditors generally, legal, valid, binding and enforceable obligations.

Each representation and each warranty listed in this Schedule 11 of Appendix 1 shall be deemed to be repeated on each Transfer Date.

                                   APPENDIX 1
                                COMMON SCHEDULES
                                  SCHEDULE  12
              POTENTIAL  EVENTS OF  DEFAULT  COMMON TO ALL  SELLERS,  SERVICERS,
                    ADMINISTRATIVE AGENTS AND PARENT COMPANY

                                     Part A
      Seller, Servicer, Administrative Agent and Parent Company Potential
                               Events of Default

Each of the following events shall constitute a Seller, Servicer, Administrative Agent or Parent Company Potential Event of Default as applicable and the Parties acknowledge that in the FCC Transaction Documents, a Potential Event of Default by a Seller may be referred to as a Seller Potential Event of Default, by a Servicer as a Servicer Potential Event of Default, by an Administrative Agent as an Administrative Agent Potential Event of Default and by the Parent Company as a Parent Company Potential Event of Default:

1. Breach of obligations: any failure by the Seller, Servicer, Administrative Agent or Parent Company to comply with or perform any of its undertakings and its other obligations (other than those in respect of which a failure constitutes a Seller, Servicer, Administrative Agent or Parent Company Event of Default) under any of the FCC Transaction Documents to which it is a party; or

2. Misrepresentation: any representation or warranty made (or deemed to have been made) by the Seller, Servicer, Administrative Agent or Parent Company (other than those in respect of which Clause 6 (Failure to conform to the Eligibility Criteria) is applicable) in any of the FCC Transaction Documents to which it is a party proves to have been incorrect or inaccurate when made (or deemed to have been made); or

3.         Invalidity:  subject to Clause 29,  any  provision  of any of the FCC
           Transaction Documents is or becomes, for any reason, invalid or unenforceable; or

4. Material adverse event: any event or series of events (other than those referred to in Sub-clauses (1), (2) or (3) above) occurs,

and which, in all cases set out in Sub-clauses (1), (2), (3) or (4) above and in the Management Company's reasonable opinion:

(a) results in, or is likely to give rise to, a default of the FCC's own obligations, undertakings, representations or warranties under any of the FCC Transaction Documents to which it is a party; or

(b) affects, or is likely to affect, significantly the ability of the relevant Seller, Servicer, Administrative Agent or Parent Company to perform its obligations under the terms of this Agreement or under any other FCC Transaction Documents to which it is a party; or

(c) affects, or is likely to affect, significantly the recoverability of the Transferred Receivables; or

(d) entails, or is likely to entail, the downgrading of the rating of the BT Programme assigned by Moody's below P-1 or the putting on credit watch with negative implication of this rating.

                                     Part B
Consequences  of a Seller,  Servicer,  Administrative  Agent and Parent  Company
                           Potential Event of Default

Upon the occurrence of any Seller, Servicer, Administrative Agent or Parent Company Potential Event of Default referred to in Part A of this Schedule 12 of Appendix 1 in respect of any Seller, Servicer, Administrative Agent or Parent Company, as applicable:

(a) the first party to the FCC Transaction Documents to be aware of such Seller, Servicer, Administrative Agent or Parent Company Potential Event of Default shall immediately notify the relevant Seller, Servicer or the Parent Company as well as the Management Company, the Custodian and the relevant Administrative Agent of the occurrence of such Seller, Servicer, Administrative Agent or Parent Company Potential Event of Default;

(b) the Consultation Period relating to the relevant Seller, Servicer, Administrative Agent or Parent Company shall immediately start;

(c) with respect to a Seller Potential Event of Default only, the relevant Seller (but not any other Seller) shall not be entitled to make any additional Individual Transfer Offers and the Management Company shall not be entitled to accept any existing or new Individual Transfer Offer from such Seller until the end of the Consultation Period relating to such Seller and provided that the said Consultation Period does not end into a Seller Event of Default;

(d) with respect to an Administrative Agent Potential Event of Default only, no Seller having appointed the relevant Administrative Agent (but not any other Seller) shall be entitled to make any Individual Transfer Offer and the Management Company shall not be entitled to accept any existing or new Consolidated Transfer Offer or Individual Transfer Offers from such Administrative Agent (but not the other Administrative Agent) until the end of the Consultation Period relating to the relevant Administrative Agent and provided that the said Consultation Period does not end into an Administrative Agent Event of Default; and

(e) with respect to a Parent Company Potential Event of Default only, no Seller shall be entitled to make any Individual Transfer Offer and the Management Company shall not be entitled to accept any existing or new Consolidated

           Transfer Offer or Individual Transfer Offers from all Sellers and the Administrative Agents until the end of the Consultation Period relating to the Parent Company and provided that the said
           Consultation Period does not end into a Parent Company Event of Default.

                                   APPENDIX 1
                                COMMON SCHEDULES

                                   SCHEDULE 13
EVENTS  OF  DEFAULT  AND  EARLY  AMORTISATION  EVENTS  COMMON  TO  ALL  SELLERS,
              SERVICERS, ADMINISTRATIVE AGENTS AND PARENT COMPANY

                                     Part A
Seller, Servicer,  Administrative Agent and Parent Company Events of Default and
                           Early Amortisation Events

Each  of the  events  mentioned  in  Sub-clauses  (1) to  (10) in Part A of this
Schedule 13 of Appendix 1 shall constitute a Seller, Servicer, Administrative Agent or Parent Company Event of Default as applicable and the Parties acknowledge that in the FCC Transaction Documents, an Event of Default by a Seller may be referred to as a Seller Event of Default, by a Servicer as a Servicer Event of Default, by an Administrative Agent as an Administrative Agent Event of Default and by the Parent Company as a Parent Company Event of Default. The events mentioned in Sub-clause (11) in Part A of this Schedule 13 of Appendix 1 shall constitute a Seller, Servicer, Administrative Agent or Parent Company Early Amortisation Event as applicable and the Parties acknowledge that in the FCC Transaction Documents, an Early Amortisation Event by a Seller may be referred to as a Seller Early Amortisation Event, by a Servicer as a Servicer Early Amortisation Event, by an Administrative Agent as an Administrative Agent Early Amortisation Event and by the Parent Company as a Parent Company Early Amortisation Event. The event mentioned in Sub-clause (12) in Part A of this
Schedule 13 of Appendix 1 shall constitute a Parent Company Event of Default.

1. Failure to pay: the Seller, Servicer, Administrative Agent or Parent Company fails to pay any amount due under any of the FCC Transaction Documents to which it is a party on the due date, except where such failure arises solely from technical failure in the banking system unrelated to it and where the amount in question is paid within two
           (2) Business Days of the due date.

2. Change of business: the Seller, Servicer, Administrative Agent or Parent Company changes or threatens to change the nature or scope of its business, suspends or threatens to suspend all or substantially all of its business operations which it now conducts, or any governmental authority expropriates or threatens to expropriate all or part of its assets and in the Management Company's reasonable opinion, such event:

           (a) results in, or is likely to give rise to, a default of the FCC's own obligations, undertakings, representations or warranties under any of the FCC Transaction Documents to which it is a party; or

           (b) affects, or is likely to affect significantly, the ability of the relevant Seller, Servicer, Administrative Agent or Parent Company to perform its obligations under the terms of this Agreement or under any other FCC Transaction Documents to which it is a party; or

           (c)        affects,  or  is  likely  to  affect,   significantly  the
                      recoverability of the Transferred Receivables; or

           (d) entails, or is likely to entail, the downgrading of the rating of the BT Programme assigned by Moody's below P-1 or the putting on credit watch with negative implication of this rating.

3. Insolvency: the Seller, Servicer, Administrative Agent or Parent Company is Insolvent.

4. Effectiveness of transfer: the validity of the sale and transfer of the Transferred Receivables between the relevant Seller and the FCC or the enforceability of the same against any third party, including the relevant Debtors, is challenged on serious legal grounds by any person or entity (including the relevant Seller, the FCC or the Debtors).

5. Seller, Servicer, Administrative Agent or Parent Company Potential Event of Default: at the end of a Consultation Period relating to the relevant entity, a Seller, Servicer, Administrative Agent or Parent Company Potential Event of Default has not been remedied within the relevant Consultation Period to the Management Company's satisfaction.

6. Change of control: the Seller, Servicer, Administrative Agent or Parent Company ceases to be part of the Crown Group.

7. Absence of transfer: the Seller, having already transferred some of its Eligible Receivables to the FCC, has not offered for sale and transfer Eligible Receivables on three (3) successive Transfer Dates, for any reason whatsoever.

8. Cross default: any indebtedness of the Seller, Servicer, Administrative Agent or Parent Company aggregating fifty million US dollars ($50,000,000.00) (or the euro equivalent thereof) becomes due or capable of being declared due before its stated maturity or is not paid on maturity or on demand (if so payable), or, in the case of a guarantee, is not discharged at maturity or when called.

9. French Sellers Auditor's Certificate: the Management Company has not received, within forty-five (45) days after the Closing Date, in a form and substance satisfactory to the Management Company, an Auditor's Certificate in respect of the French Sellers in the form set out Schedule 6 of Appendix 2.

10. Parent Company Auditor's Certificate: the Management Company has not received, within forty-five (45) days after the Closing Date, in a form and substance satisfactory to the Management Company, an Auditor's Certificate in respect of the Parent Company in the form set out Schedule 22 of Appendix 1.

11. Tax Deductions and Supplementary Costs: the Seller, Servicer, Administrative Agent or Parent Company does not wish or is not entitled to bear, under applicable law, all or part of the Tax Deductions or Supplementary Costs as provided under the Agreement Amongst Participating Entities or the Guarantee Agreement, as applicable.

12. Secondary Financial Covenant: the Secondary Financial Covenant is not met.

                                     Part B
Consequences of a Seller, Servicer, Administrative Agent or Parent Company Event
                     of Default or Early Amortisation Event

The occurrence of any Seller, Servicer, Administrative Agent or Parent Company Event of Default or Early Amortisation Event referred to in Part A of this
Schedule 13 of Appendix 1 in respect of any Seller, Servicer, Administrative Agent or Parent Company shall have the following consequences as applicable:

(a) With respect to a Seller Event of Default or Seller Early Amortisation Event, the relevant Seller (but not any other Seller) shall not be entitled to make any additional Individual Transfer Offers and the Management Company shall not be entitled to accept any existing or new Individual Transfer Offers from such Seller.

(b) With respect to a Seller Event of Default or Seller Early Amortisation Event, the Seller Termination Date in relation to the relevant Seller shall occur and the relevant Seller shall exit from the Securitisation Programme and shall cease permanently to have the status of Seller with effect from such Seller Termination Date, except that the representations, warranties and undertakings of that Seller shall survive for so long as there continues to exist any obligations of such Seller.

(c) With respect to a Seller Event of Default, except if such Seller Event of Default occurs as a result of Sub-clause 7 of the Part A of this Schedule 13 of Appendix 1, the provisions of Clause 8 shall apply and the Management Company and/or the Back-Up Servicer may serve on any Debtor of the said Seller (but not on any Debtor of the other Sellers) a written Notice of Transfer in accordance with the said Clause 8.

(d) With respect to a Servicer Event of Default or Servicer Early Amortisation Event, the Servicer Termination Date in relation to the relevant Servicer shall occur and the relevant Servicer shall exit from the Securitisation Programme and shall cease permanently to have the status of Servicer with effect from such Servicer Termination Date, except that the representations, warranties and undertakings of that Servicer shall survive for so long as there continues to exist any obligations of such Servicer.

(e) With respect to a Servicer Event of Default, the provisions of Clause 20 shall apply and the Management Company may at once or at any time subsequently terminate the appointment of the relevant Servicer and substitute the Back-Up Servicer to the relevant Servicer.

(f) With respect to an Administrative Agent Event of Default or Administrative Agent Early Amortisation Event, the Administrative Agent Termination Date shall occur. As a consequence of such Administrative Agent Termination Date, the Seller Termination Date and the Servicer Termination Date in relation to the Sellers and Servicers having appointed the relevant Administrative Agent shall occur on the same day and, as a result, the said Sellers and Servicers shall exit from the Securitisation Programme and shall cease permanently to have the status of Sellers and Servicers with effect from the said Seller Termination Date and Servicer Termination Date, except that the representations, warranties and undertakings of the said Sellers and Servicers (and those of the relevant Administrative Agent) shall survive for so long as there continues to exist any obligations of any Seller or Servicer (or of the relevant Administrative Agent).

(g) With respect to an Administrative Agent Event of Default or Administrative Agent Early Amortisation Event, no Seller having appointed the relevant Administrative Agent shall be entitled to make any more Individual Transfer Offers and the Management Company shall not be entitled to accept any existing or new Individual Transfer Offers from such Sellers or Consolidated Transfer Offers from the relevant Administrative Agent, irrespective of whether or not a Seller Potential Event of Default, a Seller Event of Default or a Seller Early Amortisation Event has occurred.

(h) With respect to an Administrative Agent Event of Default, the provisions of Clause 20 shall apply and the Management Company may at once or at any time substitute the Back-Up Servicer to the Servicers having appointed the relevant Administrative Agent (but not any other Servicer).

(i) With respect to an Administrative Agent Event of Default, the provisions of Clause 8 shall apply and the Management Company and/or the Back-Up Servicer may serve on any Debtor of the Sellers having appointed the relevant Administrative Agent (but not on any Debtor of the other Sellers) a written Notice of Transfer in accordance with the said Clause 8.

(j) With respect to a Parent Company Event of Default or Parent Company Early Amortisation Event, the Parent Company Termination Date shall occur. As a consequence of such Parent Company Termination Date, the Administrative Agent Termination Date, the Seller Termination Date and the Servicer Termination Date in relation to all Administrative Agents, all Sellers and all Servicers respectively shall occur on the same day and, as a result, the said Sellers and the said Servicers shall exit from the Securitisation Programme and they cease permanently to have the status of Sellers and Servicers with effect from the said Seller Termination Date and Servicer Termination Date, except that the representations, warranties and undertakings of the said Sellers and the said Servicers (and those of the Administrative Agents) shall survive for so long as there continues to exist any obligations of any Seller or any Servicer (or of the Administrative Agents).

(k) With respect to a Parent Company Event of Default or Parent Company Early Amortisation Event, no Seller shall be entitled to make any more Individual Transfer Offers and the Management Company shall not be entitled to accept any existing or new Individual Transfer Offers from all Sellers or Consolidated Transfer Offers from the Administrative Agents, irrespective of whether or not a Seller Potential Event of Default, a Seller Event of Default, a Seller Early Amortisation Event, an Administrative Agent Potential Event of Default, an Administrative Agent Event of Default or an Administrative Agent Early Amortisation Event has occurred.

(l) With respect to a Parent Company Event of Default, the provisions of Clause 20 shall apply and the Management Company may at once or at any time substitute the Back-Up Servicer to all Servicers.

(m) With respect to a Parent Company Event of Default, the Management Company (or the Back-Up Servicer) shall be entitled to notify any Debtors of all Sellers, in accordance with Clause 8.

                                     Part C
                          Receivables Event of Default

The event mentioned in Sub-clause (1) in Part C of this Schedule 13 of Appendix 1 shall constitute a Receivables Event of Default.

1. Receivables trigger event: a Receivables Event occurs.

                                     Part D
                 Consequences of a Receivables Event of Default

The occurrence of a Receivables  Event of Default  referred to in Part C of this
Schedule 13 of Appendix 1 shall have the following consequences:

(a) The Parent Company Termination Date shall occur and the Administrative Agent Termination Date, the Seller Termination Date and the Servicer Termination Date in relation to all Administrative Agents, all Sellers and all Servicers respectively shall occur on the same day and, as a result, the said Sellers and the said Servicers shall exit from the Securitisation Programme and they cease permanently to have the status of Sellers and Servicers with effect from the said Seller Termination Date and Servicer Termination Date, except that the representations, warranties and undertakings of the said Sellers and the said Servicers (and those of the Administrative Agents) shall survive for so long as there continues to exist any obligations of any Seller or any Servicer (or of the Administrative Agents).

(b) No Seller shall be entitled to make any more Individual Transfer Offers and the Management Company shall not be entitled to accept any existing or new Individual Transfer Offers from all Sellers or Consolidated Transfer Offers from the Administrative Agents, irrespective of whether or not a Seller Potential Event of Default, a Seller Event of Default, a Seller Early Amortisation Event, an Administrative Agent Potential Event of Default, an

           Administrative Agent Event of Default or an Administrative Agent Early Amortisation Event has occurred.

(c) The provisions of Clause 20 shall apply and the Management Company may at once or at any time substitute the Back-Up Servicer to all Servicers.

(d) The Management Company (or the Back-Up Servicer) shall be entitled to notify any Debtors of all Sellers, in accordance with Clause 8.

                                   APPENDIX 1
                                COMMON SCHEDULES

                                   SCHEDULE 14
                            FORM OF INDIVIDUAL REPORT




The Individual and Consolidated Reports will provide aggregated information of the portfolio taking into account various events that do not appear in the Computer Files. Report files will be Excel files with the following constraints:

o          Only one worksheet per file;

o Reporting data, ageing balances and concentration information shall be in 3 different files; and

o All columns must be identical in a worksheet, i.e. column of data / column of labels.

1.         File name

Each originator should provide 3 different files:

o          aggregate (REP);

o          ageing balances (AGB); and

o          concentration (CCN).

Each  file  should  be  named  on  the  following   format:   [Originator]_[File
Type]_[Date]_[Time].xls,

>>         Originator being Originator BNP Paribas (BNPP) id,

>>         File type being "REP", "AGB" or "CCN",

>>         Date being the Information Date in the format "YYYYMMDD", and

>>         Time being the timestamp of the file in the format "HHMMSSS".

For example, a new originator called "SMITH France" identified at BNPP as 0123456789 may send on the information date 10 of July 2004 the following files:

(0123456789_REP_20040710_1123568.xls)
(0123456789_AGB_20040710_1123568.xls)
(0123456789_CCN_20040710_1123568.xls)

2.         File format

All spreadsheets will have the same layout structure (either vertical or horizontal):

-          Column 1:           Data Id (Letters are fixed and common to ALL
                               transactions),
-          Column 2:           Data label,
-          Column 3:           Formula or input mode,
-          Column 4 to n:      Corresponding value(s).

Should the information be provided both at an originator and at Debtors Group levels, they will appear on several columns in the same worksheet. For the originator level, the cells Debtor group Id will be empty.

Format:

------- ------------------------------- ------------- ---------------------
1       Originator Id                   Input         0123456789
------- ------------------------------- ------------- ---------------------

3.         File type

3.1        Aggregate File

The aggregate files provides reporting data related to each Cut-Off Period such as consolidated amount of Invoices, dilutions, and repurchased Receivables.

 -------------------------------------------------------------------------------------------------------------------
   I                   REPORTING IDENTIFICATION
 -------------------------------------------------------------------------------------------------------------------
   A   Originator BNPP Id                                                              input
 -------------------------------------------------------------------------------------------------------------------
   A'  Originator Name                                                                 input
 -------------------------------------------------------------------------------------------------------------------
   B   Debtor Group Id                                                                 input
 -------------------------------------------------------------------------------------------------------------------
   B'  Debtor Group Name                                                               input
 -------------------------------------------------------------------------------------------------------------------
   C   Cut-Off Period Reference                                                        input
 -------------------------------------------------------------------------------------------------------------------
   D   Cut Off Date                                                                    input
 -------------------------------------------------------------------------------------------------------------------
   E   Number of new receivables                                                       input
 -------------------------------------------------------------------------------------------------------------------
   F   Currency (Iso Code)                                                             input
 -------------------------------------------------------------------------------------------------------------------

 -------------------------------------------------------------------------------------------------------------------
  II                  OUTSTANDING RECEIVABLES STOCK
 -------------------------------------------------------------------------------------------------------------------
  G    OUSTANDING RECEIVABLES ON N - 1                                                 =M [N-1]
 -------------------------------------------------------------------------------------------------------------------
  H    [-] Receivables stock events                                                    =H.1 + H.2 - H.3 + H.4
 -------------------------------------------------------------------------------------------------------------------
  H.1  Allocated cash collections                                                      input
 -------------------------------------------------------------------------------------------------------------------
  H.2  New dilutions flow                                                              =R - T + V
 -------------------------------------------------------------------------------------------------------------------
  H.3  New receivables with returned payment (flow)                                    input
 -------------------------------------------------------------------------------------------------------------------
  H.4  Unapplied Cash allocated during the period                                      input
 -------------------------------------------------------------------------------------------------------------------
  I    [=] OUSTANDING RECEIVABLES BEFORE TRANSFER                                      =G-H
 -------------------------------------------------------------------------------------------------------------------
  J    [+] New receivables                                                             input
 -------------------------------------------------------------------------------------------------------------------
  K    [=] OUSTANDING RECEIVABLES AFTER TRANSFER                                       =I+J
 -------------------------------------------------------------------------------------------------------------------
  L    [-] Total Repurchased or Affected Receivables:                                  input
 -------------------------------------------------------------------------------------------------------------------
  M    [=] OUSTANDING RECEIVABLES AFTER TRANSFER AND REPURCHASE                        =K-L
 -------------------------------------------------------------------------------------------------------------------
  N    Outstanding receivables non eligible for financing                              =N.1 + N.2 + N.3+ N.4
 -------------------------------------------------------------------------------------------------------------------
  N.1  Outstanding receivables overdue > 90 days                                       =W4 + W5 + W6
 -------------------------------------------------------------------------------------------------------------------
  N.2  Outstanding receivables with returned payments overdue <= 90 days               input
 -------------------------------------------------------------------------------------------------------------------
  N.3  Outstanding receivables from insolvent debtor overdue <= 90 days                input
 -------------------------------------------------------------------------------------------------------------------
  N.4  Outstanding receivables which maturity date> 120 days                           input
 -------------------------------------------------------------------------------------------------------------------
  O    Outstanding receivables eligible for financing                                  =M - N
 -------------------------------------------------------------------------------------------------------------------
  P    New defaulted receivables                                                       =P.1 + P.2 + P.3
 -------------------------------------------------------------------------------------------------------------------
  P.1  Outstanding receivables overdue [91-120]                                        =W4 + W5
 -------------------------------------------------------------------------------------------------------------------
  P.2  Flow of receivables with returned payment, overdue <= 90 days                   input
 -------------------------------------------------------------------------------------------------------------------
  P.3  Flow of receivables from insolvent debtor overdue <= 90 days                    input
 -------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
 III                    OUTSTANDING DILUTIONS STOCK
--------------------------------------------------------------------------------------------------------------------
  Q    OUTSTANDING DILUTIONS ON N - 1                                                  =U [N-1]
--------------------------------------------------------------------------------------------------------------------
  R    [+] New dilutions                                                               =R.1 + R.2 + R.3 + R.4 + R.5
--------------------------------------------------------------------------------------------------------------------
  R.1  Credit Notes                                                                    input
--------------------------------------------------------------------------------------------------------------------
  R.2  Returnable Packaging                                                            input
--------------------------------------------------------------------------------------------------------------------
  R.3  Cancel and replace on the same day                                              input
--------------------------------------------------------------------------------------------------------------------
  R.4  Rebates                                                                         input
--------------------------------------------------------------------------------------------------------------------
  R.5  Returns                                                                         input
--------------------------------------------------------------------------------------------------------------------
  S    [=] OUTSTANDING DILUTIONS AFTER TRANSFER                                        =Q + R
--------------------------------------------------------------------------------------------------------------------
  T    [+] Dilutions stock events                                                      =T.1 + T.2 + T.3
 -------------------------------------------------------------------------------------------------------------------
 T.1   Allocated anticipated dilutions                                                 input
 -------------------------------------------------------------------------------------------------------------------
 T.2   Allocated dilutions with non transferred receivables                            input
 -------------------------------------------------------------------------------------------------------------------
 T.3   Dilutions directly paid by Crown group                                          input
--------------------------------------------------------------------------------------------------------------------
  U    [=] DILUTIONS AFTER TRANSFER AND EVENTS                                         =S - T
--------------------------------------------------------------------------------------------------------------------
  V    Dilutions allocated with drafts                                                 input
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
  IV                     ADDITIONAL INFORMATION
--------------------------------------------------------------------------------------------------------------------
  1    Undue Amounts (to be detailed separately for CAS)                               input
--------------------------------------------------------------------------------------------------------------------
  2    New unapplied cash                                                              input
--------------------------------------------------------------------------------------------------------------------
  3    Total Payable Balance                                                           input
--------------------------------------------------------------------------------------------------------------------
  4    Payable Total Overdue                                                           input
--------------------------------------------------------------------------------------------------------------------
  5    Payable Overdue 1-30 Days                                                       input
--------------------------------------------------------------------------------------------------------------------
  6    Payable Overdue 31-60 Days                                                      input
--------------------------------------------------------------------------------------------------------------------

>>       Explanation regarding data in the various fields:

A: the Originator BNPP id.

A': Originator Name: should always remain the same.

B: Debtor Group Id: this is the Debtor Group id that will be found in field 3 of the Debtor's File. It is not used in this transaction.

B': Debtor Group Id.: should always remain the same. It is not used in this transaction.

C: Cut-Off Period reference: this is an incremental number starting at 0 for the original transfer and that will be incremented at each Cut-Off Date.

D: Cut-Off Date: see legal documentation.

E: Number of new Receivables: this field will give the number of records in the Transfer File: it will also be the number figuring on the Transfer Document. It does not include any Receivable with a returned payment.

F: Currency: Euro for France and Sterling for United-Kingdom.

H.1:   Allocated  cash   collections:   Collections   allocated  to  Transferred
Receivables since the previous Cut-Off Date (excluded) and the Cut-Off date figuring on field D.

H.2: Consumed dilutions flow: all dilutions that have been cleared out with an invoice. The dilutions should be cleared only once the invoice is completely cleared with both a payment allocated to it and the dilution.

H.3: Newly returned Receivables: Receivables for which payment had been registered on the previous Report (in the previous reporting the Receivable was not outstanding anymore, but its payment was rejected during the Cut-Off Period).

For these Receivables, it should be included in the stock file again, however it should not figure in the flow file (as it is not offered for transfer on the corresponding date). The amount due should be equal to the amount of the returned payment (therefore net of the dilutions already affected to it).

H.4: Unapplied cash allocated during the period: Cash that was unapplied during the previous period and that has been allocated to Receivables during such period.

J: New Receivables: Total Nominal Amount of the new Receivables be sold on the Transfer Date. These are the Receivables issued during the Cut-Off Period on securitised Debtors.

L: Total repurchased Receivables: in case any Receivables were to be repurchased or in case of Affected Receivables, the total of the Amount Due for these Receivables should be input here.

N: Outstanding Receivables non eligible for financing: this field sums up all `Defaulted Receivables' that will not be financed by the FCC.

N.1: Outstanding Receivables overdue > 90 days: it corresponds to the `technical defaults' linked to the securitisation.

N.2: Outstanding returned Receivables overdue < 90 days: in addition to the `technical defaults' returned Receivables will not be financed (we only look for less than 90 days past due as the other ones are already taken into account in field N.1).

N.3: Outstanding Receivables from Insolvent Debtors overdue >= 90 days: as for the returned payments all insolvent Receivables not taken into account in the `technical defaults' will not be financed.

N.4: Outstanding Receivables which maturity date > 120 days: as far as the Receivables are concerned, they are not eligible for financing if their maturity date is in more than 120 days except for Bonduelle where we do accept any terms of payment as long as Vcom payments by CL are maintained: those Receivables are purchased but not financed.

O: Outstanding Receivables eligible for financing: this will be the basis of the financed amount; to that amount Over-collateralisation will be subtracted to get the exact financed amount.

P: New Defaulted Receivables: this amount is used to calculate the loss reserve in order to update the Over-collateralisation Amount with the evolution of the transferred portfolio.

P.1: Outstanding Receivables overdue [91-120] days: it corresponds to the new `technical defaults' over a one month period corresponding to the delay between two adjustments on the FCC Units (when the total financing can be adjusted).

P.2: Flow of returned Receivables overdue <= 90 days: it corresponds to new Defaulted Receivables not taken into account in field P.1 (see N.2).

P.3: Flow of Receivables from Insolvent Debtors overdue <= 90 days: if during the period when a Debtor becomes Insolvent, some of its Receivables are not yet `technically defaulted', they should be taken into account though this field as new Defaulted Receivables. Once the Debtor has been flagged as Insolvent, then this field does not take into account any of its Receivables anymore.

R, R.1, R.2, R.3 and R.4: New dilutions: All dilutions that are in the New Dilutions file: it corresponds to any dilutions issued during the Cut-Off Period and not allocated to a receivable during the same period. It will be used to calculate the dilution reserve.

T: Dilutions Stock events: this field aims at checking all dilutions that reduce the stock of dilutions.

T.1: Allocated Anticipated Dilutions: it covers all dilutions that were declared in the previous reporting because issued during a previous Cut-Off Period and allocated with Receivables for which payment from the Debtor has occurred during the present Cut-Off Period.

T.2: Allocated dilutions with non Transferred Receivables: should not be used in this transaction, except if a Debtor was to become Insolvent and Receivables were still issued afterwards. In that case the FCC would hold the Receivables issued before the insolvency and the Originators those issued after the insolvency. In that case we would want to see all dilutions for that Debtor, even those issued after insolvency but some of them could be allocated with non Transferred Receivables.

T.3: Dilutions directly paid by Crown Group: in case Crown directly pays the credit note to the Debtor (for rebates for examples) without any compensation, then the said dilution should appear in the stock file and the reporting until Crown's account is debited.

U: Dilutions after transfer and events: outstanding dilutions at the beginning of the following Cut-Off Period.

V: Dilutions allocated with drafts: Dilutions allocated during the period, with Transferred Receivables for which payment from the Debtor has occurred during this Cut-Off Period through a draft (amount included in T.1).

1: Undue Amounts: any amount credited to the Collection Account and that would not relate to Transferred Receivables (e.g. during the first months of the transaction, some collections on export Debtors). In that case the FCC would reimburse these amounts to Crown when it will provide the proof these Collections are undue.

A separate list providing for each amount: the relevant Debtor, the Invoices covered, and an explanation will have to be provided.

2: New Unapplied cash: any cash collected for transferred debtors not yet allocated to receivables.

3, 4, 5, 6: data on the payables, to be used to calculate the Suppliers Trigger.


>>       Cross checking with Computer Files

Some fields link the Aggregate File and the Computer Files for each Originator (only in the originator currency).

In the following table amounts on a same line should be equal ((SIGMA): sum).

.....................................................   ........................................................

                  Aggregate File                                           Computer Files
.....................................................   ........................................................

Outstanding    Receivables   after   transfer   and    (SIGMA)  (Due Amount  (field 11) of all R type  records
repurchase (field [M])                                 in the S file
.....................................................   ........................................................

                                                       (SIGMA)  Due  Amount  (field 11) of all D type records in
Dilutions after transfer and events (field [U])        the S file
.....................................................   ........................................................

                                                       (SIGMA)  Due  Amount  (field 11) of all R type records in
New Receivables (field [J])                            the F file
.....................................................   ........................................................

                                                       Due Amount  (field  11) of all D type  records in the A
New Dilutions (field [R])                              file
.....................................................   ........................................................

3.2        Ageing Balance File

This file will provide ageing balances of originators and some Debtor Groups (the biggest ones). The list of Debtors for which ageing balances should be provided has yet to be finalised.

These ageing balances should be gross of dilutions and all buckets are to be calculated compared to the Cut-Off Date.

There will be one file per Originator with the ageing balances of the originator only, and one file per country, where column 4 will sum all ageing balances of the originators located in this country, the following columns will sum up all receivables for a given group of Debtors issued by all the Originators located in this country.

The format should be the following:

 ---------------------------------------------------------------------------------------------------------------------
    V   IDENTIFYING BALANCES                                            Originator               Debtors
 ---------------------------------------------------------------------------------------------------------------------
    A   Originator BNPP Id                       input
 ---------------------------------------------------------------------------------------------------------------------
    A'  Originator Name                          input
 ---------------------------------------------------------------------------------------------------------------------
    B   Debtor Group Id                          input
 ---------------------------------------------------------------------------------------------------------------------
    B'  Debtor Group Name                        input
 ---------------------------------------------------------------------------------------------------------------------
    C   Cut Off Period Reference                 input
 ---------------------------------------------------------------------------------------------------------------------
    D   Cut Off Date                             input
 ---------------------------------------------------------------------------------------------------------------------
    E   Currency (ISO Code)                      input
 ---------------------------------------------------------------------------------------------------------------------

 ---------------------------------------------------------------------------------------------------------------------
    VI  OUTSTANDING OF INVOICES
 ---------------------------------------------------------------------------------------------------------------------
    W   Past due invoices - Total                =W.1+W.2+... +W.6
 ---------------------------------------------------------------------------------------------------------------------
   W.1  Past due [0-30 days]                     saisie
 ---------------------------------------------------------------------------------------------------------------------
   W.2  Past due [31-60 days]                    saisie
 ---------------------------------------------------------------------------------------------------------------------
   W.3  Past due [61-90 days]                    saisie
 ---------------------------------------------------------------------------------------------------------------------
   W.4  Past due [91-100 days]                   saisie
 ---------------------------------------------------------------------------------------------------------------------
   W.5  Past due [101-120 days]                  saisie
 ---------------------------------------------------------------------------------------------------------------------
   W.6  Past due> 120 days                       saisie
 ---------------------------------------------------------------------------------------------------------------------
     X  Due invoices - Total                     =X.1+X.2+X.3+X.4
 ---------------------------------------------------------------------------------------------------------------------
   X.1  Due [0-30 days]                          saisie
 ---------------------------------------------------------------------------------------------------------------------
   X.2  Due [31-60 days]                         saisie
 ---------------------------------------------------------------------------------------------------------------------
   X.3  Due [61-90 days]                         saisie
 ---------------------------------------------------------------------------------------------------------------------
   X.4  Due [91-120 days]                        saisie
 ---------------------------------------------------------------------------------------------------------------------
   X.5  Due> 120 days                            saisie
 ---------------------------------------------------------------------------------------------------------------------


For the sake of the Consolidated Report, Suppliers Ageing Balance should be provided.

                                   APPENDIX 1
                                COMMON SCHEDULES

                                   SCHEDULE 15
                           FORM OF CONSOLIDATED REPORT




The Consolidated Report provides aggregate information for all Sellers related to a given Administrative Agent in the form of the Individual Report.

                                   APPENDIX 1
                                COMMON SCHEDULES

                                   SCHEDULE 16
                           FORM OF RESIGNATION LETTER


                         [resigning Seller's letterhead]


FRANCE TITRISATION
(as Management Company)
[o]
[o]
France
Attention:        [o]
Facsimile:        [o]

[CROWN EMBALLAGE FRANCE SAS - CROWN PACKAGING UK PLC]
(as Administrative Agent)
[o]
[o]
[o]
[o]
Attention:        [o]
Facsimile:        [o]

copy to:

BNP PARIBAS
(as Custodian)
[o]
[o]
France
Attention:        [o]
Facsimile:        [o]

                                      In [to be completed], on [to be completed]

Dear Sirs,

Re: FCC CROWN RECEIVABLES EUROPE -- Resignation Letter

We refer to the Master Receivables Transfer and Servicing Agreement (hereinafter the Agreement) dated 21 June 2005 entered into between, inter alia, the Management Company, the Custodian, [to be completed] as Seller and [Crown Emballage France SAS - Crown Packaging UK PLC] as Administrative Agent.

Unless otherwise defined herein, capitalised terms in this letter shall have the meanings ascribed to them in the Agreement.

Pursuant to Clause 24.1 (Resignation of a Seller) of the Agreement, we request that [resigning Seller] be released from its obligations as a Seller under the Securitisation Programme.

We request you to transfer back to us one or more Transferred Receivables in accordance with Clause 7 of the Agreement. To this end, [Crown Emballage France SAS - Crown Packaging UK PLC], as Administrative Agent, will deliver you an Individual Retransfer Request.

We confirm that no Seller Potential Event of Default, Seller Event of Default or Seller Early Amortisation Event is continuing or would result from the acceptance of this request.

This Resignation Letter is governed by French law.

Yours faithfully,






-------------------------------------------------
[resigning Seller]

Title:
Name:

                                   APPENDIX 1
                                COMMON SCHEDULES

                                   SCHEDULE 17
                   FORM OF REQUEST TO ADD AN ADDITIONAL SELLER


                  [relevant Administrative Agent's letterhead]


FRANCE TITRISATION
(as Management Company)
[o]
[o]
France
Attention:        [o]
Facsimile:        [o]

copy to:

BNP PARIBAS
(as Custodian)
[o]
[o]
France
Attention:        [o]
Facsimile:        [o]

                                      In [to be completed], on [to be completed]

Dear Sirs,

Re: FCC CROWN RECEIVABLES EUROPE -- Request to add an additional Seller in the Securitisation Programme

We refer to the Master Receivables Transfer and Servicing Agreement (hereinafter the Agreement) dated 21 June 2005 entered into between, inter alia, the Management Company, the Custodian, the Sellers and [Crown Emballage France SAS
- Crown Packaging UK PLC] as Administrative Agent.

Unless otherwise defined herein, capitalised terms in this letter shall have the meanings ascribed to them in the Master Receivables Transfer Agreement.

Pursuant to Clause 24.3 (Additional Sellers) of the Agreement, we request the addition of [new Seller] to the Securitisation Programme, as Seller and Servicer. [new Seller] is a company duly incorporated under the laws of [name of relevant jurisdiction].

The administrative details of [new Seller] are as follows:

------------------------------------ ---------------------------------- ---------------------------------
   Name of [new Seller/Servicer]             Registered office                Registration number
------------------------------------ ---------------------------------- ---------------------------------

                [o]                                 [o]                               [o]
------------------------------------ ---------------------------------- ---------------------------------

We  wish  the   above-mentioned   proposed   additional   Seller  to  enter  the
Securitisation Programme with full effect on the following Transfer Date: [?].

We acknowledge and agree to the fact that the addition to the Securitisation Programme of the proposed entity is subject to the conditions precedent referred to in Clause 24.3 of the Agreement.

Yours faithfully,

                                            ____________________________________



-------------------------------------------------
[o],
as Administrative Agent (acting in the name and on behalf of each [French - English] Seller pursuant to Clause [21 - 22] of the Agreement)

Title:
Name:

                                   APPENDIX 1
                                COMMON SCHEDULES

                                   SCHEDULE 18
                            FORM OF ACCESSION LETTER


                        [additional Seller's letterhead]


FRANCE TITRISATION
(as Management Company)
[o]
[o]
France
Attention:        [o]
Facsimile:        [o]

[CROWN EMBALLAGE FRANCE SAS - CROWN PACKAGING UK PLC]
(as Administrative Agent)
[o]
[o]
[o]
[o]
Attention:        [o]
Facsimile:        [o]

copy to:

BNP PARIBAS
(as Custodian)
[o]
[o]
France
Attention:        [o]
Facsimile:        [o]

                                      In [to be completed], on [to be completed]

Dear Sirs,

Re: FCC CROWN RECEIVABLES EUROPE -- Accession Letter

We refer to:

(a) the Master Receivables Transfer and Servicing Agreement (hereinafter the Agreement) dated 21 June 2005 entered into between, inter alia, the Management Company, the Custodian, the Sellers, the Servicers and [Crown

           Emballage France SAS - Crown Packaging UK PLC] as Administrative Agent; and

(b) the request for additional Seller in the Securitisation Programme issued by [Crown Emballage France SAS - Crown Packaging UK PLC] as Administrative Agent on [date].

Unless otherwise defined herein, capitalised terms in this letter shall have the meanings ascribed to them in the Agreement.

Pursuant to Clause 24.3 (Additional Sellers) of the Agreement, we, [name of the Seller], after having made all independent inquiries we deemed appropriate, hereby expressly accept, without any formalities and automatically by signing this Accession Letter:

(i) to be bound by all the terms, conditions and obligations of the Sellers Transaction Documents and all arrangements referred to in each of them and, in particular, all the declarations, warranties and undertakings, as if they were made or given by us; and

(ii) to benefit from all rights provided for by the Sellers Transaction Documents and all arrangements referred to in each of them,

in all cases in the capacity of Seller and Servicer, as if we were party to each of the Sellers Transaction Documents and as from the [effective date].

This Accession Letter is governed by French law.

Yours faithfully,



-------------------------------------------------
[additional Seller]

Title:
Name:

                                   APPENDIX 1
                                COMMON SCHEDULES

                                   SCHEDULE 19
                       FORM OF CONSOLIDATED TRANSFER OFFER


                       [Administrative Agent's letterhead]


FRANCE TITRISATION
(as Management Company)
[o]
[o]
France
Attention:        [o]
Facsimile:        [o]

copy (without the files) to:

BNP PARIBAS
(as Custodian)
[o]
[o]
France
Attention:        [o]
Facsimile:        [o]

                                      In [to be completed], on [to be completed]

Dear Sirs,

Re: FCC CROWN RECEIVABLES EUROPE -- Consolidated Transfer Offer No. [o]

We refer to Clause 3.1 of the Master Receivables Transfer and Servicing Agreement (hereinafter the Agreement) dated 21 June 2005 entered into between, inter alia, the Management Company, the Custodian, the Sellers and [Crown Emballage France SAS - Crown Packaging UK PLC] as Administrative Agent.

Unless otherwise defined herein, capitalised terms in this letter shall have the meanings ascribed to them in the Agreement.

We, acting in the name and on behalf of the [French - English] Sellers, hereby offer to transfer to you in compliance with the provisions of Clause 3.1 of the Agreement with respect to each [French - English] Seller, the Eligible Receivables (including any Ancillary Rights) with the following financial characteristics:

Characteristics of the Eligible Receivables (consolidated data):


Aggregate of the Net Invoice Amounts:                                [o]

Number:                                                              [o]

Representations, warranties and undertakings:

This Consolidated Transfer Offer constitutes a representation and warranty by us that, on the date of this Consolidated Transfer Offer (and on the corresponding Transfer Date):

(a) each representation and warranty referred to in Schedule 10 of Appendix 1 and Schedule 5 of Appendix [2 - 3] of the Agreement is true, complete, correct and accurate; and

(c)        each  undertaking  referred  to  in  Schedule  10 of  Appendix  1 and
           Schedule 5 of Appendix [2 - 3] of the Agreement has been fully complied with.

Payment instructions:


Transfer Date:                                                       [o]

The payment of the Purchase Price corresponding to the Eligible Receivables shall be made in accordance with Clause 5.2 of the Agreement by crediting the relevant Administrative Agent Account.

Pursuant to Clause 5.3 of the Agreement, the Administrative Agent shall receive such payment in the name and on behalf of each [French - English] Seller and that payment made on the credit of the Administrative Agent Account shall result in the full and definitive discharge of the FCC's payment obligations.

We attach a copy of each Individual Transfer Offer.

Yours faithfully,






-------------------------------------------------
[o],
as Administrative Agent (acting in the name and on behalf of each [French - English] Seller pursuant to Clause [21 - 22] of the Agreement)

Title:
Name:

                                   APPENDIX 1
                                COMMON SCHEDULES

                                   SCHEDULE 20
                               FORM OF ACCEPTANCE




                        [Management Company's letterhead]






[CROWN EMBALLAGE FRANCE SAS - CROWN PACKAGING UK PLC]
(as Administrative Agent)
[o]
[o]
[o]
[o]
Attention:        [o]
Facsimile:        [o]

copy to:

BNP PARIBAS
(as Custodian)
[o]
[o]
France
Attention:        [o]
Facsimile:        [o]

                                      In [to be completed], on [to be completed]

Dear Sirs,

Re: FCC CROWN RECEIVABLES EUROPE -- Acceptance No. [o]

We refer to Clause 3.3 of the Master Receivables Transfer and Servicing Agreement (hereinafter the Agreement) dated 21 June 2005 entered into between, inter alia, the Management Company, the Custodian, the Sellers, the Servicers and the Administrative Agents.

Unless otherwise defined herein, capitalised terms in this letter shall have the meanings ascribed to them in the Agreement.

We hereby confirm to you, in your capacity as Administrative Agent, our acceptance of [your Consolidated Transfer Offer no. [to be completed] dated [to be completed] - [the Individual Transfer Offers no. [to be completed] dated [to be completed] issued by [names of the Sellers concerned to be completed]], relating to the Eligible Receivables identified therein and in the Computer Files that we received on even date.

Yours faithfully,



-------------------------------------------------
France Titrisation,
as Management Company of the FCC CROWN
RECEIVABLES EUROPE

Title:
Name:

                                   APPENDIX 1
                                COMMON SCHEDULES

                                   SCHEDULE 21
                            FORM OF NOTICE OF REFUSAL


                        [Management Company's letterhead]


[CROWN EMBALLAGE FRANCE SAS - CROWN PACKAGING UK PLC]
(as Administrative Agent)
[o]
[o]
[o]
[o]
Attention:        [o]
Facsimile:        [o]

copy to:

BNP PARIBAS
(as Custodian)
[o]
[o]
France
Attention:        [o]
Facsimile:        [o]

                                      In [to be completed], on [to be completed]

Dear Sirs,

Re: FCC CROWN RECEIVABLES EUROPE -- Notice of Refusal No. [o]

We refer to Clause 3.3 of the Master Receivables Transfer and Servicing Agreement (hereinafter the Agreement) dated 21 June 2005 entered into between, inter alia, the Management Company, the Custodian, the Sellers, the Servicers and the Administrative Agents.

Unless otherwise defined herein, capitalised terms in this letter shall have the meanings ascribed to them in the Agreement.

We hereby inform you that the conditions precedent no. [o], [o], [o] and [o] specified in Schedule 6 of Appendix 1 of the Agreement are not satisfied on the date of the [Consolidated Transfer Offer] - [Individual Transfer Offers].

As a consequence, we hereby inform you, in your capacity as Administrative Agent, that in accordance with Schedule 6 of Appendix 1 of the Agreement, we will not accept [[any of the corresponding Individual Transfer Offers and the relating Consolidated Transfer Offer] - [the Individual Transfer Offers no. [to be completed] dated [to be completed] issued by [names of the Sellers concerned to be completed]].

Yours faithfully,




-------------------------------------------------
France Titrisation,
as Management Company of the FCC CROWN
RECEIVABLES EUROPE

Title:
Name:

                                   APPENDIX 1
                                COMMON SCHEDULES

                                   SCHEDULE 22
         FORM OF AUDITOR'S CERTIFICATE IN RESPECT OF THE PARENT COMPANY




 [sur papier a en-tete des commissaires aux comptes de Crown European Holdings]




FRANCE TITRISATION
(en qualite de societe de gestion du FCC CROWN RECEIVABLES EUROPE)
[o]
[o]
France
Attention:        [o]
Facsimile:        [o]



                     ATTESTATION DU COMMISSAIRE AUX COMPTES
                     --------------------------------------



Monsieur,

La presente attestation a ete etablie, a votre demande, dans le contexte du programme de titrisation des creances commerciales qui resultent de l'activite de prestation de services et de fourniture de biens dans le domaine de l'emballage alimentaire des filiales europeennes de Crown European Holdings (ci-apres l'( Operation )) et plus precisement du contrat de cession de creance (Master Receivables Transfer and Servicing Agreement) conclu le 21 juin 2005 (ci-apres le ( Contrat )) entre lesdites filiales europeennes de Crown European Holdings (ci-apres denommee la (Societe)), France Titrisation en qualite de Societe de Gestion et BNP Paribas en qualite de Depositaire (ci-apres le ( FCC )).

En tant que commissaire aux comptes de la Societe, nous vous confirmons les elements suivants :

1. Dans le cadre des derniers comptes de la Societe sur lesquels nous avons exprime une opinion (les comptes [annuels] au 31/12/XX) nous avons eu a apprecier le bien fonde de l'utilisation pour la preparation des comptes par la direction de la convention de base de continuite de l'exploitation conformement a la norme 2-435 de la Compagnie Nationale des Commissaires aux Comptes.

2. Nous avons obtenu, conformement a la loi francaise, la situation de l'actif realisable et du passif exigible de la Societe au 31 mai 2005 et avons mene des entretiens aupres de certains responsables de la Societe concernant le processus et les principes adoptes pour etablir la situation de l'actif realisable et du passif exigible conformement a la norme 5-101 de la CNC.

3. Pour les besoins de la presente, nous avons realise les diligences suivantes (a remplir/adapter selon les cas) :

           (a)        Nous  avons  eu des  entretiens  avec la  direction  de la
                      Societe;

           (b)        Nous   avons   revu  les   proces-verbaux   des   conseils
                      d'administration   de  la   Societe   jusqu'au   [date  de
                      l'attestation];

           (c) Nous avons obtenu une lettre d'affirmation du President du Conseil d'Administration de la Societe ;

         (Entre la date de notre dernier  rapport et la date de  l'attestation:)

           (d) Nous avons obtenu les comptes intermediaires de la Societe au 31 mai 2005 etablis par la Direction de la Societe et revu leur coherence vis-a-vis de notre connaissance de la Societe au moyen de discussion avec la direction de la Societe. Ces comptes/comptes consolides n'ont donc fait l'objet ni d'un audit ni d'un examen limite ;

           (e) En ce qui concerne la periode du 31 mai 2005 au [JJ/MM/AA : date de l'attestation], il ne nous a pas ete demande par la direction d'effectuer un audit ou une revue des etats financiers a la date du [JJ/MM/AA] ou pour une periode posterieure.

           Par consequent, nous n'avons :

           - realise aucun audit des etats financiers de la Societe (ou de ses comptes consolides) pour toute periode posterieure au 31/12/XX (sur lesquels nous avions emis un rapport le [JJ/MM/AA]) ; et

           - realise aucun examen limite des etats financiers consolides de la Societe pour toute periode posterieure au 30/06/XX+1 (sur lesquels nous avions emis un rapport le [JJ/MM/AA]).

           (f)       [Autre a preciser].

4. Il est bien entendu que nous n'emettons pas d'avis sur des questions d'interpretation legale ou du caractere suffisant, pour les besoins du FCC represente par France Titrisation agissant en qualite de Societe de Gestion et par BNP Paribas agissant en qualite de Depositaire, des diligences decrites au paragraphe precedent.

5. A la date de la presente et compte tenu des diligences precitees, nous n'avons pas connaissance de faits de nature a nous interroger sur la continuite de l'exploitation et donc a declencher la procedure d'alerte prevue par l'article L. 234-1/L. 234-2 du Code de commerce (ancien article 230-1 de la loi du 24 juillet 1966).

6. La presente attestation ne couvre pas les faits et circonstances susceptibles de survenir posterieurement au [date de l'attestation].

7. Les diligences citees aux paragraphes 2 et 3 ci-dessus ne constituent pas un audit realise conformement aux normes d'audit generalement admises en France. Si nous avions realise des diligences supplementaires, nous aurions pu avoir connaissance d'autres questions et nous vous en aurions fait part. Cependant, de telles diligences pourraient ne pas necessairement reveler tous les aspects significatifs.

8. Nous avons etabli la presente attestation a l'attention du President de la Societe dans le seul contexte du contrat decrit precedemment et pour la seule information du Conseil d'Administration de la Societe. Elle ne peut etre communiquee a un tiers sans notre accord prealable etant precise que, conformement aux dispositions du ss. 33 de la Norme n(degree) 4-105 de la CNCC, elle peut etre communiquee par vous au FCC represente par France Titrisation agissant en qualite de Societe de Gestion et par BNP Paribas agissant en qualite de
           Depositaire dans le cadre de leur enquete sur les affaires de la Societe pour information. Elle ne peut etre utilisee, diffusee ou citee en reference au sein ou a l'exterieur des entites precitees pour aucun autre objectif, il peut seulement y etre fait reference dans les contrats conclus dans le cadre de l'Operation ou dans un document s'y rapportant directement.

9. Les diligences evoquees ci-dessus s'inscrivent dans le contexte de la mission de commissariat aux comptes. De plus, elles ne sont pas destinees a remplacer les enquetes et diligences que le FCC represente par France Titrisation agissant en qualite de Societe de Gestion et par BNP Paribas agissant en qualite de Depositaire pourrait par ailleurs mettre en oeuvre dans le cadre du Contrat. En tant que Commissaire aux Comptes de la Societe, nous sommes responsables a l'egard de la Societe et de ses actionnaires et nous n'acceptons pas d'extension de notre responsabilite au-dela de ce qui est prevu par la loi francaise.

10. PricewaterhouseCoopers Audit decline toute responsabilite vis-a-vis de tout tiers y compris le FCC represente par France Titrisation agissant en qualite de Societe de Gestion et par BNP Paribas agissant en qualite de Depositaire (et tout autre cessionnaire et ( sous ) partie liee par ce Contrat) en relation avec le Contrat (y compris, sans limitation, pour actes de negligence et pour non-respect de nos obligations) et ne pourra etre tenu responsable vis-a-vis de tiers de leurs pertes, dommages ou depenses de quelque nature que ce soit.

11. En aucun cas PricewaterhouseCoopers Audit ne pourra etre tenu responsable des consequences dommageables resultant d'un comportement dolosif ou d'une fraude commise par les administrateurs, employes ou agents de la Societe.

12. Cette attestation est regie par la loi francaise. Les tribunaux francais auront la juridiction exclusive concernant toute plainte, conflit ou differend vis-a-vis de notre lettre de mission ou toute lettre de confort s'y rapportant, y compris cette attestation, et toute question se rapportant a l'ensemble de ces documents. Chaque partie renonce irrevocablement a ses droits de s'opposer a une action portee aupres de ces tribunaux, de pretendre que l'action a ete intentee aupres d'un tribunal incompetent, ou que ces cours n'ont pas juridiction.

Paris, le [date du jour]

Le Commissaire aux Comptes
PricewaterhouseCoopers Audit

Nom de l'Associe

                                   APPENDIX 1
                                COMMON SCHEDULES

                                   SCHEDULE 23
                         FINANCING ELIGIBILITY CRITERIA



1. The Receivable is payable within a maximum period of 120 days from the relevant Calculation Date.

2. For the Bonduelle Group of Debtors, the Receivable is payable according to the contractual terms of payment as long as all Receivables that are payable within a period of more than 120 days from their Issue Date, are paid by Vcom on a monthly basis within 60 days from their issuance.

                                   APPENDIX 1
                                COMMON SCHEDULES

                                   SCHEDULE 24
             FORM OF SOLVENCY CERTIFICATE IN RESPECT OF THE SELLERS



                         [on letterhead of the Sellers]



FRANCE TITRISATION
(as Management Company of the FCC CROWN RECEIVABLES EUROPE)
Immeuble Tolbiac
75450 Paris Cedex 09
France
Attention:        Monsieur Michel Duhourcau, Secretaire General
ACI:              CTA01A1

                                                                   Paris, [Date]




Re: FCC CROWN RECEIVABLES EUROPE -- Solvency Certificate

This solvency certificate is delivered in relation to the agreement entitled "Master Receivables Transfer and Servicing Agreement" entered into on 21 June 2005 (the Agreement) and the securitisation transaction of the Crown Group deriving therefrom (the Transaction).

Capitalised terms in this certificate shall, save otherwise defined in this certificate, have the meaning given to them in the Agreement.

A- With respect to the French Sellers
-------------------------------------

I, the undersigned, acting as Directeur General Delegue of the Parent Company and Directeur General of each of the French Sellers, having, inter alia:

           (i) examined the French Sellers' books, records and accounts (including management accounts);

           (ii) considered the provisions of the FCC Transaction Documents to which the French Sellers are a party; and

           (iii) made all due enquiries and considered all matters which we consider relevant to the French Sellers' business and financial position, hereby certify and without personal liability make the following confirmations with respect to the French Sellers:

(a) as at the date hereof, the French Sellers are not insolvent or unable to pay their debts as they fall due and will not become unable to do so (en etat de cessation des paiements) by the mere fact of entering into the FCC Transaction Documents or performing any of their obligations under the FCC Transaction Documents to which they are a party;

(b) the French Sellers are not the subject of (i) any arrangement with their creditors or amicable settlement as regulated by Title I of Book VI of the French Code de Commerce (formerly law n(degree) 84-148 of 1st March 1984, as amended), (ii) insolvency proceedings as regulated by Title II of Book VI of the French Code de Commerce (formerly law n(degree) 85-98 of 25 January 1985, as amended) nor
           (iii) analogous proceedings under French law or under the laws of any relevant jurisdiction;

(c) no receiver, administrative receiver, mandataire ad hoc or similar officer has been appointed to manage all or part of the French Sellers' assets;

(d) no step or decision has been taken for the partial or total winding up of the French Sellers, their dissolution or liquidation or for the partial or total sale of their business;

(e) having made all appropriate investigations, no event has occurred or may occur which (i) might lead to any of the situations mentioned in paragraphs (a), (b), (c) or (d) above or (ii) would justify the initiation of an alert proceeding (procedure d'alerte); and

(f) none of the FCC Transaction Documents to which the French Sellers are a party nor the performance of any of their obligations under the FCC Transaction Documents to which the French Sellers are a party will be an "unusual transaction" at an undervalue (contrat commutatif desequilibre) within the meaning of article L. 621-107 2(degree)of the French Code de commerce.

B- With respect to the English Sellers
--------------------------------------

I, the undersigned, acting as the Chief Financial Officer of each of the English Sellers, having, inter alia:

           (i) duly considered the provisions of Sections 123 and 238 to 245 and Section 423 of the Insolvency Act 1986 (the Act);

           (ii) examined the English Sellers' books, records and accounts (including management accounts);

           (iii) considered the provisions of the FCC Transaction Documents to which the English Sellers are a party; and

           (iv) made all due enquiries and considered all matters which we considered relevant to the English Sellers' business and financial position,

have determined and hereby certify without personal liability on behalf of the English Sellers, that:

1. the English Sellers are not unable to pay their debts within the meaning of Section 123 of the Act (but, for this purpose, without reference to the words "it is proved to the satisfaction of the court that" in section 123(1)(e) and s123(2)) and to the best of my knowledge and belief would not become unable to do so in consequence of entering into the FCC Transaction Documents or performing any of their obligations under the FCC Transaction Documents to which they are a party;

2. no corporate action has been taken or is pending, no other procedures or steps have been taken in relation to, and no legal proceedings have been commenced or are threatened or are pending with a view to:

           (a) the suspension of payments, a moratorium of any indebtedness, winding up, liquidation, dissolution, administration (whether out of court or otherwise) or reorganisation (by way of voluntary arrangement, scheme of arrangement or otherwise) of the English Sellers;

           (b) the entry into any composition, assignment or arrangement with any creditor of the English Sellers;

           (c) the appointment of a liquidator, trustee in bankruptcy, judicial custodian, compulsory manager, receiver, administrative receiver, administrator, nominee or similar officer (in each case, whether out of court or otherwise) in respect of the English Sellers or any of their property, undertaking or assets;

           (d) a meeting of the English Sellers, their directors or their members being convened for the purpose of considering any resolution for, or to petition for, or to apply for, or to file documents with a court for, their winding-up, administration (whether out of court or any registrar or otherwise) or dissolution or any such resolution is passed;

           (e) any person presenting a petition or an application for the English Sellers' winding-up, administration (whether out of court or otherwise) or dissolution;

           (f) the English Sellers' directors or other officers requesting the appointment of or giving notice of their intention to appoint or take any step with a view to appointing a liquidator, trustee in bankruptcy, judicial custodian, compulsory manager, receiver, administrative receiver, administrator (whether out of court or otherwise) or similar officer; or

           (g) any analogous or equivalent procedure or step being taken in any jurisdiction.

3. the transactions as envisaged by the FCC Transaction Documents and the execution of the FCC Transaction Documents to which the English Sellers are expressed to be a party (including all obligations to be assumed by the English Sellers in connection therewith), are being carried out by the English Sellers in good faith and for the purposes of carrying on their business, and in the opinion of the English Sellers' board of directors, there are reasonable grounds for believing that the sale of such receivables and the execution of such FCC Transaction Documents will benefit the English Sellers;

4. the value of the assets of the English Sellers are now, and will remain immediately after the completion of the FCC Transaction Documents to which they are a party, greater than their liabilities, taking into account their prospective and contingent liabilities for the purposes of Section 123 of the Act (and for all other purposes) and there is no reason for believing that this state of affairs will not continue; and

5. no execution, distress or diligence is being levied against the whole or any part of the English Sellers' property, undertaking or assets nor are any analogous proceedings being commenced against the English Sellers under the laws of any jurisdiction.

We give this solvency certificate on behalf of the English Sellers.



Executed in [o], on [o], in [o] originals.




-------------------------------------------------

Name:
Title: Chief Financial Officer, Directeur
General Delegue and Directeur General

                                   APPENDIX 1
                                COMMON SCHEDULES

                                   SCHEDULE 25
                      FORM OF INDIVIDUAL RETRANSFER REQUEST


                  [relevant Administrative Agent's letterhead]



FRANCE TITRISATION
(as Management Company)
[o]
[o]
France
Attention:        [o]
Facsimile:        [o]

copy to:

BNP PARIBAS
(as Custodian)
[o]
[o]
France
Attention:        [o]
Facsimile:        [o]

                                      In [to be completed], on [to be completed]

Dear Sirs,

Re: FCC CROWN RECEIVABLES EUROPE -- Individual Retransfer Request No. [o]

We refer to the Master Receivables Transfer and Servicing Agreement (hereinafter the Agreement) dated 21 June 2005 entered into between, inter alia, the Management Company, the Custodian, [to be completed] as Seller and [Crown Emballage France SAS - Crown Packaging UK PLC] as Administrative Agent.

Unless otherwise defined herein, capitalised terms in this letter shall have the meanings ascribed to them in the Agreement.

We request you to transfer back to [name of the Seller], in accordance with Clause 7 of the Agreement, the Defaulted Receivables with the following financial characteristics:


Retransfer price:                                                    [o]

Number:                                                              [o]

Retransfer date:                                                     [o]

We understand and acknowledge that you shall be free to accept or reject, in whole or in part, this Individual Retransfer Request.

The Defaulted Receivables are designated and identified in the attached Computer File.

Yours faithfully,




-------------------------------------------------
[o],
as Administrative Agent (acting in the name and on behalf of each [French - English] Seller pursuant to Clause [21 - 22] of the Agreement)

Title:
Name:

                                   APPENDIX 1
                                COMMON SCHEDULES

                                   SCHEDULE 26
                              FORM OF COMPUTER FILE




Computer Files must be text files. They will provide a detailed picture of the portfolio to the FCC.

The Transfer File corresponds to the "F" file as described thereafter

1 - FILE TYPE

On every Information Date, each originator sends the following information gathered under several files.

------------------------------------------------------------------------------- --------- -----------------
                                File contents                                     File    Mandatory/Optional
                                                                                  type
------------------------------------------------------------------------------- --------- -----------------
Stock of outstanding Transferred Receivables and dilutions                         S      Mandatory
------------------------------------------------------------------------------- --------- -----------------
In-flow of new Transferred Receivables                                             F      Mandatory
------------------------------------------------------------------------------- --------- -----------------
In-flow of New Dilutions                                                           A      Mandatory
                                                                                --------- -----------------
Out-flow of Receivables (repurchased or Affected Receivables)                      R      Mandatory
------------------------------------------------------------------------------- --------- -----------------
List of Debtors and related details                                                D      Mandatory
------------------------------------------------------------------------------- --------- -----------------
Out-flow of cash settlements or receivables set-off by dilutions                   P      Optional
------------------------------------------------------------------------------- --------- -----------------
Insurance details                                                                  B      Optional
------------------------------------------------------------------------------- --------- -----------------
Insurance policy                                                                   I      Mandatory
------------------------------------------------------------------------------- --------- -----------------

In the "S" files, each Transferred Receivable, still outstanding (even those with returned payments) and not affected (cancellation of the transfer once it is recognised that the Receivable was not eligible on the Transfer Date) should correspond to one record.

As far as dilutions are concerned, if a single Receivable is transferred and outstanding, then all dilutions on this very debtor should appear in the "S" file. It should be outstanding until it clears out a Receivable but only at the same time a payment clears out the balance or when a cancellation occurs.

The "F" files corresponds to a legal requirement to attach a detailed description of the Receivables sold to the Transfer Document for it to be effective.

The "D" file will be checked and used by the Back Up Servicer should a notification be served.

Drafts are also included in these files as when a draft is received, the Receivables that it will pay are cleared out and disappear from the stock files, however cash might be received several days after.

As far as cheques are concerned the cash is received the same day as the Receivable is cleared out.

When a Debtor pays only part of its invoice, a new charge back is issued for the difference. It will be cleared out either with a credit note or by a payment from the Debtor if these amounts appear not to be justified.

2 - FILE NAME

Each file should be named according to the following format: [Originator]_[File Type]_[Date]_[Time].txt

- Originator being the Originator BNPP id as set out in the following table:
       ----------------------------------------------------- -------------------
       Crown Emballage France S.A.S.                         1000000004
       ----------------------------------------------------- -------------------
       Crown Bevcan France S.A.S.                            1000000005
       ----------------------------------------------------- -------------------
       Crown Packaging UK Plc                                1000000006
       ----------------------------------------------------- -------------------
       Crown Aerosols UK Ltd                                 1000000007
       ----------------------------------------------------- -------------------
       Crown Speciality Packaging Plc                        1000000008
       ----------------------------------------------------- -------------------
       Crown France                                          1000000009
       ----------------------------------------------------- -------------------
       Crown UK                                              1000000010
       ----------------------------------------------------- -------------------
- File Type being defined above,
- Date being the  Information  Date in the format  "YYYYMMDD",
- Time being the timestamp of the file in the format "HHMMSSS".


For example, a new originator called "SMITH France" identified at BNPP' as 0123456789 will send on the Information Date 10 of July 2004 the following files:

(0123456789_S_20040710_1123568.txt)
(0123456789_F_20040710_1123568.txt)
(0123456789_R_20040710_1123568.txt)
(0123456789_T_20040710_1123568.txt)
(0123456789_D_20040710_1123568.txt)


3 - FILE FORMAT

Data formatting
---------------

Within a file:

-   All similar records should have exactly the same format and the same length;
- Header and Footer should have the same length as standard record (hence the filler);
-   Data to have a fixed length;
-   No separators;
-   Text to be aligned left and completed with blanks ("EXAMPLE ");

-   Amount to be aligned right on 20 digits;
- Amount to be stated in cents for Euro and in pennies for Sterling in order to avoid confusion;
-   Currency is the ISO code (EUR, GBP);
-   Date to be given as "YYYYMMDD";
-   Time being the timestamp of the file in the format "HHMMSSS".


Header/Footer
-------------


>>       Header


----------------------------------------------------------------------------------------------------------------
  Sequence                         Data                              Format                  Length
----------------------------------------------------------------------------------------------------------------
     1       Header identification = "H"                              Char                      1
----------------------------------------------------------------------------------------------------------------
     2       Originator ID within BNP Paribas referential           Varchar                    10
----------------------------------------------------------------------------------------------------------------
     3       File creation date (date + time)                      Date &Time                  15
----------------------------------------------------------------------------------------------------------------
     4       Cut-Off Date                                             Date                      8
----------------------------------------------------------------------------------------------------------------
     5       Transfer Date                                            Date                      8
----------------------------------------------------------------------------------------------------------------
             Filler (size according to standard record length
             in the file)
----------------------------------------------------------------------------------------------------------------


>>       Footer



----------------------------------------------------------------------------------------------------------------
  Sequence                         Data                              Format                  Length
----------------------------------------------------------------------------------------------------------------
     1       Footer identification = "T"                              Char                      1
----------------------------------------------------------------------------------------------------------------
     2       Originator ID within BNP Paribas referential           Varchar                    10
----------------------------------------------------------------------------------------------------------------
     3       Number of details records                                Int                       8
----------------------------------------------------------------------------------------------------------------
     4       Due Amount Total (for stock & flow files)              Decimal                    20
----------------------------------------------------------------------------------------------------------------
             Filler (size according to according to standard
             record length in the file)
----------------------------------------------------------------------------------------------------------------


3 - FILE CONTENTS

Some of the data value are pre-defined and must be chosen among the following values. In this document when a specific information should be chosen within the lists of this paragraph, it is underlined.


>>       File type
         ---------

    ---------------------------------------------------------------------------------- ---------
    Stock of outstanding transferred receivables, drafts and dilutions                    S
    ---------------------------------------------------------------------------------- ---------
    In-flow of new transferred receivables                                                F
    ---------------------------------------------------------------------------------- ---------
    In-flow of new dilutions, drafts                                                      A
    ---------------------------------------------------------------------------------- ---------
    Out-flow of receivables (repurchased or affected receivables)                         R
    ---------------------------------------------------------------------------------- ---------
    List of Debtors and related details                                                   D
    ---------------------------------------------------------------------------------- ---------
    Out-flow of cash settlements or receivables set-off by dilutions                      P
    ---------------------------------------------------------------------------------- ---------
    Insurance details                                                                     B
    ---------------------------------------------------------------------------------- ---------
    Insurance policy                                                                      I
    ---------------------------------------------------------------------------------- ---------


>>       Record type
         -----------

     --------------------------------------------------------------------------------- --------
     Receivables (invoices)                                                              R
     --------------------------------------------------------------------------------- --------
     Dilutions                                                                           U
     --------------------------------------------------------------------------------- --------
     Drafts                                                                              D
     --------------------------------------------------------------------------------- --------
     Charges back                                                                        C
     --------------------------------------------------------------------------------- --------


>>       Anticipated Dilution type
         -------------------------

    -------------------------------------------------------------------------------------------
    Credit Notes                                                                       CN
    -------------------------------------------------------------------------------------------
    Returnable Packaging                                                               RP
    -------------------------------------------------------------------------------------------
    Cancellation corrected the same day                                                CA
    -------------------------------------------------------------------------------------------
    Rebates                                                                            RB
    -------------------------------------------------------------------------------------------
    Returns                                                                            RE
    -------------------------------------------------------------------------------------------


>>       Eligibility status code
         -----------------------

     --------------------------------------------------------------------------------- --------
     Eligible Receivable                                                               ELI
     --------------------------------------------------------------------------------- --------
     Insolvent Debtor                                                                  INS
     --------------------------------------------------------------------------------- --------
     Disputed Receivable                                                               DIS
     --------------------------------------------------------------------------------- --------
     Returned Receivable                                                               DPO
     --------------------------------------------------------------------------------- --------


>>       Payment mode
         ------------

     --------------------------------------------------------------------------------- -------------
     Cash                                                                              CSH
     --------------------------------------------------------------------------------- -------------
     Direct debit                                                                      DDT
     --------------------------------------------------------------------------------- -------------
     Electronic transfer                                                               ETF
     --------------------------------------------------------------------------------- -------------
     Magnetic tapes or computerised bill of exchange (LCR)                             CBE
     --------------------------------------------------------------------------------- -------------
     Paper based bill of exchange                                                      PBE
     --------------------------------------------------------------------------------- -------------
     Cheque                                                                            CHQ
     --------------------------------------------------------------------------------- -------------
     Other settlement                                                                  OTH
     --------------------------------------------------------------------------------- -------------


>>       Debtor nature
         -------------

     --------------------------------------------------------------------------------- --------
     Private                                                                           PRI
     --------------------------------------------------------------------------------- --------


>>       Payment nature
         --------------


                                    Page 131

     --------------------------------------------------------------------------------- --------
     Credit Note                                                                       A
     --------------------------------------------------------------------------------- --------
     Payment                                                                           P
     --------------------------------------------------------------------------------- --------
     Various Operation                                                                 O
     --------------------------------------------------------------------------------- --------


>>       Stock and flow files
         --------------------

The files "S", "F", "A" and "R" should have the same format.

All records will be formatted as follows :


-------------------------------------------------------------------------------------------------------------
  Sequence                         Data                           Format     Length   Mandatory/Optional/Conditional
-------------------------------------------------------------------------------------------------------------
     1       File Type                                             Char         1           Mandatory
-------------------------------------------------------------------------------------------------------------
     2       Originator ID within BNP Paribas referential        Varchar       10           Mandatory
-------------------------------------------------------------------------------------------------------------
     3       Debtor Group ID in originator's system              Varchar       25           Mandatory
-------------------------------------------------------------------------------------------------------------
     4       Debtor external ID (European VAT)                   Varchar       35           Mandatory
-------------------------------------------------------------------------------------------------------------
     5       Debtor internal ID (in originator's referential)    Varchar       25           Mandatory
-------------------------------------------------------------------------------------------------------------
     6       Record ID                                           Varchar       15           Mandatory
-------------------------------------------------------------------------------------------------------------
     7       Record type                                           Char         1           Mandatory
-------------------------------------------------------------------------------------------------------------
     8       Issue date                                            Date         8           Mandatory
-------------------------------------------------------------------------------------------------------------
     9       Maturity date                                         Date         8           Mandatory
-------------------------------------------------------------------------------------------------------------
     10      Nominal Amount                                      Decimal       20           Mandatory
-------------------------------------------------------------------------------------------------------------
     11      Due amount                                          Decimal       20           Mandatory
-------------------------------------------------------------------------------------------------------------
     12      Issue Currency (Iso Code)                             Char         3           Mandatory
-------------------------------------------------------------------------------------------------------------
     13      Service Invoicing Start Date                          Date         8             Blank
-------------------------------------------------------------------------------------------------------------
     14      Service Invoicing End Date                            Date         8             Blank
-------------------------------------------------------------------------------------------------------------
     15      Nominal Amount in the originator reporting          Decimal       20          Conditional
             currency
-------------------------------------------------------------------------------------------------------------
     16      Due amount in originator reporting currency         Decimal       20          Conditional
-------------------------------------------------------------------------------------------------------------
     17      Originator reporting currency (Iso Code)              Char         3          Conditional
-------------------------------------------------------------------------------------------------------------
     18      Receivable Contract Id                              Varchar       25            Optional
-------------------------------------------------------------------------------------------------------------
     19      Financing eligibility status at transfer            Varchar        3             `ELI'
-------------------------------------------------------------------------------------------------------------
     20      Current financing eligibility status                Varchar        3            Optional
-------------------------------------------------------------------------------------------------------------
     21      Payment mode                                          Char         3           Mandatory
-------------------------------------------------------------------------------------------------------------
     22      Dilution type (*)                                   Varchar        2          Conditional
-------------------------------------------------------------------------------------------------------------
(*) Filled if the record type = Dilution.

The first 21 fields have to be populated (even with agreed values for `blank' fields).

Here filed 13 and 14 will be constituted of 8 blanks.

Field 10 and 11 have to always be positive numbers (even for dilutions).

Field 15 and 16 are to be left blank.

Field 17 will be set at EUR for French originators and GBP for English ones.

If Crown is able to provide an internal reference for the contracts with the Debtors, it should appear here.

Field 19 will always be set at ELI: only Eligible Receivables are transferred.

Field 20 will be updated only when a specific event has occurred, otherwise it will be set at ELI.

Field 21 refers for Receivables to the usual mode of payment used by a given debtor.



>>       Payments files (dilution or payment)
         ------------------------------------

------------------------------------------------------------------------------------------------------------
   Ordre                          Donnee                          Format      Longueur      Obligatoire/
                                                                                             Facultatif
------------------------------------------------------------------------------------------------------------
1            File Type (P)                                     Char         1            Mandadory
------------------------------------------------------------------------------------------------------------
2            Originator ID within BNP Paribas referential      Varchar      10           Mandadory
------------------------------------------------------------------------------------------------------------
3            Debtor Group ID in originator's system            Varchar      25           Mandadory
------------------------------------------------------------------------------------------------------------
4            Debtor external ID (European VAT/SIREN)           Varchar      35           Mandadory
------------------------------------------------------------------------------------------------------------
5            Debtor internal ID (in originator's referential)  Varchar      25           Mandadory
------------------------------------------------------------------------------------------------------------
6            Payment Nature                                    Varchar      1            Mandadory
------------------------------------------------------------------------------------------------------------
7            Payment code                                      Char         15           Mandadory
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
9            Payment date                                      Date         8            Mandadory
------------------------------------------------------------------------------------------------------------
10           Payment currency (ISO code)                       Char         3            Mandadory
------------------------------------------------------------------------------------------------------------
11           Payment amount in currency                        Decimal      20           Mandadory
------------------------------------------------------------------------------------------------------------
12           Payment mode (*)                                  Varchar      3            Conditional
------------------------------------------------------------------------------------------------------------
(*) To fill in when Payment Nature = P


>>       Debtors
         -------

Debtors file must be provided, if updated, for each Cut-Off Period.

All originators of a transaction must have the same Debtor Group Id to allow concentration calculations across originators or a cross-reference table should be managed.


>>       File format
         -----------

---------------------------------------------------------------------------------------------------------------
  Sequence                          Data                            Format     Length    Mandatory/Optional
---------------------------------------------------------------------------------------------------------------
1            File Type = "D"                                    Char           1       Mandatory
---------------------------------------------------------------------------------------------------------------
2            Originator ID within BNP Paribas referential       Int            10      Mandatory
---------------------------------------------------------------------------------------------------------------
3            Debtor's Group ID                                  Varchar        25      Mandatory
---------------------------------------------------------------------------------------------------------------
4            Debtor's external ID (VAT)                         Varchar        35      Mandatory
---------------------------------------------------------------------------------------------------------------
5            Debtor's ID in originator's referential            Varchar        25      Mandatory
---------------------------------------------------------------------------------------------------------------
6            Debtor's name                                      Char           32      Mandatory
---------------------------------------------------------------------------------------------------------------
7            Debtor's main contact name regarding recovery.     Char           32      Mandatory
---------------------------------------------------------------------------------------------------------------
8            Debtor's address (Street name, street number,...)  Varchar        32      Mandatory
---------------------------------------------------------------------------------------------------------------
9            Supplementary Debtor's address                     Varchar        32      Mandatory
---------------------------------------------------------------------------------------------------------------
10           Debtor's department                                Varchar        32      Optional
---------------------------------------------------------------------------------------------------------------
11           Postcode                                           Varchar        8       Mandatory
---------------------------------------------------------------------------------------------------------------
12           City                                               Char           32      Mandatory
---------------------------------------------------------------------------------------------------------------
13           Country code (Iso Code)                            Char           2       Mandatory
---------------------------------------------------------------------------------------------------------------
14           Contact telephone                                  Varchar        20      Optional
---------------------------------------------------------------------------------------------------------------
15           Contact fax                                        Varchar        20      Optional
---------------------------------------------------------------------------------------------------------------
16           Contact Email                                      Varchar        50      Optional
---------------------------------------------------------------------------------------------------------------
17           Debtor nature                                      Char           3       Mandatory
---------------------------------------------------------------------------------------------------------------
18           Original internal risk rating of a debtor          Varchar        4       Blank
---------------------------------------------------------------------------------------------------------------
19           Current internal risk rating of a debtor           Varchar        4       Blank
---------------------------------------------------------------------------------------------------------------
20           Entity Nature                                      Char           3       Blank
---------------------------------------------------------------------------------------------------------------

First 20 fields have to be populated (or left blank for fields 18-19 and 20).

                                   APPENDIX 1
                                COMMON SCHEDULES

                                   SCHEDULE 27
     FORM OF SOLVENCY CERTIFICATE IN RESPECT OF THE SELLERS AT CLOSING DATE



                         [on letterhead of the Sellers]



FRANCE TITRISATION
(as Management Company of the FCC CROWN RECEIVABLES EUROPE)
Immeuble Tolbiac
75450 Paris Cedex 09
France
Attention:        Monsieur Michel Duhourcau, Secretaire General
ACI:              CTA01A1

                                                                   Paris, [Date]



Re: FCC CROWN RECEIVABLES EUROPE -- Solvency Certificate

This closing certificate is delivered as of the date hereof in relation to the "Master Receivables Transfer and Servicing Agreement" (the Agreement) entered into on the date hereof and the securitisation transaction of the Crown Group deriving therefrom (the Transaction).

Capitalised terms in this certificate shall, save otherwise defined in this certificate, have the meaning given to them in the Agreement.

A- With respect to the French Sellers
-------------------------------------

I, the undersigned, acting as Directeur General Delegue of the Parent Company and Directeur General of each of the French Sellers, having, inter alia:

           (i) examined the French Sellers' books, records and accounts (including management accounts);

           (ii) considered the provisions of the FCC Transaction Documents to which the French Sellers are a party; and

           (iii) made all due enquiries and considered all matters which we consider relevant to the French Sellers' business and financial position, hereby certify and without personal liability make the following confirmations with respect to the French Sellers:

(a) as at the date hereof, the French Sellers are not insolvent or unable to pay their debts as they fall due and will not become unable to do so (en etat de cessation des paiements) by the mere fact of entering into the FCC Transaction Documents or performing any of their obligations under the FCC Transaction Documents to which they are a party;

(b) the French Sellers are not the subject of (i) any arrangement with their creditors or amicable settlement as regulated by Title I of Book VI of the French Code de Commerce (formerly law n(degree) 84-148 of 1st March 1984, as amended), (ii) insolvency proceedings as regulated by Title II of Book VI of the French Code de Commerce (formerly law n(degree) 85-98 of 25 January 1985, as amended) nor
           (iii) analogous proceedings under French law or under the laws of any relevant jurisdiction;

(c) no receiver, administrative receiver, mandataire ad hoc or similar officer has been appointed to manage all or part of the French Sellers' assets;

(d) no step or decision has been taken for the partial or total winding up of the French Sellers, their dissolution or liquidation or for the partial or total sale of their business;

(e) having made all appropriate investigations, no event has occurred or may occur which (i) might lead to any of the situations mentioned in paragraphs (a), (b), (c) or (d) above or (ii) would justify the initiation of an alert proceeding (procedure d'alerte); and

(f) none of the FCC Transaction Documents to which the French Sellers are a party nor the performance of any of their obligations under the FCC Transaction Documents to which the French Sellers are a party will be an "unusual transaction" at an undervalue (contrat commutatif desequilibre) within the meaning of article L. 621-107 2(degree)of the French Code de commerce.

B- With respect to the English Sellers
--------------------------------------

I, the undersigned, acting as the Chief Financial Officer of each of the English Sellers, having, inter alia:

           (i) duly considered the provisions of Sections 123 and 238 to 245 and Section 423 of the Insolvency Act 1986 (the Act);

           (ii) examined the English Sellers' books, records and accounts (including management accounts);

           (iii) considered the provisions of the FCC Transaction Documents to which the English Sellers are a party; and

           (iv) made all due enquiries and considered all matters which we considered relevant to the English Sellers' business and financial position,

have determined and hereby certify without personal liability on behalf of the English Sellers, that:

1. the English Sellers are not unable to pay their debts within the meaning of Section 123 of the Act (but, for this purpose, without reference to the words "it is proved to the satisfaction of the court that" in section 123(1)(e) and s123(2)) and to the best of my knowledge and belief would not become unable to do so in consequence of entering into the FCC Transaction Documents or performing any of their obligations under the FCC Transaction Documents to which they are a party;

2. no corporate action has been taken or is pending, no other procedures or steps have been taken in relation to, and no legal proceedings have been commenced or are threatened or are pending with a view to:

           (a) the suspension of payments, a moratorium of any indebtedness, winding up, liquidation, dissolution, administration (whether out of court or otherwise) or reorganisation (by way of voluntary arrangement, scheme of arrangement or otherwise) of the English Sellers;

           (b) the entry into any composition, assignment or arrangement with any creditor of the English Sellers;

           (c) the appointment of a liquidator, trustee in bankruptcy, judicial custodian, compulsory manager, receiver, administrative receiver, administrator, nominee or similar officer (in each case, whether out of court or otherwise) in respect of the English Sellers or any of their property, undertaking or assets;

           (d) a meeting of the English Sellers, their directors or their members being convened for the purpose of considering any resolution for, or to petition for, or to apply for, or to file documents with a court for, their winding-up, administration (whether out of court or any registrar or otherwise) or dissolution or any such resolution is passed;

           (e) any person presenting a petition or an application for the English Sellers' winding-up, administration (whether out of court or otherwise) or dissolution;

           (f) the English Sellers' directors or other officers requesting the appointment of or giving notice of their intention to appoint or take any step with a view to appointing a liquidator, trustee in bankruptcy, judicial custodian, compulsory manager, receiver, administrative receiver, administrator (whether out of court or otherwise) or similar officer; or

           (g) any analogous or equivalent procedure or step being taken in any jurisdiction.

3. none of the transactions or arrangements contemplated by the FCC Transaction Documents to which they are a party will be a transaction at an undervalue within the meaning of Section 238 of the Act since the value in money or money's worth of the consideration to be provided by the English Sellers pursuant to their entry into or the performance of the FCC Transaction Documents to which they are a party will not be significantly less than the value in money or money's worth of the consideration to be received by the English Sellers;

4. the transactions as envisaged by the FCC Transaction Documents and the execution of the FCC Transaction Documents to which the English Sellers are expressed to be a party (including all obligations to be assumed by the English Sellers in connection therewith), are being carried out by the English Sellers in good faith and for the purposes of carrying on their business, and in the opinion of the English Sellers' board of directors, there are reasonable grounds for believing that the sale of such receivables and the execution of such FCC Transaction Documents will benefit the English Sellers;

5. in entering into the transactions as envisaged by the FCC Transaction Documents, the English Sellers are not influenced by a desire to give a preference to any person as contemplated by Section 239 of the Act nor is it the English Sellers' intention or the purpose of the English Sellers' actions to put any of its property, undertaking or assets beyond the reach of any person who is making, or may at some time make, a claim against them or of otherwise prejudicing the interests of such a person in relation to the claim which he is making or may make;

6. the value of the assets of the English Sellers are now, and will remain immediately after the completion of the FCC Transaction Documents to which they are a party, greater than their liabilities, taking into account their prospective and contingent liabilities for the purposes of Section 123 of the Act (and for all other purposes) and there is no reason for believing that this state of affairs will not continue; and

7. no execution, distress or diligence is being levied against the whole or any part of the English Sellers' property, undertaking or assets nor are any analogous proceedings being commenced against the English Sellers under the laws of any jurisdiction.

-------------------------------------------------

Name: Howard Lomax
Title: Chief Financial Officer, Directeur
General Delegue and Directeur General

                                   APPENDIX 2
                          SCHEDULES SPECIFIC TO FRANCE

                                   SCHEDULE 1
                     ELIGIBILITY CRITERIA SPECIFIC TO FRANCE

Each Receivable offered for sale and transferred to the FCC by the Sellers incorporated in France on a given Transfer Date, shall, on the corresponding Information Date and such Transfer Date, satisfy the Eligibility Criteria, namely all the criteria listed in Schedule 2 of Appendix 1 and all the criteria listed below:

1.   The  Receivable  is  payable  in  Euro  in   Metropolitan   France  (France
     Metropolitaine).

2. The Receivable is not subject to sub-contracting pursuant to Law n(degree) 75-1334 of 31 December 1975.

3. The Receivable is fully and directly payable to the Seller, in its own name and for its own account.

                                   APPENDIX 2
                          SCHEDULES SPECIFIC TO FRANCE

                                   SCHEDULE 2
                     CONDITIONS PRECEDENT SPECIFIC TO FRANCE

In addition to Schedule 6 of Appendix 1, the Sellers incorporated in France shall further comply with the following specific condition precedent:

1. On the Closing Date, the Management Company shall have received, in a form and substance satisfactory to the Management Company, a Solvency Certificate issued by the Directeur General Delegue of the Parent Company and the Directeur General of each of the French Sellers in the form set out in Schedule 27 of Appendix 1.

2. On or prior to each Principal Transfer Date, the Management Company shall have received, in a form and substance satisfactory to the Management Company, a Solvency Certificate issued by the Directeur General Delegue of the Parent Company and the Directeur General of each of the French Sellers in the form set out in Schedule 24 of Appendix 1.

                                   APPENDIX 2
                          SCHEDULES SPECIFIC TO FRANCE

                                   SCHEDULE 3
   REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS SPECIFIC TO THE FRENCH SELLERS

In addition to Schedule 8 of Appendix 1, the Sellers incorporated in France shall further undertake to the Management Company and the Custodian that, on an half-yearly basis, but in any event within 90 days after 31 December and 30 June of each year, the Management Company shall have received, in a form and substance satisfactory to the Management Company, an Auditor's Certificate in respect of the French Sellers in the form set out in Schedule 6 of this Appendix 2.

                                   APPENDIX 2
                          SCHEDULES SPECIFIC TO FRANCE

                                   SCHEDULE 4
  REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS SPECIFIC TO THE FRENCH SERVICERS

In addition to Schedule 9 of Appendix 1, the Servicers incorporated in France shall further undertake to the Management Company and the Custodian that, for all payments related to the Bonduelle Group of Debtors, as soon as on a given month they are not paid through VCom within 60 days from their issuance, the relevant French Servicer undertakes to inform the Management Company with a copy to the Custodian and to amend the relevant Due Dates in its IT Systems.

                                   APPENDIX 2
                          SCHEDULES SPECIFIC TO FRANCE

                                   SCHEDULE 5
          REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS SPECIFIC TO THE
                          FRENCH ADMINISTRATIVE AGENT

                                      none

                                   APPENDIX 2
                          SCHEDULES SPECIFIC TO FRANCE

                                   SCHEDULE 6
                          FORM OF AUDITOR'S CERTIFICATE




    [sur papier a en-tete des commissaires aux comptes des Cedants Francais]




FRANCE TITRISATION
(en qualite de societe de gestion du FCC CROWN RECEIVABLES EUROPE)
[o]
[o]
France
Attention:        [o]
Facsimile:        [o]




                     ATTESTATION DU COMMISSAIRE AUX COMPTES
                     --------------------------------------





Monsieur,

La presente attestation a ete etablie, a votre demande, dans le contexte du programme de titrisation des creances commerciales qui resultent de l'activite de prestation de services et de fourniture de biens dans le domaine de l'emballage alimentaire des filiales europeennes de Crown European Holdings (ci-apres l'Operation) et plus precisement du contrat de cession des creances (Master Receivables Transfer and Servicing Agreement) conclu le 21 juin 2005 (ci-apres le ( Contrat )) notamment entre [Crown Emballage France SAS - Crown Bevcan SAS] (ci-apres la ( Societe )), France Titrisation en qualite de Societe de Gestion et BNP Paribas en qualite de Depositaire (ci-apres le ( FCC )).

En tant que commissaire aux comptes de la Societe, nous vous confirmons les elements suivants :

1. Dans le cadre des derniers comptes de la Societe sur lesquels nous avons exprime une opinion (les comptes [annuels] au 31/12/XX) nous avons eu a apprecier le bien fonde de l'utilisation pour la preparation des comptes par la direction de la convention de base de continuite de l'exploitation conformement a la norme 2-435 de la Compagnie Nationale des Commissaires aux Comptes.

2. Nous avons obtenu, conformement a la loi francaise, la situation de l'actif realisable et du passif exigible de la Societe au [30/06/XX] - [31/12/XX] et avons mene des entretiens aupres de certains responsables de la Societe concernant le processus et les principes adoptes pour etablir la situation de l'actif realisable et du passif exigible conformement a la norme 5-101 de la CNC.

3. Pour les besoins de la presente, nous avons realise les diligences suivantes (a remplir/adapter selon les cas) :

         (a)      Nous avons eu des entretiens avec la direction de la Societe;

         (b)      Nous   avons   revu   les    proces-verbaux    des    conseils
                  d'administration    de   la   Societe    jusqu'au   [date   de
                  l'attestation];

         (c) Nous avons obtenu une lettre d'affirmation du President du Conseil d'Administration de la Societe ;

         (Entre la date de notre dernier rapport et la date de l'attestation :)
          ---------------------------------------------------------------------

         (d) Nous avons obtenu les comptes intermediaires de la Societe au [30/06/XX] - [31/12/XX] etablis par la Direction de la Societe et revu leur coherence vis-a-vis de notre connaissance de la Societe au moyen de discussion avec la direction de la Societe. Ces comptes/comptes consolides n'ont donc fait l'objet ni d'un audit ni d'un examen limite ;

         (e) En ce qui concerne la periode du [30/06/XX] - [31/12/XX] au [JJ/MM/AA : date de l'attestation], il ne nous a pas ete demande par la direction d'effectuer un audit ou une revue des etats financiers a la date du [JJ/MM/AA] ou pour une periode posterieure.

         Par consequent, nous n'avons :

         - realise aucun audit des etats financiers de la Societe (ou de ses comptes consolides) pour toute periode posterieure au
                  31/12/XX (sur lesquels nous avions emis un rapport le [JJ/MM/AA]) ; et

         - realise aucun examen limite des etats financiers consolides de la Societe pour toute periode posterieure au 30/06/XX+1 (sur lesquels nous avions emis un rapport le [JJ/MM/AA]).

         (f) [Autre a preciser].

4. Il est bien entendu que nous n'emettons pas d'avis sur des questions d'interpretation legale ou du caractere suffisant, pour les besoins du FCC represente par France Titrisation agissant en qualite de Societe de Gestion et par BNP Paribas agissant en qualite de Depositaire, des diligences decrites au paragraphe precedent.

5. A la date de la presente et compte tenu des diligences precitees, nous n'avons pas connaissance de faits de nature a nous interroger sur la continuite de l'exploitation et donc a declencher la procedure d'alerte prevue par l'article L. 234-1/L. 234-2 du Code de commerce (ancien article 230-1 de la loi du 24 juillet 1966).

6.   La  presente   attestation  ne  couvre  pas  les  faits  et   circonstances
     susceptibles de survenir posterieurement au [date de l'attestation].

7. Les diligences citees aux paragraphes 2 et 3 ci-dessus ne constituent pas un audit realise conformement aux normes d'audit generalement admises en France. Si nous avions realise des diligences supplementaires, nous aurions pu avoir connaissance d'autres questions et nous vous en aurions fait part. Cependant, de telles diligences pourraient ne pas necessairement reveler tous les aspects significatifs.

8. Nous avons etabli la presente attestation a l'attention du President de la Societe dans le seul contexte du contrat decrit precedemment et pour la seule information du Conseil d'Administration de la Societe. Elle ne peut etre communiquee a un tiers sans notre accord prealable etant precise que, conformement aux dispositions du ss. 33 de la Norme n(degree) 4-105 de la CNCC, elle peut etre communiquee par vous au FCC represente par France Titrisation agissant en qualite de Societe de Gestion et par BNP Paribas agissant en qualite de Depositaire dans le cadre de leur enquete sur les affaires de la Societe pour information. Elle ne peut etre utilisee, diffusee ou citee en reference au sein ou a l'exterieur des entites precitees pour aucun autre objectif, il peut seulement y etre fait reference dans les contrats conclus dans le cadre de l'Operation ou dans un document s'y rapportant directement.

9. Les diligences evoquees ci-dessus s'inscrivent dans le contexte de la mission de commissariat aux comptes. De plus, elles ne sont pas destinees a remplacer les enquetes et diligences que le FCC represente par France Titrisation agissant en qualite de Societe de Gestion et par BNP Paribas agissant en qualite de Depositaire pourrait par ailleurs mettre en oeuvre dans le cadre du Contrat. En tant que Commissaire aux Comptes de la Societe, nous sommes responsables a l'egard de la Societe et de ses actionnaires et nous n'acceptons pas d'extension de notre responsabilite au dela de ce qui est prevu par la loi francaise.

10. PricewaterhouseCoopers Audit decline toute responsabilite vis-a-vis de tout tiers y compris le FCC represente par France Titrisation agissant en qualite de Societe de Gestion et par BNP Paribas agissant en qualite de Depositaire (et tout autre cessionnaire et ( sous ) partie liee par ce Contrat) en relation avec le Contrat (y compris, sans limitation, pour actes de negligence et pour non-respect de nos obligations) et ne pourra etre tenu responsable vis-a-vis de tiers de leurs pertes, dommages ou depenses de quelque nature que ce soit.

11. En aucun cas PricewaterhouseCoopers Audit ne pourra etre tenu responsable des consequences dommageables resultant d'un comportement dolosif ou d'une fraude commise par les administrateurs, employes ou agents de la Societe.

12. Cette attestation est regie par la loi francaise. Les tribunaux francais auront la juridiction exclusive concernant toute plainte, conflit ou differend vis-a-vis de notre lettre de mission ou toute lettre de confort s'y rapportant, y compris cette attestation, et toute question se rapportant a l'ensemble de ces documents. Chaque partie renonce irrevocablement a ses droits de s'opposer a une action portee aupres de ces tribunaux, de pretendre que l'action a ete intentee aupres d'un tribunal incompetent, ou que ces cours n'ont pas juridiction.



Paris, le [date du jour]


Le Commissaire aux Comptes
PricewaterhouseCoopers Audit

Nom de l'Associe

                                   APPENDIX 2
                          SCHEDULES SPECIFIC TO FRANCE

                                   SCHEDULE 7
                           FORM OF NOTICE OF TRANSFER




             [sur papier a en-tete de [la Societe de Gestion - du
                         Gestionnaire de Substitution]]





                                                Paris, le [.date.]


                                                [.denomination du Debiteur
                                                 Cede.]
                                                [.adresse.]
                                                [.adresse.]


Lettre recommandee avec accuse de reception
-------------------------------------------


Objet :       notification d'instructions de paiement.

Madame, Monsieur,

Nous vous informons que, en vertu d'une convention-cadre de cession et de gestion de creances en date du 21 juin 2005, la societe [odenomination du Cedanto] (societe [o] au capital de [o] ayant son siege social au [o], immatriculee au registre du commerce et des societes de [.] sous le numero [o]) (le Cedant), a cede au fonds commun de creances [o] (dont le Reglement a ete signe en date du 21 juin 2005, represente par la societe de gestion France Titrisation, une societe anonyme immatriculee au Registre du Commerce et des Societes de Paris sous le numero 353 053 531, dont le siege social est situe 41, Avenue de l'Opera, 75002 a Paris) (le Cessionnaire), conformement aux dispositions des articles L. 214-43 et suivants du Code monetaire et financier, les creances designees ci-dessous dont vous etes redevable envers le Cedant (les Creances Cedees). [En outre, en vertu d'une convention de substitution de recouvrement de creances en date du 21 juin 2005, le recouvrement des Creances Cedees a ete confie a GE Factofrance en application de l'article L. 214-46 du Code monetaire et financier.]



Designation des Creances Cedees :

----------------------------------------------------------------------------------------------------------------
                                            Liste des Creances Cedees
----------------------------------------------------------------------------------------------------------------

   Date     n(degree) de    Echeance       Mode de     Effet recu     Montant       Montant       Jours de
             facture                       reglement                               effet recu       retard
----------------------------------------------------------------------------------------------------------------
                           jour   mois
----------------------------------------------------------------------------------------------------------------


En consequence, nous vous demandons de n'effectuer aucun paiement au titre des Creances Cedees autrement qu'entre nos mains a compter de la reception par vous de la presente notification conformement aux indications mentionnees ci-dessous.


Tout reglement au titre des Creances Cedees par virement devra etre effectue sur
le  compte  bancaire  du  Cessionnaire   dont  les  coordonnees  sont  precisees
ci-dessous :

Compte bancaire du Cessionnaire :

o        Banque :              [.]
o        N(degree) de compte : [.]
o        Code banque :         [.]
o        Code guichet :        [.]
o        Cle RIB :             [.]

Tout reglement au titre des Creances Cedees par cheque devra etre libelle a l'ordre du Cessionnaire et les cheques devront etre adresses a [nom du gestionnaire des Creances Cedees - GE Factofrance].

Les billets a ordre, lettres de change et traites relatifs aux Creances Cedees devront etre souscrits ou emis a l'ordre du Cessionnaire.

Nous attirons votre attention sur le fait que seuls seront liberatoires les paiements effectues conformement aux indications ci-dessus. Vous vous exposeriez a payer deux fois la meme somme si votre paiement n'est pas effectue strictement comme indique ci-dessus. [Vous devrez, a compter de la reception de la presente notification, considerer GE Factofrance, dont les coordonnees figurent ci-dessous, comme votre seul interlocuteur habilite a traiter avec vous toute question relative au paiement des Creances Cedees.

GE FACTOFRANCE
Tour Facto
18, rue Hoche
92988 Paris La Defense Cedex
France

Telecopie :       01 46 35 69 00
Telephone :       01 46 35 70 98 / 01 46 35 68 33
E-mail :          [.]
Attention :       [.]

Nous vous prions egalement d'informer sans delai directement GE Factofrance de toute exception au paiement des Creances Cedees que vous pourriez opposer.]

Nous vous prions d'agreer, Madame, Monsieur, l'expression de nos salutations distinguees.

[France Titrisation - GE Factofrance],


...........................................
Nom :         [.]
Fonction :    [.]

                                   APPENDIX 3
                    SCHEDULES SPECIFIC TO THE UNITED-KINGDOM

                                   SCHEDULE 1
               ELIGIBILITY CRITERIA SPECIFIC TO THE UNITED-KINGDOM

Each Receivable offered for sale and transfer to the FCC by the Sellers incorporated in England and Wales, together with the related Contract, shall, on the corresponding Information Date and Transfer Date, satisfy the Eligibility Criteria, namely all the criteria listed in Schedule 2 of Appendix 1 and all the criteria listed below:

     1.   The Receivable is payable in Sterling in the United Kingdom.

     2. The Receivable is payable to the relevant Seller and collected by the English Administrative Agent, on behalf of such Seller.

                                   APPENDIX 3
                    SCHEDULES SPECIFIC TO THE UNITED-KINGDOM

                                   SCHEDULE 2
               CONDITIONS PRECEDENT SPECIFIC TO THE UNITED-KINGDOM

In addition to Schedule 6 of Appendix 1, the Sellers incorporated in England and Wales shall further comply with the specific conditions precedent listed below:

1. It shall have granted to the FCC a power of attorney in the form set out in the Annex to this Schedule 2 of Appendix 3, on or before the Closing Date.

2. On the Closing Date, the Management Company shall have received, in a form and substance satisfactory to the Management Company, a Solvency Certificate issued by the Chief Financial Officer of the Parent Company in respect of each of the English Sellers in the form set out in Schedule 27 of Appendix 1.

3. On or prior to each Principal Transfer Date, the Management Company shall have received, in a form and substance satisfactory to the Management Company, a Solvency Certificate issued by the Chief Financial Officer of the Parent Company in respect of the English Sellers in the form set out in Schedule 24 of Appendix 1.

                                      Annex
                                      -----

                            Form of Power of Attorney

                         [Letterhead of English Seller]

THIS POWER OF ATTORNEY is made as a deed on [date] by [insert name of English Seller] (registered number [o]) whose registered office is at [insert address] (the Principal) in favour of the FCC represented by the Management Company (the Attorney) whose registered office is at [o], France.

RECITALS

(A) The Principal may from time to time, pursuant to a master receivables transfer and servicing agreement between, among others, the Principal and the Attorney, dated 21 June 2005 (the Master Receivables Transfer and Servicing Agreement) make offers for the sale and transfer of certain Eligible Receivables entered into in the ordinary course of the Principal's business.

(B) Should an offer for the sale and transfer of the Receivables be accepted, the Principal shall transfer to the Attorney the benefit of certain Eligible Receivables and the ancillary rights relating thereto (the Ancillary Rights) derived from and including the benefit of the Contractual Documents in respect of such Eligible Receivables.

(C) The Principal has agreed to appoint the Attorney its attorney in the manner hereinafter appearing irrevocably and by way of security for the performance of such undertakings.

(D) Capitalised terms not otherwise defined herein shall have the meanings ascribed to them in the Master Receivables Transfer and Servicing Agreement.

NOW THIS DEED WITNESSES AS FOLLOWS:

APPOINTMENT

THAT the Principal HEREBY APPOINTS the Attorney to be its true and lawful attorney for it and in its name and on the Principal's behalf to do and/or perform any of the following acts, deeds and things or any of them as may be within the power of the Principal, subject always to the provisions of the Master Receivables Transfer and Servicing Agreement:

1. to demand, sue for and receive all moneys due or payable under or in respect of the Transferred Receivables or in respect of the Ancillary Rights;

2. upon payment of such moneys as are referred to in clause 1 above or of any part thereof to give good receipts and discharges for the same and to execute such receipts, releases, re-assignments, retrocessions, documents, instruments and deeds as may be requisite or advisable to give effect to the terms of the FCC Transaction Documents to which the Principal is a party;

3. from time to time to substitute and appoint severally one or more persons as attorney or attorneys (the Substitute Attorneys) for all or any of the purposes aforesaid;

4. to do every other act or thing and to execute all such deeds, documents and certificates which the Attorney may deem to be necessary, proper or expedient for all or any of the foregoing purposes; and

5. to perfect, protect or more fully evidence the title of the FCC in and to any or all of the Transferred Receivables, the Ancillary Rights and the related Contractual Documents and to exercise any rights, powers, remedies and discretions relating to any of the foregoing as envisaged in the above-mentioned Master Receivables
           Transfer and Servicing Agreement (including, but not limited to, notifying the related Debtors pursuant to clause 8 of the Master Receivables Transfer and Servicing Agreement);

AND the Principal hereby agrees at all times hereafter to ratify and confirm any act, matter or deed whatsoever the Attorney or any Substitute Attorney shall lawfully do or cause to be done pursuant to these presents to the extent that such act or acts and execution are within the power of the Principal and within the contemplation of this Power of Attorney;

AND the Principal hereby agrees to indemnify the Attorney or any Substitute Attorney against any loss, claim, liability or expense imposed upon the said Attorney or any Substitute Attorney as a result of any action taken by the said Attorney or any Substitute Attorney pursuant to these presents save where such loss, claim, liability or expense arises as a result (in whole or in part) of the bad faith, negligence or wilful default of the said Attorney or Substitute Attorney;

AND the Principal hereby declares that, these presents having been given for security purposes and to secure continuing obligations of the Principal, the powers hereby created shall be irrevocable and shall not be affected by the bankruptcy, liquidation, receivership, the making of an administration order or appointment of an administrative receiver or any other equivalent event of or affecting the Principal;

DECLARATION

AND the Principal hereby declares that any person dealing with the Attorney or any Substitute Attorney shall not be concerned to see or enquire as to the propriety or expediency of any act, deed, matter or thing which the Attorney or Substitute Attorney may do or perform under the Principal's name.

DISCLOSURE

AND the Attorney or any Substitute Attorney shall have full power to disclose this Power of Attorney to whomsoever and in such manner as the Attorney or any

Substitute Attorney shall, in their absolute discretion consider necessary or desirable including without limitation the exhibition of this Power of Attorney for inspection.

AND the laws of England shall apply to this Power of Attorney and the interpretation thereof and to all acts of the Attorney and/or Substitute Attorney carried out or purported to be carried out under or pursuant hereto.

THIS Power of Attorney shall terminate on [.]

IN WITNESS whereof the Principal has caused this Power of Attorney to be executed and delivered as a deed this day and year first before written.


EXECUTED as a DEED                                   )
[insert company name of English Seller]              )
acting by two Directors                              )
or a Director and the Secretary:                     )









Director:


Director/Secretary:

                                   APPENDIX 3
                    SCHEDULES SPECIFIC TO THE UNITED-KINGDOM

                                   SCHEDULE 3
  REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS SPECIFIC TO THE ENGLISH SELLERS

                                      none

                                   APPENDIX 3
                    SCHEDULES SPECIFIC TO THE UNITED-KINGDOM

                                   SCHEDULE 4
      REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS SPECIFIC TO THE ENGLISH
                                    SERVICERS

In addition to Schedule 9 of Appendix 1, the Servicers incorporated in England shall further undertake to the Management Company and the Custodian that, save the Declaration of Trust, there is no Encumbrance over or in relation to the Collection Account (or the proceeds of or any interest in such accounts) and it is not a party to nor are any of such assets bound by any order, agreement or instrument under which it is or in certain events may be required to create, assume or permit to arise any Encumbrance over or in relation to such assets.

                                   APPENDIX 3
                    SCHEDULES SPECIFIC TO THE UNITED-KINGDOM

                                   SCHEDULE 5
      REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS SPECIFIC TO THE ENGLISH
                              ADMINISTRATIVE AGENT

                                      none

                                   APPENDIX 3
                    SCHEDULES SPECIFIC TO THE UNITED-KINGDOM

                                   SCHEDULE 6
                          FORM OF AUDITOR'S CERTIFICATE

                                      none

                                   APPENDIX 3
                    SCHEDULES SPECIFIC TO THE UNITED-KINGDOM

                                   SCHEDULE 7
                           FORM OF NOTICE OF TRANSFER




             [[Management Company's - GE Factofrance] letterhead]





                                                            Paris, [.date.]


                                                            [.name of Debtor.]
                                                            [.address.]
                                                            [.address.]


Registered mail with acknowledgement of receipt
-----------------------------------------------


Re:   notification of payment instructions.
--

Dear Sirs,

We hereby give you notice that pursuant to a master receivables transfer and servicing agreement dated 21 June 2005, [relevant Seller] (a company incorporated under the laws of [o], with its registered office at [o], registered with the trade and company register of [o] under number [o]) (the Seller), assigned to the FCC CROWN RECEIVABLES EUROPE (the Reglement (FCC Regulations) of which has been executed on 21 June 2005, represented by the management company France Titrisation, a societe anonyme registered with the trade and companies register of Paris under number 353 053 531, whose registered office is at 41, Avenue de l'Opera, 75002 Paris) (the Purchaser), in accordance with articles L. 214-43 et seq. of the French Code monetaire et financier, each of the receivables listed below due from you to the Seller (the Receivables). [In addition, pursuant to a back-up servicing agreement dated 21 June 2005, GE Factofrance has been appointed as back-up servicer of the Receivables in accordance with article L. 214-46 of the French Code monetaire et financier.]



Designation and identification of the Receivables:

------------------------------------------------------------------------------------------------------------------
                                               List of Receivables
------------------------------------------------------------------------------------------------------------------
   Date    Invoice no.       Due date         Method of    Trade bill      Amount     Amounts of   Days of delay
                                               Payment      received                  trade bill
                                                                                       received
------------------------------------------------------------------------------------------------------------------
                          day      month
------------------------------------------------------------------------------------------------------------------


As a consequence and with effect from the date of this notice, we inform you that you must make all your payments in respect of the Receivables according to the instructions below.


Payments by bank transfer shall be made to the account below:

Bank account of the Purchaser:

o        Bank no.:             [.]
o        Account no.:          [.]
o        Bank code:            [.]
o        Guichet code:         [.]
o        RIB key:              [.]

Payments by cheques shall be made to the order of the Purchaser and the cheques shall be sent to [name of the relevant Servicer - GE Factofrance].

Promissory notes and bills of exchange shall be issued to the order of the Purchaser.

We draw your attention on the fact that you will only be discharged of your payment obligations by following the instructions above. You could be exposed to pay twice the same amount if your payment is not made strictly in accordance with the instructions above, even though you pay directly the Seller. [Any request for information or any claim must imperatively be sent to GE Factofrance whose details are shown above.

GE FACTOFRANCE
Tour Facto
18, rue Hoche
92988 Paris La Defense Cedex
France

Facsimile:        01 46 35 69 00
Telephone:        01 46 35 70 98 / 01 46 35 68 33
E-mail:           [.]
Attention:        [.]

We also request that you inform forthwith GE Factofrance of any right of defence you may be in a position to exercise against the Purchaser arising under the Receivables.]

Yours faithfully,

[France Titrisation - GE Factofrance],



...........................................
Name:         [.]
Title:        [.]


                                    CONTENTS

CLAUSE                                                                                             PAGE



SECTION I: DEFINITIONS AND INTERPRETATION............................................................3

1        DEFINITIONS AND INTERPRETATION..............................................................3
1.1      INCORPORATION OF DEFINITIONS................................................................3
1.2      PRINCIPLES OF CONSTRUCTION..................................................................3
1.3      COMMON TERMS................................................................................3

SECTION II: ASSIGNMENT OF RECEIVABLES................................................................4

2        COMMITMENT TO SELL THE RECEIVABLES TO THE FCC...............................................4
2.1      COMMITMENT TO SELL..........................................................................4
2.2      ACCEPTANCE..................................................................................4
2.3      SELECTION OF THE RECEIVABLES................................................................4
2.4      FINANCING ELIGIBILITY CRITERIA..............................................................4

3        OFFER AND ACCEPTANCE........................................................................5
3.1      INDIVIDUAL TRANSFER OFFER...................................................................5
3.2      CONSISTENCY TESTS...........................................................................5

3.4      NO EFFECTIVE TRANSFER.......................................................................6
3.5      NO INDEPENDENT INVESTIGATION................................................................6

4        ASSIGNMENT OF RECEIVABLES...................................................................7
4.1      PROCEDURE...................................................................................7
4.2      TRANSFER DOCUMENT...........................................................................7
4.3      EFFECT......................................................................................7
4.4      ADDITIONAL FORMALITIES......................................................................8
4.5      NO FORMALITIES IN RELATION TO ANCILLARY RIGHTS..............................................8
4.6      FAILURE TO PERFORM..........................................................................8

5        PURCHASE PRICE..............................................................................8
5.1      DETERMINATION OF THE PURCHASE PRICE.........................................................8
5.2      PAYMENT OF THE PURCHASE PRICE...............................................................9
         5.2.1    Computation of the Initial Purchase Price and the Deferred Purchase Price..........9




                                    Page 164


         5.2.2    Payment of the Initial Purchase Price..............................................9
         5.2.3    Payment of the Deferred Purchase Price.............................................9
5.3      DISCHARGE...................................................................................9

6        FAILURE TO CONFORM TO THE ELIGIBILITY CRITERIA.............................................10
6.1      REMEDIES...................................................................................10
6.2      PROCEDURE..................................................................................10
6.3      CONSEQUENCES...............................................................................11

7        OPTION TO REPURCHASE.......................................................................11

8        PERFECTION OF TRANSFER AGAINST DEBTORS.....................................................12

9        LIQUIDATION OF THE FCC.....................................................................12

SECTION III: SERVICING AND COLLECTION OF RECEIVABLES................................................14

10       APPOINTMENT OF THE SERVICERS...............................................................14
10.1     APPOINTMENT AND RESPONSIBILITIES...........................................................14
10.2     ACCEPTANCE OF APPOINTMENT..................................................................14
10.3     AUTHORITY OF THE SERVICERS.................................................................15

11       SUB-CONTRACTS..............................................................................15

12       COLLECTION ACCOUNTS........................................................................16
12.1     BANK ACCOUNTS..............................................................................16
12.2     COLLECTION ACCOUNT SECURITY AGREEMENT......................................................17
12.3     CHANGES TO COLLECTION ACCOUNTS.............................................................17
12.4     COLLECTION ACCOUNT BANK RATING.............................................................17
12.5     ADDITIONAL COLLECTION ACCOUNTS.............................................................18
12.6     OPERATION OF ACCOUNTS......................................................................18
12.7     COLLECTION RECORDS.........................................................................18

13       COLLECTIONS OF RECEIVABLES.................................................................18
13.1     COLLECTIONS................................................................................18
13.2     RECONCILIATION OF THE COLLECTIONS..........................................................19
13.3     INSTRUCTIONS TO THE COLLECTION ACCOUNT BANKS...............................................19
13.4     DILUTIONS..................................................................................19
13.5     APPORTIONMENT OF COLLECTIONS...............................................................20

14       CONTRACTUAL DOCUMENTS AND FILES............................................................20

15       MANAGEMENT OF THE DEBTOR ACCOUNTS..........................................................21

16       REPORTS....................................................................................22




                                    Page 165

16.1     INDIVIDUAL REPORT..........................................................................22
16.2     CONSOLIDATED REPORT........................................................................22
16.3     ADDITIONAL INFORMATION.....................................................................22

17       ENFORCEMENT................................................................................22

18       RECORDS....................................................................................23
18.1     MAINTENANCE OF RECORDS.....................................................................23
18.2     ACCESS TO RECORDS..........................................................................23
18.3     AUDIT OF THE COMPUTER FILES, THE INDIVIDUAL REPORTS AND THE CONSOLIDATED REPORTS...........24
18.4     ADJUSTMENTS..................................................................................

19       SERVICING FEE..............................................................................24

20       TERMINATION OF APPOINTMENT.................................................................25
20.1     SERVICER TERMINATION DATE..................................................................25
20.2     ADMINISTRATIVE AGENT TERMINATION DATE......................................................25
20.3     SUBSTITUTION...............................................................................25

20.5     DUTIES OF THE BACK-UP SERVICER.............................................................27
20.6     FEES UPON TERMINATION........................................................................

SECTION IV: RELATIONSHIP BETWEEN THE PARTIES AND CHANGES TO PARTIES.................................28

21       APPOINTMENT OF THE FRENCH ADMINISTRATIVE AGENT.............................................28
21.1     APPOINTMENT AND AUTHORITY OF THE FRENCH ADMINISTRATIVE AGENT...............................28
21.2     ACCEPTANCE OF APPOINTMENT..................................................................29

21.4     DURATION OF THE APPOINTMENT................................................................29
21.5     FEES.......................................................................................29

22       APPOINTMENT OF THE ENGLISH ADMINISTRATIVE AGENT............................................29
22.1     APPOINTMENT AND AUTHORITY OF THE ENGLISH ADMINISTRATIVE AGENT..............................29
22.2     ACCEPTANCE OF APPOINTMENT..................................................................30
22.3     LIABILITIES................................................................................30
22.4     DURATION OF THE APPOINTMENT................................................................31
22.5     FEES.......................................................................................31




                                    Page 166


23       RIGHT OF RECOURSE..........................................................................31
23.1     NO LIABILITY AGAINST THE FCC...............................................................31
23.2     OBLIGATIONS SEVERAL........................................................................31
23.3     OBLIGATIONS IN RESPECT OF THE TRANSFERRED RECEIVABLES......................................31

24       CHANGES TO THE SELLERS.....................................................................32
24.1     RESIGNATION OF A SELLER....................................................................32
24.2     MANDATORY CANCELLATION.....................................................................32
24.3     ADDITIONAL SELLERS.........................................................................33

SECTION V: REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS.............................................34

25       REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS OF THE SELLERS................................34

26       REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS OF THE SERVICERS..............................34

27       REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS OF EACH ADMINISTRATIVE AGENT..................34

28       REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS OF THE MANAGEMENT COMPANY AND THE CUSTODIAN...35

SECTION VI: MISCELLANEOUS...........................................................................36

29       PARTIAL INVALIDITY.........................................................................36

30       TRANSFER OF RIGHTS.........................................................................36

31       AMENDMENTS.................................................................................37

32       INCREASE OF THE FCC MAXIMUM AMOUNT.........................................................37

33       GOVERNING LAW AND SETTLEMENT OF DISPUTES...................................................37
33.1     GOVERNING LAW..............................................................................37
33.2     SETTLEMENT OF DISPUTES.....................................................................37

APPENDIX 1 COMMON SCHEDULES.........................................................................40



                                    Page 167

SCHEDULE 1 LIST OF SELLERS AND SERVICERS............................................................40
         Part A List of French Sellers and French Servicers.........................................40
         Part B List of English Sellers and English Servicers.......................................41
SCHEDULE 2 ELIGIBILITY CRITERIA COMMON TO ALL RECEIVABLES...........................................42
         Part A The Receivable and the underlying provisions........................................42
         Part B Ownership of the Receivable - No third party rights.................................42
         Part C Compliance with any applicable law - Validity of the obligations....................43
         Part D Contractual Documents...............................................................43
         Part E Servicing of the Receivable - Identification of the Receivable......................44
         Part F Financial and tax characteristics of the Receivable.................................44
         Part G Debtor of the Receivable............................................................44
SCHEDULE 3 LIST OF COLLECTION ACCOUNTS..............................................................46

SCHEDULE 5 FORM OF TRANSFER DOCUMENT................................................................50
SCHEDULE 6 CONDITIONS PRECEDENT.....................................................................54
         Part A Conditions precedent prior to or on the Closing Date or the first Transfer Date.....54
         Part B Conditions precedent prior to each Transfer Date or each Principal Transfer Date....55
         Part C Other conditions precedent required to be delivered.................................56
         Part D Conditions precedent required to be delivered by a new Seller.......................56
         Part E Benefit of the conditions precedent.................................................57
         Part F Conditions precedent not satisfied..................................................57
SCHEDULE 7 FORM OF CUSTODY PROCEDURES REPORT........................................................58
SCHEDULE 8 REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS COMMON TO ALL SELLERS.......................61
         Part A Representations and warranties of the Sellers.......................................61
         Part B Undertakings of the Sellers.........................................................64
SCHEDULE 9 REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS COMMON TO ALL SERVICERS.....................70
         Part A Representations and warranties of the Servicers.....................................70
         Part B Undertakings of the Servicers.......................................................73
SCHEDULE 10 REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS COMMON TO THE ADMINISTRATIVE AGENTS........79
         Part A Representations and warranties of the Administrative Agents.........................79
         Part B Undertakings of the Administrative Agents...........................................81
SCHEDULE 11 REPRESENTATIONS AND WARRANTIES OF THE MANAGEMENT COMPANY AND THE CUSTODIAN..............84
         Part A Representations and warranties of the Management Company............................84
         Part B Representations and warranties of the Custodian.....................................84
SCHEDULE 12 POTENTIAL EVENTS OF DEFAULT COMMON TO ALL SELLERS, SERVICERS, ADMINISTRATIVE AGENTS AND
         PARENT COMPANY.............................................................................86
         Part A Seller, Servicer, Administrative Agent and Parent Company Potential Events of Default86
         Part B  Consequences  of a  Seller,  Servicer,  Administrative  Agent  and  Parent  Company
                  Potential Event of Default........................................................87
SCHEDULE 13 EVENTS OF DEFAULT AND EARLY AMORTISATION EVENTS COMMON TO ALL SELLERS, SERVICERS,
         ADMINISTRATIVE AGENTS AND PARENT COMPANY...................................................89




                                    Page 168

         Part A  Seller,  Servicer,  Administrative  Agent and Parent  Company  Events of Default and
                  Early Amortisation Events.........................................................89
         Part B Consequences of a Seller,  Servicer,  Administrative Agent or Parent Company Event of
                  Default or Early Amortisation Event...............................................91
         Part C Receivables Event of Default........................................................93
         Part D Consequences of a Receivables Event of Default......................................93

         1.       File name.........................................................................95
         2.       File format.......................................................................95
         3.       File type.........................................................................96
SCHEDULE 15 FORM OF CONSOLIDATED REPORT............................................................103
SCHEDULE 16 FORM OF RESIGNATION LETTER.............................................................104
SCHEDULE 17 FORM OF REQUEST TO ADD AN ADDITIONAL SELLER............................................106
SCHEDULE 18 FORM OF ACCESSION LETTER...............................................................108
SCHEDULE 19 FORM OF CONSOLIDATED TRANSFER OFFER....................................................110
SCHEDULE 20 FORM OF ACCEPTANCE.....................................................................113
SCHEDULE 21 FORM OF NOTICE OF REFUSAL..............................................................115
SCHEDULE 22 FORM OF AUDITOR'S CERTIFICATE IN RESPECT OF THE PARENT COMPANY.........................117
SCHEDULE 23 FINANCING ELIGIBILITY CRITERIA.........................................................121
SCHEDULE 24 FORM OF SOLVENCY CERTIFICATE IN RESPECT OF THE SELLERS.................................122
SCHEDULE 25 FORM OF INDIVIDUAL RETRANSFER REQUEST..................................................126
SCHEDULE 26 FORM OF COMPUTER FILE..................................................................128
SCHEDULE 27 FORM OF SOLVENCY CERTIFICATE IN RESPECT OF THE SELLERS AT CLOSING DATE.................135

APPENDIX 2 SCHEDULES SPECIFIC TO FRANCE............................................................140
SCHEDULE 1 ELIGIBILITY CRITERIA SPECIFIC TO FRANCE.................................................140
SCHEDULE 2 CONDITIONS PRECEDENT SPECIFIC TO FRANCE.................................................141
SCHEDULE 3 REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS SPECIFIC TO THE FRENCH SELLERS.............142
SCHEDULE 4 REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS SPECIFIC TO THE FRENCH SERVICERS...........143
SCHEDULE 5 REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS SPECIFIC TO THE FRENCH ADMINISTRATIVE AGENT144
SCHEDULE 6 FORM OF AUDITOR'S CERTIFICATE...........................................................145
SCHEDULE 7 FORM OF NOTICE OF TRANSFER..............................................................149

APPENDIX 3 SCHEDULES SPECIFIC TO THE UNITED-KINGDOM................................................152
SCHEDULE 1 ELIGIBILITY CRITERIA SPECIFIC TO THE UNITED-KINGDOM.....................................152
SCHEDULE 2 CONDITIONS PRECEDENT SPECIFIC TO THE UNITED-KINGDOM.....................................153
SCHEDULE 3 REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS SPECIFIC TO THE ENGLISH SELLERS............157





                                    Page 169

SCHEDULE 4 REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS SPECIFIC TO THE ENGLISH SERVICERS..........158
SCHEDULE 5 REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS SPECIFIC TO THE ENGLISH ADMINISTRATIVE AGENT159
SCHEDULE 6 FORM OF AUDITOR'S CERTIFICATE...........................................................160
SCHEDULE 7 FORM OF NOTICE OF TRANSFER..............................................................161






                                    Page 170

                                  21 June 2005







                               FRANCE TITRISATION
                             (as Management Company)



                                   BNP PARIBAS
                                 (as Custodian)



                 The ENTITIES listed in Schedule 1 of Appendix 1
                            (as Sellers or Servicers)



                           CROWN EMBALLAGE FRANCE SAS
                        (as French Administrative Agent)



                             CROWN PACKAGING UK PLC
                        (as English Administrative Agent)






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                          FCC CROWN RECEIVABLES EUROPE


               MASTER RECEIVABLES TRANSFER AND SERVICING AGREEMENT


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